As filed with the Securities and Exchange Commission on April 29, 2022

Registration Nos. 333-149540; 811-09507

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 58	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number)

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485
☐	days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Prospectus

May 1, 2022

Farmers EssentialLife® Variable Universal Life

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED THROUGH:

Farmers Variable Life Separate Account A

BY

Farmers New World Life Insurance Company

This prospectus describes Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance may increase or decrease depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Principal Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit Value. An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, WA 98005.

Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured. The natural person whose life is Insured by this Policy.

Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.

Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE. The New York Stock Exchange

Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date. The date we record your Policy on Our books as an In Force policy.

Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

Key Information

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawal

There are surrender charges assessed if your Policy is surrendered during the first 9 Policy years, or within 9 years following any increase in Face Amount. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $44.40 per $1000 of Face Amount. For example, if the Face Amount is $100,000, the highest possible surrender charge would be $4,440.

See “Charges and Deductions – Surrender Charge.”

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

•  A premium expense charge will be deducted upon the payment of each premium.

•  A partial surrender processing fee will be deducted upon any partial surrender.

•  A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

•  A fee may be charged upon request for an additional annual report.

See “Charges and Deductions.”

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions.”

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)*	0.20%	1.20%
	*Asa percentage of Portfolio net assets. See “Appendix A: Portfolios Available Under the Policy.”
	RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Principal Policy Risks.”
Not a Short-Term Investment

The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium expense charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Principal Policy Risks – Effects of Surrender Charges.”

Risks Associated with Investment Options

An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Principal Policy Risks – Risk of Poor Investment Performance.”

Insurance Company Risks

Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained at www.ambest.com.

See “Farmers New World Life Insurance Company and Fixed Account – Farmers New World Life Insurance Company.”

Contract Lapse

The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.

See “Policy Lapse and Reinstatement .”

RESTRICTIONS
Investments

There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account).. These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers.”

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios.”

Optional Benefits

There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy.”

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Contract in which case to the extent there are earnings in the contract, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.

See “Federal Tax Considerations.”

CONFLICTS OF INTEREST
Investment Professional Compensation

Some investment professionals may receive compensation for selling the Policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.

See “Additional Information.”

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free “Section 1035” Exchanges.”

Overview of the Policy

Purpose

The purpose of the Policy is to provide lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values.

Premiums

You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time.

You may allocate premiums to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed in “Appendix A: Portfolios Available Under the Policy.” Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. You may also allocate premiums to the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so.

Policy Features

Death Benefit

As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary on receipt of due proof of death. You may choose one of two death benefit options under the Policy.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:

¡	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:

¡	the Face Amount on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable Death Benefit Percentage.

Surrender

At any time while the Policy is in force, you may fully Surrender your Policy and receive the Cash Surrender Value. After the first Policy year, you may withdraw part of the Cash Surrender Value, subject to certain restrictions. Surrenders may have tax consequences. See “Full and Partial Surrenders.”

Loans

You may take a loan against the Policy by submitting a signed request to the Service Center. Generally, the minimum amount of each loan is $250. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other Policy proceeds. If your Policy is a Modified Endowment Contract, there may be additional tax implications.

Supplemental Benefits (Riders)

The Policy offers the following riders that provide supplemental benefits under the Policy.

•	Accelerated Benefit Rider for Terminal Illness

•	Accidental Death Benefit Rider

•	Automatic Increase Benefit

•	Children’s Term Insurance Rider

•	Waiver of Deduction Rider

•	Monthly Disability Benefit Rider (not available under Policies issued after August 7, 2015)

Additional fees are charged for certain riders. See “Other Benefits Available Under the Policy

Fee Table

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Sales Expense	Upon payment of each premium	4.8%	4.8% in years 1-10 years; 0.8% in years 11+
Premium Taxes	Upon payment of each premium	2.2%	2.2%
Maximum Deferred Sales Charge (Load)[1] (Per $1,000 of Face Amount)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

◆ Minimum Charge in Policy Year 1[2]		$3.00	$3.00

◆ Maximum Charge in Policy Year 1[3]		$44.40	$44.40

◆ Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06
Partial Surrender Processing Fees	Upon partial surrender	2.0%	2.0%
(As a percentage of the amount withdrawn, not to exceed $25.00)
Transfer Fees	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer

[1]	The Surrender Charge is determined by applying a Surrender Charge Factor (see Appendix D) to the Face Amount, and dividing the result by 1,000 as more fully set out in your Policy.
[2]	This minimum charge is based on a female Insured age 0 at issue.
[3]	This maximum charge is based on a male Insured for a Policy that is issued at age 61.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio Company fees and expenses.

Periodic Charges Other Than Annual Portfolio Company Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Base Contract Charge:
Cost of Insurance[4] (No table rating factor charge or other extra charge4 5):	Monthly on the Issue Date and on each monthly due date	Per $1,000 of Risk Insurance Amount7 8	Per $1,000 of Risk Insurance Amount

◆ Minimum5 6		$0.01	$0.01

◆ Maximum Charge6 7		$37.12	$37.12

◆ Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06
Monthly Underwriting and Sales Expense Charge (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and (Per $1,000 of original Face Amount and any Face Amount increase) or within 5 years after any increase in Face Amount

◆ Minimum Charge8 9		$0.07	$0.07

◆ Maximum Charge9 10		$2.21	$2.21

◆ Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year		$0.26	$0.25

[4]

Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Contract Value, the number of months since the Issue Date, and the amount of the Face Amount, among other factors. The cost of insurance rate you pay may increase annually with the age of the Insured. We currently apply higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[5]

Table rating factor charges and flat extra charges are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[6]	The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.
[7]

This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[8]

The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

[9]	This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.

Mortality and Expense Risk Fees (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%
Administrative Expenses	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100
Loan Interest Rates	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.	These rates may change at our discretion, but are guaranteed not to exceed 6.5%.	For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually.
Optional Benefit Charges:
Accelerated Benefit Rider for Terminal Illness	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount
Accidental Death Benefit Rider (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge10 11		$0.08	$0.04

◆ Maximum Charge11 12		$0.56	$0.51

◆ Charge for an Insured at Attained Age 35		$0.08	$0.06
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78
Monthly Disability Benefit Rider (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

◆ Minimum Charge12 13		$6	$4

◆ Maximum Charge		$62	$45

◆ Charge at the Insured’s Attained Age 35		$7	$4.5
Waiver of Deduction Rider (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

◆ Minimum Charge12 13		6%	4%

◆ Maximum Charge		60%	45%

◆ Charge at the Insured’s Attained Age 35		7%	4.5%

[10]	This maximum charge is based on a male Insured at age 80.
[11]	The minimum charge is based on a female Insured at Attained Age 11.
[12]

The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s risk of accidental death is roughly triple that of a representative Insured.

[13]	The minimum charge is for an Insured at Attained Age 21.

The Policy charges a Monthly Deduction, which consists of the total of 1) Cost of Insurance, 2) Administrative Expenses, 3) Monthly Underwriting and Sales Expense Charge and 4) risk charges of any attached riders. See “Charges and Deductions – Monthly Deductions.”

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract. [These amounts also include applicable Platform Charges if you choose to invest in certain Portfolio Companies.] A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses13 14	Minimum	Maximum
(Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.20%

Principal Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force because poor investment performance and/or partial surrenders could result in a lapse of a Policy, notwithstanding payment of minimum Premiums.

You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement “ section of this prospectus.

[14]

Before expense reimbursements or fee waiver arrangements. The Portfolio expenses used to prepare this table were provided to Farmers by the Portfolio(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2021. Current or future expenses may be greater or less than those shown.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59 1/ 2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax advisor about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.

A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.

In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax advisor about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

Business Continuity Risk

Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes, although we do have plans in place to mitigate the interruption.

Cyber-Security Risk

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. We devote significant resources to continually driving down our cyber risk and protecting our systems and data from the rapidly evolving threat landscape all companies face today. Nonetheless, there can be no absolute assurance that we or the underlying Portfolios or our service providers will avoid losses due to cyber-attacks or information security breaches.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite  300, Bellevue, Washington 98005. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts (i.e., the Variable Account), and those obligations amounts are subject to our claims-paying ability and financial strength. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been necessarily reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. Farmers is obligated to pay all amounts promised to investors under the Policies. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund, as available. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment advisor is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisors that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Information regarding each Portfolio, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A: Portfolios Available Under the Policy.”

Please read the attached prospectuses and/or summary prospectuses for the Portfolios to obtain more complete information regarding the Portfolios

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment advisor’s (and/or subadvisor’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment advisor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s advisor is an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus and/or summary prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We and/or Farmers Financial Solutions, LLC (“FFS”), may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisors, administrators, and/or distributors), in connection with certain administrative, marketing and other services we and/or FFS provide and expenses we incur. We and/or FFS generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or FFS, the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
American Funds	0.25%	Franklin Templeton	0.25%
DWS	0.25%	Janus	0.25%
BNY Mellon	0.25%	PIMCO	0.15%
Fidelity®	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisors or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment advisor (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisors, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.

We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.

Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000; $75,000 for standard/nicotine Premium Class Insureds age 21-50; and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement (“TIA”) included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date insurance coverage under the Policy becomes effective;
•

The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives a signed request from the Proposed Policy Owner(s) to cancel or withdraw either the Application or the TIA.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right to Examine Period)

You may cancel a Policy during the “Right to Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right to Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right to Examine Period, we will treat the Policy as if we never issued it. We will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right to Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right to Examine Period by returning it with a signed request for cancellation to our Home Office.

During the 30-day Right to Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right to Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right to Examine Period has expired, we will impose a Surrender Charge on the transaction.

Other Policies

We may offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary. Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.

•  You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Modifying the Policy

Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 121);

•	the date the Insured dies;

•	a grace period ends before We receive the sufficient Premium Payment or Loan Repayment or both as defined in the Grace Period section; or

•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses. See “Charges and Deductions – Premium Deductions.”

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Principal Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.

For a full discussion of the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.

The minimum premium will change if:

•	you increase or decrease the Face Amount;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial Surrender when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application. In the absence of allocation instructions, the Contract Value will remain in the Fixed Account pending such instructions.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Your Contract Values

Your Contract Value:

•  varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus

•  the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

•  any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•  the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•  the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus

• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The monthly underwriting and sales expense charge, if any; plus
•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date, among other factors) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount, as defined below, divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix B (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.

The Risk Insurance Amount on the Monthly Due Date is:

1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value, respectively, would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Insured’s age, gender, Premium Class of the Insured, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. For Sample rates, see “Appendix B: Guaranteed Maximum Cost of Insurance Rates.”

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks.

The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 or 2017 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.

The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:

1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix C; then
2.	Multiply this charge per $1,000 by the original Face Amount; and then
3.	Divide the result by 1,000.

If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the three steps outlined above.

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Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We may provide a discount on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers Insurance® auto policy, or is one of the named Insureds under a Farmers Insurance® home owner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details concerning the rate of MUSEC discount that may be applied to your Policy. The size of the qualifying policy does not affect the amount of the discount.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:

•	Accidental Death Benefit Rider
•	Children’s Term Insurance Rider
•	Waiver of Deduction Rider
•	Monthly Disability Benefit Rider (not available effective August 7, 2015)

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.
•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of:

1.	the Surrender Charge for the Face Amount on the Issue Date; plus
2.	the Surrender Charge for each increase in Face Amount.

To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix D of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.

To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix D of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.

For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see “Appendix D: Table of Surrender Charge Factors” of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.

An example of calculating the Surrender Charge follows:

This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.

•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.
•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

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For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2021, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.20% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus. See also “Transfers – Policy and Procedures Regarding Disruptive Trading and Market Timing.”

Other Charges

◾	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
◾	Certain riders attached to the Policy will have their own charges. See the “Fee Table” for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Payment Options” section in the SAI.

Death benefit Amount Payable equals:	• the death benefit (described below) in effect as of the date of the Insured’s death; minus
• any Monthly Deductions due and unpaid at the date of the Insured’s death; minus
• any Outstanding Loan Amount you owe on the Policy loan(s); plus
• the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of receipt of due proof of death and payment instructions at the Home Office. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Additional Policy Provisions – Our Right to Contest the Policy; Suicide Exclusion; Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:	• your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• your Policy’s Face Amount on the date of the Insured’s death; or
• your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax advisor before changing the death benefit option.

After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change.

Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax advisor before changing the Face Amount.

Increases

•

You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.

•	The minimum increase is $10,000.

•

An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deduction – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.
•	Increasing the Face Amount will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.

•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.

•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

•	Any decrease will first be used to reduce:

¡	the most recent increase; then
¡	the next most recent increases in succession; and then
¡	the Face Amount on the Issue Date.
•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.

•

A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.

•

Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see “Payment Options” of the SAI.

Other Benefits Available Under the Policy

In addition to the standard death benefit associated with your contract, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the Fee Table.

Optional Benefits with No Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accelerated Benefit Rider for Terminal Illness	Access up to 50% of the Death Benefit (subject to a $150,000 maximum) under the Policy if the Insured is diagnosed with a terminal illness as defined in the Policy.

•  The Policy’s expiration/maturity date must be more than 2 years from the request of the benefit under this rider.

•  Consent from irrevocable beneficiaries and permitted assignees, if any, needed.

•  No benefit if the Policy Owner is a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason. • No benefit if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.
Automatic Increase Benefit Rider	Automatic annual increases in Face Amount.

•  Increases apply on each Policy Anniversary prior to the Insured’s Attained Age 55, or on the first two Policy Anniversaries if the Insured’s Issue Age is between 53 and 55 when the rider is issued.

•  The rider ends when the Insured attains age 55.

Optional Benefits with Additional Charge
Name of Benefit	Purpose	Brief Description of Restrictions/Limitation
Accidental Death Benefit Rider	Payment of an additional death benefit if the Insured’s death was caused by accidental bodily injury.

•  Exclusions from Coverage – Death resulting from:

¡   Suicide whether sane or insane;

¡  War or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not;

¡   Bodily or mental infirmity, illness or disease of any kind;

¡  Bacterial infection other than infection occurring as a result of accidental or external bodily injuries;

¡  Committing or attempting to commit an assault or felony;

¡   Voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas;

¡   Participating in aviation, except as a passenger.

Children’s Term Insurance Rider	Term insurance on the Insured’s current and future legal dependent children.	• Insurance coverage for each insured child continues until the earlier: (1) the child’s 22nd birthday, or (2) the Insured reaches Attained Age 65.
Waiver of Deduction Rider	Waives Monthly Deductions due to the Insured’s qualifying total disability. This rider may help prevent the Policy from lapsing during a period of total disability by waiving Monthly Deductions.

•  Exclusions from coverage – disability resulting from:

¡   Intentional self-inflicted injury;

¡  War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country;

¡  Participation in aviation, except as a passenger

Monthly Disability Benefit Rider	Payment of a Monthly Disability Benefit if the insured is totally Disabled.

•  Effective August 7, 2015, the Monthly Disability Benefit Rider was no longer available and could not be added to a Policy; Monthly Disability Benefit Riders that were in force as of August 7, 2015 were not affected

•  Exclusions from Coverage – Disability resulting from:

¡   Intentional self-inflicted injury;

¡  War or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or

¡  Participation in aviation, except as a passenger.

Accelerated Benefit Rider for Terminal Illness

This rider provides for a payment to the Owner if the Insured is diagnosed by certain physicians as having a medical condition that with reasonable medical certainty will result in the Insured’s death within 12 months from the date of the physician’s statement, regardless of any medical treatment the Insured receives, or a condition that requires a human bone marrow or an entire human heart, kidney, lung, pancreas or liver (“Major Organ”) transplant to prevent the Insured’s death within the next 12 months (“Terminal Illness”). The benefit amount is a part of the Policy’s death benefit paid while the Insured is living. If the Insured dies before payment is made then no benefit amount is payable. The maximum portion of the death benefit available for acceleration is the lesser of: (1) $150,000; or (2) 50 percent of the death benefit available on the policy to which this rider is attached on the date the request for the benefit amount is received in our home office. If, however, at the time of request for the benefit amounts, the death benefit equals the surrender value, and the Insured’s death is anticipated within 24 months, any amount up to 100 percent of the death benefit is available for acceleration. Non-accelerated benefits provided by riders attached to the policy are not included in the determination of the benefit amount. The benefit amount is subject to the following adjustments and deductions:

1. We will pay the present value of the amount available for acceleration under the benefit amount. This calculation will be based on the applicable actuarial discount appropriate to the Policy. The maximum interest rate used for the discount is the greater of: a) the current yield on 90 day US Treasury Bills; or b) the current maximum statutory adjustable policy loan interest rate.

2. If, on the date we approve the request, there is an outstanding policy loan, the benefit amount will be reduced by the benefit amount before any adjustments and deductions, divided by the current death benefit provided by the Policy excluding any attached riders (“Benefit Percentage”) multiplied by the outstanding loan balance. This reduction repays a portion of the policy loan.

3. We will reduce the benefit amount by any monthly deductions that are due and unpaid at the time we approved the request for payment of the benefit amount. Otherwise, we will reduce the benefit amount by any premiums which are due and unpaid at the time we approve the request.

4. We may reduce the benefit amount by an administrative charge not to exceed $250.

Payment of the benefit amount is subject to the following conditions:

1. The expiration or maturity date of the Policy must be more than 2 years from the date the benefit amount is requested. The Policy must not be in force as extended term or reduced paid-up insurance.

2. The sum of benefit amounts on this and any other policies issued by us on the life of the Insured may not exceed $150,000. Only one benefit amount is allowed per Policy. These limitations will not apply to this Policy if the benefit is requested at a time when the death benefit proceeds that would be payable under the Policy in the event of the Insured’s death are the same as the proceeds that would be payable if the Policy was surrendered.

3. We must receive proof of eligibility that is acceptable to us and will only pay the benefit amount during the Insured’s Lifetime.

4. We must receive a consent form from all irrevocable beneficiaries and permitted assignees, if any. We also reserve the right to require a consent form from the Insured and the Policy Owner, their spouses, other beneficiaries, and any other person if, in our sole discretion, such person’s consent is necessary to protect our interests.

5. This benefit is not meant to cause involuntary access to proceeds. Therefore, this benefit is not available if the Policy Owner is: a) required by law to use this benefit to meet the claims of creditors, whether in bankruptcy or otherwise, or b) required by a government entity to use this benefit in order to apply for, obtain, or otherwise keep a government benefit or entitlement, or for any other reason.

In addition to any other conditions, exclusions or limitations set forth in this rider, no benefit will be provided by this rider if the Terminal Illness results from actions of the Insured that are intended or would be expected to result in injury.

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.

Claim Provisions. Written proof of the Insured’s Terminal Illness, in form and content acceptable to us, must be received by us at our home office before we will pay the benefit amount. This proof will include properly completed claim forms, a Physician’s Statement, and medical information acceptable to us supporting the Diagnosis including documentation supported by clinical, radiological, histological and laboratory evidence. We may require additional medical information from the physician submitting the statement and from other Physicians, specialists, or institutions having knowledge of the Insured’s Terminal Illness. At our expense, we reserve the right to have a physician of our choosing examine the Insured prior to paying the benefit amount, and as often as we deem reasonably necessary to determine the validity of your claim. We reserve the right to rely on the physician we choose for claim purposes. The benefit amount will be paid to the Policy Owner. We may place benefits in an interest bearing account to which the Policy Owner will have full access, unless the Policy Owner directs otherwise.

After the benefit amount is paid, the Policy will remain in force subject to the following adjustments:

1. This rider will terminate.

2. The death benefit or principal sum, Policy value or cash value, accumulation account, excluding any riders other than the Critical Illness Accelerated Benefit Rider, if any, and any outstanding loans, as applicable, will be reduced by the Benefit Percentage. Amounts in any Subaccounts and the Fixed Account will be reduced by the same percentage.

3. Cost of insurance charges and other monthly charges, if any, and any required premiums will be adjusted appropriately to reflect the current coverage.

4. Any outstanding loan will be reduced by the amount of loan repayment as described in item 2 above.

5. The benefits for any Accidental Death Benefit Rider and/or Children’s Term Insurance Rider will not be affected, provided these riders remain in effect according to the terms and conditions of any such riders.

We will send the Policy Owner, any irrevocable beneficiary and any permitted assignee, a statement showing the effect of the payment of the benefit amount on the Policy.

Termination of the Rider. This rider ends on the earlier of the following:

1. When we receive the Policy Owner’s written request to cancel this rider;

2. When the policy to which this rider is attached ends for any reason;

3. When the policy is in force as reduced paid-up or extended term insurance;

4. When we pay the benefit amount provided by this rider; or

5. When the Insured dies.

Impact on Policy Terms. This rider does not increase or decrease any Guaranteed Values of the Policy.

Example

John Doe is 49 years old, lives in Texas, and meets the medical condition requirements for the Accelerated Benefit Rider for Terminal Illness. His increasing death benefit option policy has a face amount of $325,000, and a current account value of $123,000 on the date the request for accelerated benefit is received. He has a $50,000 loan balance on the policy, and no other policies with Farmers.

The maximum death benefit available for acceleration is $150,000.

= min(150000, 50% × Death Benefit Available)

= min(150000, 50% × (325000 + 123000 – 50000))

= min(150000, 199000)

= 150000

The interest rate used for the actuarial discount of the benefit is 2.96%.

= max(Current Yield on 90 day US Treasury Bills, Current Max Stat Adjustable Policy Loan Interest Rate)

= max(0.12%, 2.96%)

= 2.96%

The benefit amount will be reduced by $18,844.22 due to the policy loan balance.

=	Maximum Benefit Available	x	Outstanding Loan Balance
Current Death Benefit

=	150000	×	50000
(325000 + 123000 – 50000)

= 18844.22

For this example, there are no monthly deduction that are due and unpaid, and no premiums which are due and unpaid.

The benefit will be reduced by an additional $150, because John Doe lives in Texas.

The final benefit amount received will be $126,693.42

=	Max Benefit	– Reduction for Loan – Administrative Charge
(1 + Interest Rae + for Discounting)

=	150000	—	18844.22 – 150
1 + 2.96%

= 126693.42

Accidental Death Benefit Rider

This rider provides for a payment to the Beneficiary upon receipt of due proof that the Insured’s death was caused by accidental bodily injury subject to the terms below. The Accidental Death Benefit amount varies by face amount, but is not less than $10,000.00.

Death must occur: 1) as a direct result of accidental bodily injury and independently of all other causes; and 2) within 90 days of such injury; and 3) before the Insured reaches Attained Age 70; and 4) while the Policy and rider are in force.

We will not pay this benefit if the death results from: 1) suicide whether sane or insane; 2) war or any act attributable to war, declared or undeclared, whether the Insured is in the military service or not; 3) bodily or mental infirmity, illness or disease of any kind; 4) bacterial infection other than infection occurring as a result of accidental or external bodily injuries; 5) committing or attempting to commit an assault or felony; 6) the voluntary taking of any poison, drug or sedative, asphyxiation from voluntary inhalation of gas; 7) participating in aviation, except as a passenger.

Charge for this Rider. The charge for this rider will be added to the monthly deduction for the policy. The monthly charge is the sum of: 1) the Risk Rate at the Insured’s Attained Age times the number of thousands of Accidental Death Benefit amount shown on the Policy Specifications page; plus 2) the extra monthly charge for a special premium class for this rider, if any.

If the Policy provides for Waiver of Deduction, the monthly charge for this rider will be waived if the monthly deduction for the Policy is waived.

Guaranteed Maximum Monthly Risk Rates are shown in the following table.

GUARANTEED MAXIMUM RISK RATES PER $1,000 ATTAINED AGE
AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE	AGE	RISK RATE

1	0.104	15	0.104	29	0.083	43	0.104	57	0.125

2	0.104	16	0.125	30	0.083	44	0.104	58	0.125

3	0.083	17	0.146	31	0.083	45	0.104	59	0.125

4	0.083	18	0.146	32	0.083	46	0.104	60	0.125

5	0.083	19	0.146	33	0.083	47	0.104	61	0.146

6	0.083	20	0.146	34	0.083	48	0.104	62	0.146

7	0.083	21	0.146	35	0.083	49	0.104	63	0.146

8	0.083	22	0.125	36	0.083	50	0.104	64	0.167

9	0.083	23	0.125	37	0.083	51	0.104	65	0.167

10	0.083	24	0.104	38	0.083	52	0.104	66	0.167

11	0.083	25	0.104	39	0.083	53	0.104	67	0.188

12	0.083	26	0.104	40	0.083	54	0.104	68	0.188

13	0.083	27	0.104	41	0.083	55	0.125	69	0.188

14	0.083	28	0.083	42	0.083	56	0.125

Termination of Rider. This rider will end when: 1) the Insured Attains Age 70; or 2) the policy ends; or 3) the Owner’s signed request for termination is received.

Impact on Policy Terms. This rider does not increase or decrease the guaranteed values of the Policy.

Example.

Jane Smith is 57 when her base policy is issued. She elects an additional $100,000 of Accidental Death Benefit coverage.

Under the guaranteed maximum charges, she will pay the following schedule of charges, each month.

Attained Age	Risk Rate	Guar Max Monthly Charges for $100,000 Coverage

57	0.125	$12.50

58	0.125	$12.50

59	0.125	$12.50

60	0.125	$12.50

61	0.146	$14.60

62	0.146	$14.60

63	0.146	$14.60

64	0.167	$16.70

65	0.167	$16.70

66	0.167	$16.70

67	0.188	$18.80

68	0.188	$18.80

69	0.188	$18.80

For example, when Jane has an attained age of 61, she will pay $14.60 each month, 175.20 for the year, for her accidental death coverage. If Jane dies prior to attained age 70, under applicable causes, the beneficiary will receive an additional $100,000 of death benefit. If Jane lives to attained age 70 or dies of other causes not covered by the rider, the beneficiary will only receive the base coverage death benefit.

Automatic Increase Benefit Rider

This rider provides for an automatic increase in the Face Amount of the policy on each Policy anniversary subject to the terms below. We will not require evidence of insurability.

On each Policy anniversary prior to the Insured’s Attained Age 55, or on the first two Policy anniversaries if the Insured’s Issue Age is between 53 and 55 when the rider is issued: 1) the Face Amount will be increased by the lesser of: (a) 3% of the Face Amount on the policy’s Issue Date or (b) $10,000; and 2) the planned premium payment will be increased by 3%.

Any increase in planned premium may not be sufficient to keep your policy in force and you may be required to make additional premium payments.

The increases described above will continue automatically unless: 1) the Monthly Deductions for the policy are being waived under the terms of any riders attached to the policy. Automatic increases will resume when the Monthly Deductions for the policy are no longer being waived under the terms of any rider; or 2) this rider ends as described in the Termination of Rider section.

There are no risk charges for this rider. However, all charges described in the policy apply to each increase in Face Amount.

Termination of Rider. This rider will end when:

1. the Insured Attains Age 55, or immediately following the second Policy anniversary after the rider is issued if the Insured’s Issue Age is between 53 and 55 when the rider is issued;

2. the total of all increases equals the Face Amount of the policy on the policy’s Issue Date;

3. you refuse an increase in Face Amount. We must receive your signed notice of refusal 30 days before the Policy anniversary on which the automatic increase would take place;

4. you request a decrease in Face Amount;

5. the policy ends; or

6. we receive your signed request for termination of this rider.

Example.

Joyce Ward purchased a $125,000 policy on September 9th, 2020 when she was 51. Each policy anniversary prior to attained age 55, Joyce’s policy will increase by 3% of the face amount on the policy’s issue date, $3750. See the table below for a face amount schedule.

Attained Age	Date	Total Face Amount

51	9/20/2020	125,000

52	9/20/2021	128,750

53	9/20/2022	132,500

54	9/20/2023	136,250

55	9/20/2024	136,250

56	9/20/2025	136,250

Children’s Term Insurance Rider

This rider provides for a payment to the Beneficiary of the rider a Children’s Term Rider amount which will be shown on the Policy Specifications page upon our receipt of due proof of the death of an Insured Child, provided 1) this rider is in force on the date of death; and 2) death occurred prior to the Insured Child’s 22nd birthday.

Each of the children described below is an Insured Child from age 15 days until the earliest of either the child’s 22nd birthday or the Insured’s Attained Age 65.

1. A child of the Insured who is listed in the application and is not yet 20 years of age on the effective date of this rider.

2. A future child born to the Insured.

3. A child legally adopted by the Insured before the child is age 20 and before the Insured Attains Age 63.

Upon receipt of due proof of the Insured’s death while this rider is in force, we will provide you paid-up term insurance to age 22 on each Insured Child. This paid-up term insurance may be surrendered at any time prior to the Insured Child’s 22nd birthday. The surrender value will be the net single premium necessary to continue the Insured Child’s insurance to age 22. The basis for the net single premium is: 1) an interest rate that does not exceed the maximum rate allowed by the laws of the state in which this rider is issued; 2) Commissioners 2017 Standard Ordinary Mortality Table; 3) age last birthday; and 4) the assumption that the Insured Child’s death occurs at the end of the policy year.

The Insured is the Beneficiary under this rider, unless you designate otherwise, subject to the terms of the Change of Beneficiary section of the policy, while the Insured is living. At the time of the Beneficiary’s death, if you are living, you will become the Beneficiary; if you are not living, the surviving Insured Children will share and share alike.

While the policy and this rider are in force, the insurance on each Insured Child may be converted to any permanent life insurance product we make available for conversion at that time. Conversion is subject to certain terms set forth in the rider.

Upon receipt of due proof that the death of an Insured Child, eligible to be insured under a new policy, occurred during the 31 days following the expiration of that Insured Child’s insurance under this rider, and before any new policy had become effective, We will pay to the Beneficiary of this rider, the amount which would have been paid if such Insured Child’s term insurance had not expired.

Risk Charge. The Risk Charge for this rider is part of the Monthly Deduction for the policy. The Guaranteed Maximum Monthly Risk Charge for this rider is $0.87 per thousand of the Children’s Term Rider amount. If the Monthly Deduction for the policy is being waived under the provision of any rider attached to the policy, the Risk Charge for this rider will also be waived.

Termination of Rider. This rider will end when:

1. the Insured dies or Attains Age 65;

2. the youngest Insured Child covered by this rider reaches age 22;

3. all Insured Children have exercised their conversion privilege;

4. the policy ends; or

5. we receive your signed request for termination of this rider.

Example.

Aaron Johnson is 40 years old when he purchases his policy with an additional $5000 of coverage under the Children’s Term Insurance Rider for his son, Mark, who is 5 years old. When Aaron is 45 years old, he has a second child, Mary, who is eligible for an additional $5000 of coverage under the Children’s Term Insurance Rider for her when she is 15 days old. The following table outlines the guaranteed maximum monthly risk charge Aaron will pay for $5000 of coverage on each child. Mark will be covered from age 5 until age 22, and Mary will be covered from 15 days old until Aaron attains age 65.

Insured’s Attained Age	Child 1’s Attained Age	Child 2’s Attained Age	Guar Max Monthly Risk Charge

40	5	na	$4.35

41	6	na	$4.35

		na

45	10	0	$4.35

46	11	1	$4.35

56	21	11	$4.35

57	22	12	$4.35

64	29	19	$4.35

65	30	20	$—

Waiver of Deduction Rider

This rider provides for the waiver of the Monthly Deductions due during the Insured’s continued disability, as defined below.

While the Policy and this rider are in force, Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot.

We will not waive Monthly Deductions until the claim for benefits under this rider is approved. If the claim is approved, we will credit the Contract Value with all Monthly Deductions that were deducted from the Contract Value since the start of the Disability. However, we will not waive Monthly Deductions retroactively for any Monthly Due Date that was more than 12 months before receipt of Written Notice of Disability. During the period in which we are waiving Monthly Deductions under this rider, we will not accept or approve any request for: 1) an increase in Face Amount; or 2) a change in death benefit option.

We will not waive Monthly Deductions if Disability results from: 1) intentional self-inflicted injury; 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or 3) participation in aviation, except as a passenger.

Termination of Disability. You must give proof of the Insured’s continuing Disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, benefits under this rider will end and we will notify you of the Monthly Deduction then due.

Risk Charge. The Risk Charge for this rider is part of the Monthly Deduction for the policy. The Risk Charge is: 1) the Monthly Waiver of Deduction Risk Rate, times 2) the Monthly Waiver of Deduction Table Rating Factor, if any, as shown on the Policy Specifications page; with the result then multiplied by 3) the Monthly Deduction for the policy, excluding the Risk Charge for this rider. The Monthly Waiver of Deduction Risk Rate is based on the Insured’s Attained Age. The Guaranteed Maximum Monthly Waiver of Deduction Risk Rates are shown in the following table. We may use Monthly Waiver of Deduction Risk Rates that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM MONTHLY WAIVER OF DEDUCTION RISK RATES
Attained Age	Rate	Attained Age	Rate

30 and below	.06	51-55.15

31-40.07		56-59.20

41-45.08		60 and above	.00

46-50.10

Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) the Insured’s Disability terminates, if the Insured is Disabled upon reaching Attained Age 60; 3) the policy ends; or 4) we receive your signed request for termination of this rider.

Impact on Policy Terms. Any proceeds paid under the policy will not be reduced by any Monthly Deductions waived under this rider.

Monthly Disability Benefit Rider

This rider provides for the addition of a monthly benefit to the Fixed Account Value of the policy on each Monthly Due Date during the Insured’s continued disability as defined below, but not beyond the Insured’s Attained Age 65. The monthly benefit varies by the characteristics of the Insured, but is not less than $48.25 per month.

Disability means that, as a result of bodily injury or disease starting after the Issue Date of this rider and before the Insured reaches Attained Age 60, the Insured is totally disabled so that the Insured: 1) is, and for a continuous period of at least 180 days has been, prevented from working in any occupation for which the Insured is reasonably qualified by education, training or experience; or 2) has suffered total and irrevocable loss of the sight of both eyes, or the loss of both hands, or both feet, or one hand and one foot. We must receive Written Notice of Disability at our

Home Office during the Insured’s continuing disability and while the Insured is alive, unless it can be shown that notice was given as soon as reasonably possible.

We will not pay any monthly benefit until the claim for benefits under this rider is approved. If the claim is approved, we will add the monthly benefit to the Fixed Account Value beginning on the first Monthly Due Date after the start of the Insured’s disability. However, we will not add monthly benefits retroactively for any Monthly Due Date that was more than 12 months before receipt of Written Notice of Disability.

We will not pay Monthly Benefits if the Disability results from: 1) intentional self-inflicted injury; 2) war or any act attributable to war, declared or undeclared, while the Insured is in the military, naval or air service of any country; or 3) participation in aviation, except as a passenger. You must give proof of the Insured’s continuing disability upon request in certain circumstances. We reserve the right to require that the Insured be examined by a physician acceptable to us. If you do not furnish this proof within 91 days of our request, the benefit will end.

Risk Charge. The Risk Charge for the rider is part of the Monthly Deduction for the policy. The Risk Charge is 1) the Monthly Risk Rate for Monthly Disability Benefit; times 2) the Monthly Disability Benefit Rider Table Rating Factor, if any, as shown on the Policy Specifications page; with the result then multiplied by 3) the Monthly Disability Benefit Rider amount shown on the Policy Specifications page. The Monthly Risk Rate for Monthly Disability Benefit is based on the Insured’s Attained Age. The Guaranteed Maximum Risk Rates for Monthly Disability Benefit are shown in the following table. We may use Monthly Risk Rates for Monthly Disability Benefit that are less than those shown in the table, but not greater.

GUARANTEED MAXIMUM MONTHLY RISK RATES FOR MONTHLY DISABILITY BENEFIT
Attained Age	Rate	Attained Age	Rate

21-30.06		46-50.10

31-40.07		51-55.15

41-45.08		56 and above	.20

Termination of Rider. This rider will end when: 1) the Insured Attains Age 60 and is not Disabled; 2) You are receiving benefits under this rider and the Insured dies or Attains Age 65 or the Insured’s Disability Terminates; 3) the policy ends; or 4) We receive Your signed request for termination of this rider.

Impact on Policy Terms. Any proceeds paid under the policy will not be reduced by any Monthly Benefits paid by this rider. This rider does not increase or decrease any guaranteed values of the Policy.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus

•	any Surrender Charge as of such date; minus

•	any Monthly Deductions due and unpaid as of such date; minus

•	any Outstanding Loan Amount (including interest you owe) as of such date.

Full Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• Send your written request to the Service Center.

•  The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

• You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE, unless you specify a later Business Day in your request.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	• You must make your partial Surrender request in writing.
• Your written partial Surrender request must contain your signature.
• Send your written request to the Service Center.
• You may make only one partial Surrender each calendar quarter.
• You partial Surrender request must be at least $500.
• You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.

•  You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•  We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
• We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis.

Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners and coordinate with the underlying fund companies in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature or other standard identity authentication :

•	transfers in excess of $1,000,000 per Policy, per day

We will conduct ongoing monitoring for possible suspicious transfer activity. This includes identifying two or more round trip transactions to the same Subaccount within a 90-day period and more than four round trip transactions to the same Subaccount within a 12 month period. We will also coordinate and cooperate with the underlying fund companies’ efforts to deter, detect, and impose transaction restrictions as necessary to address disruptive trading activity.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be submitted through written request. This means that we may accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

To the extent we are unable to effectively impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Such policies and procedures may include a redemption fee of up to 2% on Subaccount assets that are redeemed out of a Portfolio in connection with a partial Surrender or Transfer. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short- term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:

•  You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

•  To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•  We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section. We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

•  You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
• We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.

•  Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement .”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax advisor before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.

Reinstatement

We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

1.	Provide evidence of insurability sufficient to demonstrate that there has been no material change in the health of the Insured since the Issue Date and that there has been no material change in the health of any natural persons covered under any riders attached to this policy since that rider’s Issue Date;
2.

Pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement: a) You must pay sufficient premium payments such that after deducting all due and unpaid Monthly Deductions from the first day of the Grace Period to and including the effective date of Reinstatement; and (b) You must pay sufficient premium payments so the policy would pass the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.

Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. If the death benefit is not received in a lump sum, however, and is instead applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts (“MEC”). Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]. Revenue Procedure 2018-20 modifies and supersedes Revenue Procedure 2010-28 to the extent life insurance contracts have mortality guarantees based on the 2017 CSO Table.

You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy.

Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange for a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured did not retain incidents of Ownership at death or had given up Ownership more than three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisors should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 99% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call our Service Center at 1-877-376-8008, or write to us at P. O. Box 724208 Atlanta, Georgia 31139.

Appendix A: Portfolios Available Under the Policy

The following is a list of Portfolios under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/farmers/tahd/FELVUL. You can also request this information at no cost by calling 1-877-376-8008 or emailing us at farmersvariable@infosys.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year
Seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.55%	15.10%	11.71%	11.33%

Seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital.	American Funds Capital Income Builder® (Class 2 Shares)* Investment Adviser: Capital Research and Management CompanySM	0.66%	14.94%	8.26%	5.71%

Seeks to provide growth of capital.	American Funds Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.60%	21.97%	25.43%	19.71%

Seeks to provide a long-term growth of capital.	American Funds Global Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.78%	16.42%	19.70%	15.66%

Seeks to provide long-term growth of capital while providing current income.	American Funds Capital World Growth and Income Fund (Class 2 Shares)* Investment Adviser: Capital Research and Management CompanySM	0.78%	14.78%	13.27%	11.63%

Seeks to achieve long-term growth of capital and income.	American Funds Growth-Income Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.54%	24.10%	16.39%	15.42%

Seeks to provide long-term growth of capital.	American Funds International Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.79%	-1.49%	9.63%	8.13%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.	0.78%	26.69%	10.23%	8.71%

Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.	1.05%	14.94%	9.32%	9.20%

Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.	0.84%	4.00%	6.02%	6.16%

Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Shares)* Investment Adviser: DWS Investment Management Americas, Inc.	0.93%	9.24%	7.34%	5.67%

Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.	0.42%	0.01%	0.77%	0.39%

Seeks capital growth.	BNY Mellon Opportunistic Small Cap Portfolio (Service Class Shares) Investment Adviser: Newton Investment Management North America, LLC	1.07%	16.16%	11.12%	13.29%

Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management	0.92%	26.68%	18.20%	15.30%

Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	23.08%	26.16%	19.58%

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: FMR Subadviser: Geode	0.20%	28.45%	18.23%	16.32%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	25.51%	13.49%	13.17%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2005 Portfolio (Service Class 2 Shares) Investment Adviser: FMR	0.62%	3.82%	6.99%	6.17%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares) Investment Adviser: FMR	0.67%	5.60%	8.18%	7.40%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares) Investment Adviser: FMR Subadvisers: FMR UK, FMR HK, and FMR Japan	0.71%	7.39%	9.36%	8.16%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares) Investment Adviser: FMR	0.75%	9.26%	10.41%	8.98%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares) Investment Adviser: FMR	0.78%	10.55%	11.24%	9.97%

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares) Investment Adviser: FMR	0.82%	12.07%	12.48%	10.81%

Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Income Portfolio (Service Class 2 Shares) Investment Adviser: FMR	0.60%	3.03%	6.08%	4.88%

Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR	0.75%	3.52%	5.34%	4.39%

Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR	0.99%	9.88%	9.75%	8.18%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR	1.12%	14.44%	12.28%	10.48%

Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)* Investment Adviser: FMR	1.20%	17.64%	14.22%	12.14%

Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares) Investment Adviser: Franklin Mutual Advisors, LLC	0.91%	25.37%	9.94%	12.13%

Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)* Investment Adviser: Franklin Advisors, Inc.	1.08%	10.01%	20.84%	15.70%

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Class Shares) Investment Adviser: Janus Capital Management LLC	0.86%	16.91%	14.10%	11.53%

Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Capital Management LLC	0.77%	22.90%	25.58%	20.29%

Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.91%	-1.96%	3.05%	4.39%

Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.65%	-.93%	1.54%	1.59%

Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	13.39%	10.40%	9.29%

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 year	5 year	10 year

Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	9.48%	8.15%	7.35%

Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.02%	17.44%	12.75%	11.13%

Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.98%	6.61%	6.39%	6.04%

Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	1.04%	19.54%	14.23%	12.36%

*	This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.

Appendix B: Guaranteed Maximum Cost of Insurance Rates

This Table applies for Prior Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.06001	N/A	0.03500	51	0.31471	0.61121	0.27458	0.53155

1	N/A	0.03834	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108

2	N/A	0.02750	N/A	0.01916	53	0.38498	0.74807	0.33812	0.65569

3	N/A	0.02000	N/A	0.01666	54	0.43269	0.83717	0.37242	0.72454

4	N/A	0.01750	N/A	0.01583	55	0.48629	0.93226	0.41176	0.79765

5	N/A	0.01750	N/A	0.01500	56	0.54161	1.03082	0.45446	0.87587

6	N/A	0.01833	N/A	0.01583	57	0.59527	1.12189	0.49970	0.95500

7	N/A	0.01833	N/A	0.01750	58	0.64897	1.20883	0.54664	1.03756

8	N/A	0.01833	N/A	0.01750	59	0.71194	1.31107	0.59443	1.12611

9	N/A	0.01916	N/A	0.01750	60	0.78840	1.43713	0.64478	1.21812

10	N/A	0.02000	N/A	0.01833	61	0.88176	1.59135	0.70019	1.31784

11	N/A	0.02333	N/A	0.02083	62	0.99037	1.76877	0.75899	1.42359

12	N/A	0.02833	N/A	0.02250	63	1.10924	1.95930	0.82119	1.53200

13	N/A	0.03333	N/A	0.02583	64	1.23333	2.15024	0.88933	1.64904

14	N/A	0.04334	N/A	0.02833	65	1.36266	2.33731	0.96510	1.77557

15	N/A	0.05501	N/A	0.03000	66	1.49387	2.51876	1.04768	1.91334

16	N/A	0.06502	N/A	0.03250	67	1.63122	2.70230	1.13961	2.06666

17	N/A	0.07419	N/A	0.03417	68	1.77642	2.89051	1.24177	2.23476

18	N/A	0.07920	N/A	0.03667	69	1.93972	3.09808	1.35336	2.42029

19	N/A	0.08170	N/A	0.03834	70	2.13062	3.33638	1.47947	2.63021

20	N/A	0.08337	N/A	0.03917	71	2.36296	3.62993	1.62358	2.86556

21	0.07920	0.11340	0.03917	0.05251	72	2.63536	3.97231	1.78151	3.12222

22	0.07920	0.11924	0.04000	0.05501	73	2.92321	4.31861	1.95420	3.40297

23	0.08003	0.12508	0.04000	0.05751	74	3.23355	4.69520	2.14598	3.69761

24	0.08086	0.13176	0.04167	0.06085	75	3.57270	5.11567	2.35698	4.00801

25	0.08337	0.13927	0.04250	0.06585	76	3.95664	5.58418	2.58905	4.34483

26	0.08670	0.14678	0.04584	0.07002	77	4.40517	6.12911	2.84664	4.70924

27	0.08837	0.15095	0.04751	0.07419	78	4.92894	6.75812	3.12826	5.10421

28	0.08670	0.15179	0.05001	0.07920	79	5.51951	7.45576	3.43845	5.53102

29	0.08587	0.15095	0.05251	0.08420	80	6.18263	8.22452	3.82529	6.06583

30	0.08503	0.15012	0.05501	0.08921	81	6.90909	9.04868	4.30288	6.72401

31	0.08420	0.15095	0.05835	0.09588	82	7.68497	9.90463	4.81112	7.40691

32	0.08503	0.15346	0.06168	0.10255	83	8.53991	10.82608	5.34786	8.10961

33	0.08754	0.15847	0.06585	0.11090	84	9.50017	11.87958	5.95007	8.84722

34	0.08921	0.16431	0.07086	0.12174	85	10.58031	13.08901	6.56439	9.53442

35	0.09338	0.17099	0.07669	0.13259	86	11.78364	14.41951	7.29574	10.33521

36	0.09755	0.18101	0.08253	0.14344	87	13.10250	15.85547	8.20718	11.33853

37	0.10339	0.19270	0.08754	0.15262	88	14.52614	17.37749	9.17863	12.35414

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

38	0.11090	0.20690	0.09171	0.16181	89	16.04444	18.97012	10.15602	13.29346

39	0.11757	0.22277	0.09671	0.17182	90	17.58287	20.53619	10.88246	13.83189

40	0.12675	0.24198	0.10255	0.18268	91	19.12353	22.05253	11.58260	14.27591

41	0.13760	0.26538	0.10923	0.19520	92	20.76683	23.63636	12.75537	15.24260

42	0.15095	0.29297	0.11674	0.21107	93	22.53307	25.30420	14.36966	16.62877

43	0.16681	0.32558	0.12592	0.22862	94	24.43244	27.11897	16.42157	18.59746

44	0.18435	0.36238	0.13676	0.24950	95	26.35437	28.98442	18.70919	20.97702

45	0.20356	0.39920	0.14928	0.27374	96	28.27211	30.79253	21.02122	23.30415

46	0.22277	0.43604	0.16431	0.30216	97	30.36217	32.73942	22.55449	24.71403

47	0.23864	0.46703	0.18184	0.33729	98	32.64693	34.84234	23.39817	25.28542

48	0.25118	0.49048	0.20105	0.37912	99	35.15185	37.11809	25.17504	26.84313

49	0.26705	0.52065	0.22277	0.42599	100+	0	0	0	0

50	0.28795	0.56005	0.24700	0.47624

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

This Table applies for Updated Policies.

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.02000	N/A	0.02167	51	0.21024	0.43688	0.13343	0.33980

1	N/A	0.01250	N/A	0.01167	52	0.23029	0.47457	0.14845	0.37327

2	N/A	0.01083	N/A	0.00750	53	0.25118	0.51563	0.16682	0.41176

3	N/A	0.01000	N/A	0.00667	54	0.27291	0.56257	0.18686	0.45363

4	N/A	0.00917	N/A	0.00667	55	0.29381	0.61625	0.20607	0.50054

5	N/A	0.00833	N/A	0.00750	56	0.31304	0.67668	0.22528	0.55419

6	N/A	0.00833	N/A	0.00750	57	0.33311	0.74555	0.24366	0.61457

7	N/A	0.00750	N/A	0.00667	58	0.35486	0.82372	0.26372	0.68172

8	N/A	0.00750	N/A	0.00667	59	0.38163	0.91374	0.28461	0.75563

9	N/A	0.00750	N/A	0.00667	60	0.41511	1.01650	0.30886	0.83886

10	N/A	0.00833	N/A	0.00750	61	0.45949	1.13455	0.33813	0.93142

11	N/A	0.00917	N/A	0.00750	62	0.51060	1.26713	0.37076	1.03251

12	N/A	0.01167	N/A	0.00667	63	0.56928	1.41259	0.40842	1.14384

13	N/A	0.01667	N/A	0.00750	64	0.63303	1.57355	0.44861	1.26459

14	N/A	0.02417	N/A	0.01250	65	0.70187	1.74923	0.49300	1.39566

15	N/A	0.03501	N/A	0.01917	66	0.77496	1.93547	0.54077	1.53625

16	N/A	0.04918	N/A	0.02500	67	0.85568	2.13062	0.59192	1.68639

17	N/A	0.06502	N/A	0.02750	68	0.94574	2.34073	0.64898	1.84358

18	N/A	0.06669	N/A	0.02750	69	1.05021	2.57190	0.71531	2.01297

19	N/A	0.07003	N/A	0.02750	70	1.17422	2.83375	0.79261	2.20146

20	0.07086	0.07253	0.02667	0.02667	71	1.32123	3.13172	0.88429	2.39719

21	0.07086	0.07503	0.02667	0.02667	72	1.49473	3.46183	0.99206	2.60020

22	0.06919	0.07753	0.02667	0.02750	73	1.69488	3.81834	1.11768	2.82172

23	0.06836	0.08004	0.02667	0.03000	74	1.92185	4.18936	1.26375	3.06618

24	0.06836	0.08337	0.02667	0.03334	75	2.17244	4.56366	1.43206	3.33724

25	0.06586	0.08421	0.02667	0.03334	76	2.44854	4.93423	1.62528	3.63948

26	0.05668	0.08421	0.02667	0.03417	77	2.75469	5.30456	1.85038	3.97493

27	0.05168	0.08337	0.02834	0.03417	78	3.09981	5.68439	2.11698	4.34659

28	0.05001	0.08170	0.03084	0.03584	79	3.49733	6.08900	2.43912	4.80146

29	0.04668	0.08170	0.03251	0.03834	80	3.96100	6.53125	2.82086	5.37704

30	0.04501	0.08337	0.03417	0.04084	81	4.49358	7.00358	3.23010	6.05158

31	0.04835	0.08754	0.03584	0.04418	82	5.10686	7.60972	3.65596	6.81830

32	0.05168	0.09422	0.04001	0.04751	83	5.82291	8.40539	4.14748	7.64507

33	0.05668	0.10089	0.04668	0.05668	84	6.66210	9.31617	4.82958	8.44838

34	0.06586	0.10840	0.05418	0.06836	85	7.64417	10.36138	5.61965	9.42708

35	0.07670	0.11758	0.06169	0.07920	86	8.78935	11.54945	6.41042	10.58781

36	0.08838	0.12842	0.07003	0.09338	87	10.11221	12.88214	7.32646	11.73999

37	0.10006	0.14094	0.07670	0.10840	88	11.59966	14.33254	8.38254	12.99755

38	0.10923	0.15597	0.08254	0.12258	89	13.22687	15.86442	9.56128	14.34231

39	0.11591	0.17684	0.08504	0.13343	90	14.96281	17.44422	10.85333	15.74030

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per 1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

40	0.12175	0.19855	0.08587	0.14345	91	16.75815	19.02260	12.26342	17.18368

41	0.12926	0.22110	0.08671	0.15179	92	18.58107	20.57599	13.81441	18.68869

42	0.13760	0.24199	0.08671	0.16098	93	20.38033	22.06638	15.46390	20.18093

43	0.14595	0.26037	0.08671	0.17016	94	22.06638	23.41872	17.20990	21.64133

44	0.15096	0.27375	0.08754	0.17934	95	23.86216	24.88209	19.26070	23.31064

45	0.15597	0.28879	0.08921	0.19354	96	25.99959	26.72182	21.71026	25.27107

46	0.16181	0.30719	0.09255	0.21191	97	28.35327	28.80495	24.46746	27.35722

47	0.16765	0.32726	0.09755	0.23280	98	30.94902	31.17660	27.54398	29.53318

48	0.17517	0.34984	0.10339	0.25536	99	33.75115	33.81926	30.92665	31.74040

49	0.18352	0.37494	0.11090	0.28043	100+	0	0	0	0

50	0.19437	0.40423	0.12091	0.30802

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

Appendix C: Monthly Underwriting and Sales Expense Charges

This Table applies for Prior Policies and Updated Policies in all states other than California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287

1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298

2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310

3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321

4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332

5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352

6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371

7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391

8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411

9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430

10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461

11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.492	0.492

12	N/A	0.103	N/A	0.097	53	0.673	0.798	0.523	0.523

13	N/A	0.108	N/A	0.101	54	0.714	0.843	0.553	0.553

14	N/A	0.113	N/A	0.106	55	0.755	0.889	0.584	0.584

15	N/A	0.118	N/A	0.110	56	0.816	0.952	0.638	0.638

16	N/A	0.126	N/A	0.116	57	0.877	1.015	0.693	0.693

17	N/A	0.134	N/A	0.122	58	0.938	1.077	0.747	0.747

18	N/A	0.142	N/A	0.128	59	0.999	1.140	0.801	0.801

19	N/A	0.150	N/A	0.134	60	1.060	1.203	0.855	0.855

20	N/A	0.158	N/A	0.140	61	1.108	1.222	0.903	0.903

21	0.159	0.173	0.140	0.142	62	1.156	1.242	0.950	0.950

22	0.161	0.188	0.140	0.145	63	1.204	1.261	0.998	0.998

23	0.162	0.203	0.140	0.147	64	1.251	1.280	1.045	1.045

24	0.163	0.218	0.140	0.150	65	1.299	1.299	1.093	1.093

25	0.164	0.233	0.140	0.152	66	1.351	1.351	1.144	1.144

26	0.173	0.242	0.146	0.159	67	1.402	1.402	1.195	1.195

27	0.183	0.250	0.151	0.166	68	1.454	1.454	1.246	1.246

28	0.193	0.259	0.158	0.173	69	1.505	1.505	1.297	1.297

29	0.202	0.268	0.163	0.180	70	1.557	1.557	1.348	1.348

30	0.212	0.276	0.169	0.186	71	1.645	1.645	1.431	1.431

31	0.221	0.285	0.177	0.194	72	1.733	1.733	1.515	1.515

32	0.231	0.293	0.185	0.202	73	1.821	1.821	1.598	1.598

33	0.240	0.302	0.193	0.210	74	1.909	1.909	1.682	1.682

34	0.249	0.310	0.200	0.218	75	1.997	1.997	1.765	1.765

35	0.258	0.319	0.208	0.225	76	2.039	2.039	1.802	1.802

36	0.274	0.334	0.221	0.235	77	2.081	2.081	1.839	1.839

37	0.290	0.349	0.233	0.246	78	2.123	2.123	1.876	1.876

38	0.306	0.364	0.245	0.256	79	2.164	2.164	1.913	1.913

39	0.321	0.379	0.257	0.266	80	2.206	2.206	1.950	1.950

40	0.337	0.394	0.270	0.276

*	Attained ages 0-20 are juvenile issues

C-1

This Table applies for Updated Policies issued only in the state of California.

GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*

0	N/A	0.075	N/A	0.072	41	0.352	0.415	0.281	0.287

1	N/A	0.076	N/A	0.072	42	0.368	0.436	0.292	0.298

2	N/A	0.077	N/A	0.073	43	0.383	0.457	0.303	0.310

3	N/A	0.078	N/A	0.074	44	0.398	0.478	0.314	0.321

4	N/A	0.079	N/A	0.075	45	0.414	0.499	0.325	0.332

5	N/A	0.080	N/A	0.076	46	0.441	0.532	0.346	0.352

6	N/A	0.083	N/A	0.078	47	0.468	0.564	0.367	0.371

7	N/A	0.085	N/A	0.081	48	0.495	0.597	0.388	0.391

8	N/A	0.088	N/A	0.083	49	0.522	0.629	0.409	0.411

9	N/A	0.091	N/A	0.086	50	0.549	0.662	0.430	0.430

10	N/A	0.093	N/A	0.088	51	0.591	0.707	0.461	0.461

11	N/A	0.098	N/A	0.092	52	0.632	0.753	0.491	0.492

12	N/A	0.103	N/A	0.097	53	0.673	0.794	0.522	0.523

13	N/A	0.108	N/A	0.101	54	0.714	0.801	0.553	0.553

14	N/A	0.113	N/A	0.106	55	0.722	0.810	0.584	0.584

15	N/A	0.118	N/A	0.110	56	0.738	0.821	0.638	0.638

16	N/A	0.126	N/A	0.116	57	0.753	0.827	0.693	0.693

17	N/A	0.134	N/A	0.122	58	0.761	0.828	0.747	0.747

18	N/A	0.142	N/A	0.128	59	0.783	0.836	0.756	0.801

19	N/A	0.150	N/A	0.134	60	0.798	0.880	0.760	0.855

20	N/A	0.158	N/A	0.140	61	0.811	0.927	0.769	0.903

21	0.159	0.173	0.140	0.142	62	0.823	0.971	0.782	0.950

22	0.161	0.188	0.140	0.145	63	0.835	0.969	0.796	0.998

23	0.162	0.203	0.140	0.147	64	0.847	0.940	0.808	1.045

24	0.163	0.218	0.140	0.150	65	0.858	0.911	0.821	1.050

25	0.164	0.233	0.140	0.152	66	0.869	0.881	0.834	1.023

26	0.173	0.242	0.146	0.159	67	0.880	0.850	0.846	0.997

27	0.183	0.250	0.151	0.166	68	0.907	0.847	0.857	0.969

28	0.193	0.259	0.158	0.173	69	0.916	0.854	0.870	0.940

29	0.202	0.268	0.163	0.180	70	0.921	0.864	0.894	0.910

30	0.212	0.276	0.169	0.186	71	0.931	0.879	0.918	0.878

31	0.221	0.285	0.177	0.194	72	0.942	0.897	0.914	0.874

32	0.231	0.293	0.185	0.202	73	0.954	0.915	0.922	0.884

33	0.240	0.302	0.193	0.210	74	0.962	0.931	0.931	0.892

34	0.249	0.310	0.200	0.218	75	0.972	0.949	0.939	0.899

35	0.258	0.319	0.208	0.225	76	0.973	0.954	0.939	0.898

36	0.274	0.334	0.221	0.235	77	0.975	0.960	0.940	0.897

37	0.290	0.349	0.233	0.246	78	0.976	0.963	0.942	0.898

38	0.306	0.364	0.245	0.256	79	0.984	0.962	0.957	0.916

39	0.321	0.379	0.257	0.266	80	0.991	0.964	0.948	0.910

40	0.337	0.394	0.270	0.276

*	Attained ages 0-20 are juvenile issues

C-2

Appendix D: Table of Surrender Charge Factors

These tables apply for Prior Policies.

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00

55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00

56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00

57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00

58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00

61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00

62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00

68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00

69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00

71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00

72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00

73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00

74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00

76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00

77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00

78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00

79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00

80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00

40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00

68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00

69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00

71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00

72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00

73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00

74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00

76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00

77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00

78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00

79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00

80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00

68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00

69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00

77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00

78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00

17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00

68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00

69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00

71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00

75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00

76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00

77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00

78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

These tables apply for Updated Policies.

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	—

1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	—

2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	—

4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	—

5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	—

6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	—

7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	—

8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	—

9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	—

10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	—

11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	—

12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	—

13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	—

14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	—

15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	—

16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	—

17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	—

19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	—

20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	—

21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	—

22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	—

23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	—

24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	—

25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	—

26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	—

27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	—

28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	—

29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	—

30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	—

31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	—

32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	—

33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	—

34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	—

35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	—

36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	—

37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	—

38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	—

39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	—

TABLE OF SURRENDER CHARGE FACTORS, Male Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	—

41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	—

42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	—

43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	—

44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	—

45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	—

46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	—

47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	—

48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	—

49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	—

50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	—

51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	—

52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	—

53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	—

54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	—

55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	—

57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	—

58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	—

59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	—

64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	—

66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	—

67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.10	36.20	33.91	32.00	30.10	28.19	24.00	16.00	8.00	—

78	37.60	35.72	33.46	31.58	29.70	27.82	23.69	15.79	7.90	—

79	37.20	35.34	33.11	31.25	29.39	27.53	23.44	15.62	7.81	—

80	36.70	34.87	32.66	30.83	28.99	27.16	23.12	15.41	7.71	—

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	—

22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	—

23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	—

24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	—

25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	—

26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	—

27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	—

28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	—

29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	—

30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	—

31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	—

32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	—

33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	—

34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	—

35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	—

36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	—

37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	—

38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	—

39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	—

40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	—

41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	—

42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	—

43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	—

44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	—

45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	—

46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	—

47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	—

48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	—

49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	—

50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	—

51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	—

52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	—

53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	—

54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	—

55	26.35	25.03	23.45	22.13	20.82	19.50	16.60	11.07	5.53	—

56	27.03	25.68	24.06	22.71	21.35	20.00	17.03	11.35	5.68	—

57	27.80	26.41	24.74	23.35	21.96	20.57	17.51	11.68	5.84	—

58	28.67	27.24	25.52	24.08	22.65	21.22	18.06	12.04	6.02	—

59	29.64	28.16	26.38	24.90	23.42	21.93	18.67	12.45	6.22	—

60	30.73	29.19	27.35	25.81	24.28	22.74	19.36	12.91	6.45	—

61	32.05	30.45	28.52	26.92	25.32	23.72	20.19	13.46	6.73	—

TABLE OF SURRENDER CHARGE FACTORS, Male Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

62	33.51	31.83	29.82	28.15	26.47	24.80	21.11	14.07	7.04	—

63	35.10	33.35	31.24	29.48	27.73	25.97	22.11	14.74	7.37	—

64	36.83	34.99	32.78	30.94	29.10	27.25	23.20	15.47	7.73	—

65	38.72	36.78	34.46	32.52	30.59	28.65	24.39	16.26	8.13	—

66	40.74	38.70	36.26	34.22	32.18	30.15	25.67	17.11	8.56	—

67	42.97	40.82	38.24	36.09	33.95	31.80	27.07	18.05	9.02	—

68	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	—

69	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

70	43.30	41.14	38.54	36.37	34.21	32.04	27.28	18.19	9.09	—

71	42.50	40.38	37.83	35.70	33.58	31.45	26.78	17.85	8.93	—

72	41.60	39.52	37.02	34.94	32.86	30.78	26.21	17.47	8.74	—

73	40.70	38.67	36.22	34.19	32.15	30.12	25.64	17.09	8.55	—

74	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	—

75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	—

76	38.60	36.67	34.35	32.42	30.49	28.56	24.32	16.21	8.11	—

77	38.05	36.15	33.86	31.96	30.06	28.16	23.97	15.98	7.99	—

78	37.50	35.63	33.38	31.50	29.63	27.75	23.63	15.75	7.88	—

79	36.65	34.82	32.62	30.79	28.95	27.12	23.09	15.39	7.70	—

80	35.85	34.06	31.91	30.11	28.32	26.53	22.59	15.06	7.53	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	—

1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	—

2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	—

3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	—

4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	—

5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	—

6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	—

7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	—

8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	—

9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	—

10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	—

11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	—

12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	—

13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	—

14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	—

15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	—

16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	—

18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	—

19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	—

20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	—

21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	—

22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	—

23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	—

24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	—

25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	—

26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	—

27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	—

28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	—

29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	—

31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	—

32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	—

33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	—

34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	—

35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	—

36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	—

37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	—

38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	—

39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	—

40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	—

41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	—

42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	—

43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	—

44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	—

45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

TABLE OF SURRENDER CHARGE FACTORS, Female Nicotine/Juvenile
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	—

62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	—

63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	—

64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	—

65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	—

66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	—

67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	—

68	39.40	37.43	35.07	33.10	31.13	29.16	24.82	16.55	8.27	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	42.95	40.80	38.23	36.08	33.93	31.78	27.06	18.04	9.02	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	—

22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	—

23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	—

24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	—

25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	—

26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	—

27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	—

28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	—

29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	—

30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	—

31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	—

32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	—

33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	—

35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	—

36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	—

37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	—

38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	—

39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	—

40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	—

41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	—

42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	—

43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	—

44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	—

45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	—

46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	—

47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	—

48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	—

49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	—

50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	—

51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	—

52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	—

53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	—

54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	—

55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	—

56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	—

57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	—

58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	—

59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	—

60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	—

61	28.72	27.28	25.56	24.12	22.69	21.25	18.09	12.06	6.03	—

62	29.83	28.34	26.55	25.06	23.57	22.07	18.79	12.53	6.26	—

63	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	—

64	32.35	30.73	28.79	27.17	25.56	23.94	20.38	13.59	6.79	—

65	33.80	32.11	30.08	28.39	26.70	25.01	21.29	14.20	7.10	—

66	35.35	33.58	31.46	29.69	27.93	26.16	22.27	14.85	7.42	—

67	37.06	35.21	32.98	31.13	29.28	27.42	23.35	15.57	7.78	—

68	38.95	37.00	34.67	32.72	30.77	28.82	24.54	16.36	8.18	—

69	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

70	42.40	40.28	37.74	35.62	33.50	31.38	26.71	17.81	8.90	—

71	43.90	41.71	39.07	36.88	34.68	32.49	27.66	18.44	9.22	—

72	43.80	41.61	38.98	36.79	34.60	32.41	27.59	18.40	9.20	—

73	43.00	40.85	38.27	36.12	33.97	31.82	27.09	18.06	9.03	—

74	42.15	40.04	37.51	35.41	33.30	31.19	26.55	17.70	8.85	—

TABLE OF SURRENDER CHARGE FACTORS, Female Non-Nicotine
Per $1,000 of Face Amount
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more

75	41.30	39.24	36.76	34.69	32.63	30.56	26.02	17.35	8.67	—

76	40.90	38.86	36.40	34.36	32.31	30.27	25.77	17.18	8.59	—

77	40.45	38.43	36.00	33.98	31.96	29.93	25.48	16.99	8.49	—

78	39.95	37.95	35.56	33.56	31.56	29.56	25.17	16.78	8.39	—

79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.30	8.15	—

Home Office	Service Center
3120 139th Ave SE, Suite 300	P. O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

The Statement of Additional Information (“SAI”) dated May 1, 2022 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by visiting our website at https://dfinview.com/farmers/tahd/FELVUL, by writing to the Service Center at the address shown above, or by calling 1-877-376-8008. You may also obtain reports and other information about the Variable Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

EDGAR Contract Identifier: C000064226

Statement of Additional Information for the Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE,

Suite 300 Bellevue,

Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2022 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2022.

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit Value. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.

Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.

Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.

Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.

Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.

Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed on the front page of the Prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.

Insured. The natural person whose life is covered under the Policy.

Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.

Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

1

Maturity Date. The Maturity Date of this Policy is the Policy anniversary when Insured’s Attained Age is 121. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.

Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.

NYSE. The New York Stock Exchange.

Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.

Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.

Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.

Record Date. The date we record your Policy on Our books as an In Force policy.

Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (Your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

2

General Information and History

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the Variable Account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers Variable Life Separate Account A

Farmers established the Variable Account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

3

Services

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Blvd SE, Suite 700, Atlanta, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the variable account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary.

Experts

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2021 and the related statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2021 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2021 and for the period ended December 31, 2021 included in this SAI have been so included in reliance on the reports of Ernst & Young LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 920 Fifth Ave, Suite 900, Seattle, WA 98104.

The statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2020 and 2019, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2020 and 2019 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2020 and for the period ending December 31, 2020 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021.

Report to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount	• any Policy Loan taken since the last report

• Death Benefit at the end of the report period	• premiums paid since the last report

• the Contract Value	• all deductions since the last report

• the Cash Surrender Value	• any outstanding Policy Loan Balance

• any other information required by the state where the Policy was issued.

You may request additional copies of reports for a fee not to exceed $25. We will maintain all records relating to the variable account and the Fixed Account.

4

Distribution of Policies – Underwriters

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road, Westlake Village, California 91361. FFS is registered as a broker- dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies (even prior to the date that sales of the Policies began), in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0
2019	$11,899,228	0
2020	$10,050,490	0
2021	$12,135,437	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $3,540,596.00 in commissions for all variable life insurance policies supported by the variable account in 2021.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers.

FFS’ sales representatives and their managers also may be eligible for various cash benefits under certain circumstances. Such cash benefits may include incentive bonuses for the sale of non-variable insurance products we issue as well as certain insurance benefits and financing arrangements.

Certain non-cash compensation also may be provided jointly with FFS. During 2021, we paid FFS sales representatives and district managers $0.00 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (3) other sales expenses incurred by them.

Subaccount Unit Value

On the Valuation Day that a Subaccount is first available, the Accumulation Unit Value is set at an initial value by us. The Accumulation Unit Value at the end of any later Valuation Day is equal to A x B where:

“A” is equal to the Subaccount’s Accumulation Unit Value at the end of the immediately preceding Valuation Day.

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“B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals (X / Y ) – Z where:

“X” equals:

1.	the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2.	the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3.	the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4.	the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day; and “Z” equals the daily equivalent of the annual Mortality and Expense Risk Charge for the Valuation Day times the number of days since the last Valuation Day.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, Your Subaccount Policy Value may increase, decrease or remain the same.

Additional Policy Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the policy

In issuing the Policy, we rely on all statements made by or for the insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or we may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

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Suicide Exclusion

If, within two years after the Issue Date, the Insured dies by suicide, while sane or insane, we will limit the Death Benefit Amount Payable to:

1.	the Premium Payments made; less

2.	any Policy Loan Balance; less

3.	any Partial Surrender amounts previously paid by Us.

A new two-year suicide period will apply to each Policy Change for which we require Evidence of Insurability starting on the effective date of each such Policy Change. During this two-year period, if the Insured dies by suicide while sane or insane, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy Change had not been made, plus any additional Cost of Insurance Charges and Monthly Underwriting and Sales Expense Charges that have been deducted from the Contract Value solely as a result of the Policy Change.

Misstatement of Age or Gender

If the Insured’s age or gender has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent Cost of Insurance Charge based on the Insured’s correct age or gender.

Proof of age or gender may be filed with us at any time. Once the insured’s age or gender is established to our satisfaction, we will use this age or gender in any settlement.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

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Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing and sign the request.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

•	We conclude the insured has an excessive amount of insurance coverage.

•	We conclude the Owner no longer has an insurable interest in the insured.

•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•	The minimum premium will be recalculated.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.

•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.

•	The minimum premium will increase.

•

The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•

The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.

•	The minimum premium will decrease.

•

The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

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Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•	Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•	We may not keep the funds under this option for longer than five years, unless the Payee is a minor, in which case we may hold the funds until the Payee attains the age of majority.

Option 2 – Interest Income:

•	Each $1,000 of proceeds will yield an income of not less than $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•	Unless you direct otherwise, or the Payee is a minor, the Payee may withdraw the proceeds at any time.

•	After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income—Period Certain:

•	We will pay installments for a specified period.

•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income—Amount Certain:

•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•	We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income—Life:

•	We will pay installments for the payee’s lifetime.

•	We will make payments for at least a specified guaranteed number of installments.

•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•

We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

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Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

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Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2021, 2020, and 2019, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are set forth below. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2021 and for the period ending December 31, 2021, as well as the Report of the Independent Registered Public Accounting Firm, are set forth below.

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Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2021 and 2020 and

For the Years Ended December 31, 2021, 2020 and 2019

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors

Farmers New World Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Farmers New World Life Insurance Company (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

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Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Seattle, Washington

April 29, 2022

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Report of Independent Auditors

To the Board of Directors and Management of Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002

T: (713) 356 4000, www.pwc.com/us

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The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

/s/ PriceWaterhouseCoopers LLP

April 30, 2021

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Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2021 and 2020

(in thousands of dollars)	2021	2020

Admitted Assets
Bonds, at amortized cost (market value of $3,307,079 and $3,361,729)	$3,046,861	$2,970,901
Mortgage loans on real estate	533,480	534,239
Investment real estate:
Properties held for the production of income, net	118,529	118,620
Properties held for sale, net	—	14,301
Contract loans	272,153	278,294
Other invested assets, surplus notes	100,000	100,000
Receivables for securities	3,543	619
Securities lending reinvested collateral	—	5,564
Cash, cash equivalents and short-term investments	45,183	62,984

Total cash and invested assets	4,119,749	4,085,522
Accrued investment income	30,749	33,022
Deferred and uncollected premiums	83,417	85,603
Other assets	105,363	83,202
Current federal income tax recoverable and interest thereon	1,199	4,766
Net deferred tax asset	44,734	49,643
Separate accounts	1,285,591	1,085,713

Total admitted assets	$5,670,802	$5,427,471

Liabilities
Aggregate reserves for life and annuity policies	$3,508,718	$3,457,605
Aggregate reserves for accident and health policies	6,712	6,325
Contract claims	71,328	58,372
Liability for deposit-type contracts	302,163	280,541
Premiums and annuity considerations received in advance	949	930
General expenses due and accrued	15,679	18,943
Taxes, licenses, and fees due and accrued	4,401	4,413
Unearned investment income	194	204
Amounts withheld or retained by company as agent or trustee	1,133	2,000
Amounts held for agents’ account	5,036	4,943
Remittances and items not allocated	10,981	14,021
Interest maintenance reserve	3,901	6,362
Asset valuation reserve	34,494	34,205
Securities lending collateral liability	—	5,564
Other liabilities	77,517	67,788
Separate accounts	1,285,591	1,085,713

Total liabilities	$5,328,797	$5,047,929

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2021 and 2020)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregrate write-ins for special surplus	15,240	16,732
Unassigned and special surplus	316,966	353,011

Total capital and surplus	342,005	379,542

Total liabilities and capital and surplus	$5,670,802	$5,427,471

`

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020	2019

Revenues
Premiums and annuity considerations	$542,110	$537,562	$539,605
Net investment income	148,255	155,135	161,169
Amortization of interest maintenance reserve	2,738	3,279	3,563
Commissions and expense allowances on reinsurance ceded	225,220	215,396	210,764
Other	12,939	10,335	9,317

Total revenues	$931,262	$921,707	$924,418

Benefits and expenses
Death and other benefits	314,059	271,662	224,425
Surrender benefits and other fund withdrawals	153,082	169,063	174,314
Interest on policy or contract funds	9,929	9,595	9,121
Increase in aggregate reserves	51,739	26,079	26,519
Commissions	81,859	81,476	78,776
General insurance expenses	174,058	176,138	171,670
Taxes, licenses and fees	27,681	27,752	26,979
Increase / (decrease) in loading on deferred and uncollected premiums	(264)	117	(1,689)
Transfers (from) / to separate accounts	8,616	5,334	(423)
Aggregate write-ins for deductions	2,834	2,474	2,610

Total benefits and expenses	$823,593	$769,690	$712,302

Net gain from operations before federal income taxes and realized capital gains	107,669	152,017	212,116
Federal income taxes (recoverable)	28,958	37,093	50,263

Net gain from operations before realized capital gains	78,711	114,924	161,853
Net realized capital gains (losses) capital gains taxes of $1,613, $1,162 and $963 and transfers to (from) interest maintenance reserve of $278, $1,740 and $4,225 at December 31, 2021, 2020 and 2019, respectively. Refer to note 3 for further breakout.	470	(727)	142

Net income	$79,181	$114,197	$161,995

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2021, 2020 and 2019

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus

Balances at December 31, 2018	$6,600	$3,199	$438,362	$448,161
Net Income	—	—	161,995	161,995
Change in net unrealized capital gains	—	—	133	133
Change in net deferred taxes	—	—	5,433	5,433
Change in nonadmitted assets	—	—	202	202
Change in asset valuation reserve	—	—	(3,970)	(3,970)
Extraordinary dividends to stockholder	—	—	(172,000)	(172,000)
SSAP No. 3 for ceded fund value in excess of reserve	—	—	(157)	(157)

Balances at December 31, 2019	6,600	3,199	429,998	439,797
Net Income	—	—	114,197	114,197
Change in net deferred taxes	—	—	6,327	6,327
Change in nonadmitted assets	—	—	(5,979)	(5,979)
Change in liability for reinsurance in unauthorized and certified companies	—	—	(3,140)	(3,140)
Change in reserve on account of change in valuation basis, (increase) or decrease	—	—	(1,745)	(1,745)
Change in asset valuation reserve			85	85
Extraordinary dividends to stockholder	—	—	(170,000)	(170,000)

Balances at December 31, 2020	6,600	3,199	369,743	379,542
Net Income	—	—	79,181	79,181
Change in net deferred taxes	—	—	8,278	8,278
Change in nonadmitted assets	—	—	(12,661)	(12,661)
Change in liability for reinsurance in unauthorized and certified companies	—	—	3,140	3,140
Change in asset valuation reserve	—	—	(289)	(289)
Extraordinary dividends to stockholder	—	—	(115,000)	(115,000)
SSAP No. 3 for ceded fund value in excess of reserve	—	—	189	189
SSAP No. 3 for change in premium valuation	—	—	(294)	(294)
SSAP No. 3 for additional reinsured policies	—	—	(81)	(81)

Balances at December 31, 2021	$6,600	$3,199	$332,206	$342,005

The accompanying notes are an integral part of these statutory financial statements.

7

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020	2019

Cash from operations
Premiums collected net of reinsurance	$544,629	$539,182	$544,576
Net investment income	159,248	166,405	169,368
Miscellaneous income	238,159	225,731	220,081

Cash provided by operating activities	942,036	931,318	934,025

Benefits and loss related payments	480,840	434,677	393,036
Net transfers (from) / to separate accounts	5,324	4,438	(1,618)
Commissions, expenses paid and write-ins	291,408	288,311	288,737
Federal and foreign income taxes paid	27,004	42,502	56,434

Cash used in operating activities	804,576	769,928	736,589
Net cash from operations	137,460	161,390	197,436

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	705,371	675,920	556,900
Common stocks	—	—	770
Mortgage loans	95,003	53,716	51,850
Real estate	27,570	—	—
Miscellaneous proceeds	7,246	—	2,911

Cash provided by investing activities	835,190	729,636	612,431

Cost of investments acquired (long-term only):
Bonds	786,576	748,057	611,178
Mortgage loans	94,244	29,438	33,087
Real estate	14,384	19,436	10,397
Miscellaneous applications	2,924	9,970	—

Cash paid for investing activities	898,128	806,901	654,662
Net (decrease) / increase in contract loans and premium notes	(6,234)	(6,530)	2,020

Net cash provided by / (used in) investments	(56,704)	(70,735)	(44,251)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	21,622	10,134	10,915
Dividends to stockholder	(115,000)	(170,000)	(172,000)
Other cash (applied) / provided	(5,179)	19,168	8,115

Net cash used by financing and miscellaneous sources	(98,557)	(140,698)	(152,970)

Net change in cash, cash equivalents and short-term investments	(17,801)	(50,043)	215
Cash, cash equivalents and short-term investments
Beginning of year	62,984	113,027	112,812

End of year	$45,183	$62,984	$113,027

The accompanying notes are an integral part of these statutory financial statements.

8

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2021 and 2020.

9

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from Generally Accepted Accounting Principles (“GAAP”) in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are non-admitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017 and for Variable Annuity products as required under VM-21. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, the Company holds extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, costs related to the successful acquisition of new business are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

10

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, assets are reported at admitted assets values and nonadmitted assets are excluded through a charge against surplus, because there are no nonadmitted assets for GAAP purposes, the nonadmitted balances of these assets are included in the balance sheet. Nonadmitted assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax

11

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. As of December 31, 2021 and 2020 the total nonadmitted assets are $87,961,000 and $75,301,000, respectively.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown net of applicable fees. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 14 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 0.00% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For term life insurance policies issued on or after January 1, 2017 and all other life insurance policies issued after January 1, 2020, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. There is an exception for some plans that pass the exclusion tests as defined in VM-20.

12

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

•	Reserves for fixed deferred annuities are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.50% to 6.00%.

•	For variable deferred annuities, the Company calculates Principles-Based Reserves using Company experience, as required in VM-21.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.50%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 1.75% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the Farmers Value Term group, and Farmers Term Life, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2021, and 2020, the Company had approximately $3,021,796,000 and $3,510,245,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

As of December 31, 2021, and 2020, the total in force for which VM-20 deterministic/stochastic reserves are calculated are $75,242,803,000 and $59,185,399,000 respectively. The excess VM- 20 deterministic/stochastic reserve over NPR after reinsurance are $11,269,000 for 2021 and $204,000 for 2020.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods:

13

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2021, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2021, the FGDBWL statutory reserves net of deferred and uncollected premiums is $20,778,000. If they had instead been calculated using 2001 CSO ALB Select & Ultimate mortality and 2017 CSO ALB Select & Ultimate mortality, the amount would be $18,279,000 or $2,499,000 lower.

To comply with VM-20 Section 3.C.1.g, scalars are applied to the valuation mortality for standard non-smoker classes of the following plans: Farmers Term Life – 135% for Male, 120% for Female; Farmers Value Term – 120% for Male, 110% for Female; Farmers EssentialLife Universal Life and Farmers Index Universal Life – 140% for Male and Female. An additional 125% scalar is applied to the valuation mortality for all FVT policies that used accelerated underwriting. Scaled mortality rates are capped at 1,000 per unit. All classes of Simple Term have a scalar of 200% applied to valuation mortality for Male and Female, capped at the 2017 CSO GI (Loaded) Ultimate rates.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2021 and 2020 was approximately $624,000 and $600,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed

14

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•

Mortgage loans– at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. This invested asset is comprised of the following classification: held for production of income, held for own use, and held for sale. Depreciation is computed on a straight-line basis over the estimated useful life of the acquired assets. Independent appraisals are obtained every three years on investment held for production of income and held for sale; if fair value is less than book value and the amount is deemed non-recoverable, an impairment loss is recognized. These properties are accounted for under NAIC Statement of Statutory Accounting Principles (“SSAP”) 40R.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets, Surplus Notes – at amortized cost. This is in accordance with SSAP 41R.

•	Securities lending reinvested collateral assets-at amortized cost. In 2021, FNWL terminated its the securities lending program with State Street.

•	Short-term investments – at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price, and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether

15

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted.

Federal Income Taxes

The Company has applied the SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

Leases

The Company has long-term lease commitments with options to renew at the end of the lease periods. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 13 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2021 and 2020 are as follows:

(in thousands of dollars)	2021	2020
Gross EDP Equipment	$1,253	$1,343
Accumulated Depreciation	(751)	(575)

Net EDP	502	768
Non-Admitted EDP	(502)	(768)

Net Admitted EDP	$—	$—

Depreciation expense on electronic data processing equipment assets was $254,000, $258,000 and $257,000 for the year ended December 31, 2021, 2020 and 2019, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

16

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best or Standard & Poor’s. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5302 Column 1 in the amount of ($294,000) net of tax to correct a prior year error in the calculation of Net Due Premiums.

At December 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5303 Column 1 in the amount of ($81,000) net of tax to correct a prior year error of missing accrual for the exception reinsurance policies.

At March 31, 2021, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on page 4 Line 5301 Column 1 in the amount of $189,000 net of tax to correct a prior year error in the calculation of Variable Annuity reserves.

At December 31, 2020, the Company included a change in reserve valuation basis as described in SSAP No. 51R – Life Contracts for its variable annuity reserves. This change in valuation basis, which impacts annuity reserves written from 1981 to 2019 is permitted under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21), and Actuarial Guideline 43 CARVM for variable annuities (AG 43). The amount of this adjustment, which has been recognized in unassigned funds on Page 4 Line 43 Column 1 is ($1,745,000). The Company did not elect a phase in approach to this adjustment.

At March 31, 2019, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 line 5304 Column 1 in the amount of ($157,000), net of tax, to correct a missing accrual of certain ceded Variable Annuity reserves.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2021. Reserve valuation basis for Variable Deferred Annuities changed from AG43 to VM-21 in 2020. Increase in Actuarial Reserve due to change is $1,745,000 (as of 12/31/2019).

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

17

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands of dollars)	2021	2020	2019
Bonds	$109,789	$113,895	$117,079
Mortgage loans	21,902	22,451	22,686
Investment real estate	11,209	11,655	10,802
Contract loans	17,669	18,759	19,242
Short-term investments	11	679	2,342
Other	3,814	3,813	3,913

Gross investment income	164,394	171,252	176,064
Less: Investment expenses	(16,139)	(16,117)	(14,895)

Net investment income	$148,255	$155,135	$161,169

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2021, 2020 and 2019, the Company’s investment expense included fees of approximately $326,000, $346,000 and $340,000, respectively, to its Parent Company, FGI.

In 2021, 2020 and 2019, the Company’s investment expenses included fees of approximately $346,000, $430,000 and $501,000, respectively, to Zurich Investment Services.

In 2021, 2020 and 2019, the Company’s investment expenses included fees of approximately $1,957,000, $1,964,000, $1,825,000, respectively, to Zurich Global Investment Management.

In 2021, 2020 and 2019, the Company’s investment expenses included fees of approximately $568,000, $483,000 and $465,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands of dollars)	2021	2020	2019
Bonds	$414	$2,202	$5,347
Common stocks (unaffiliated)	—	—	(31)
Short-term investments	—	(27)	14
Investment real estate	1,947	—	—

	2,361	2,175	5,330
Transfer to(from) interest maintenance reserve	(278)	(1,740)	(4,225)
Add: Tax expense on net realized gains	(1,613)	(1,162)	(963)

Net realized gains	$470	$(727)	$142

18

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Impairment losses included in realized gains and losses above were $0, $742,000 and $12,000 for the years ended December 31, 2021, 2020 and 2019, respectively.

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, fair value of fixed maturities and equity securities as of December 31, 2021 and 2020 are as follows:

	2021
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed Maturities
U.S. governments	$383,108	$20,003	$(5,870)	$397,241
Non-U.S. governments	217	87	—	304
States, territories and possessions	6,702	2,150	—	8,852
Political subdivisions	20,216	6,601	(9)	26,808
Special revenues	89,782	24,508	(119)	114,171
Industrial and miscellaneous	1,614,310	197,316	(7,795)	1,803,831

Total bonds	2,114,335	250,665	(13,793)	2,351,207
Loan-backed securities	932,526	27,782	(4,436)	955,872

Total fixed maturities	$3,046,861	$278,447	$(18,229)	$3,307,079

	2020
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed Maturities
U.S. governments	$360,045	$29,168	$(122)	$389,091
Non-U.S. governments	217	108	—	325
States, territories and possessions	5,201	2,624	—	7,825
Political subdivisions	18,968	8,427	—	27,395
Special revenues	66,980	26,153	—	93,133
Industrial and miscellaneous	1,673,361	275,724	(3,568)	1,945,517

Total bonds	2,124,772	342,204	(3,690)	2,463,286
Loan-backed securities	846,129	52,774	(460)	898,443

Total fixed maturities	$2,970,901	$394,978	$(4,150)	$3,361,729

19

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2021 and 2020 were as follows:

	2021
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$123,898	$(913)	$71,676	$(4,957)
U.S. Political Subdivisions Bonds	491	(9)	—	—
Special revenues	8,011	(119)	—	—
Industrial and miscellaneous	148,763	(2,073)	84,055	(5,722)

Total bonds	281,163	(3,114)	155,731	(10,679)
Loan-backed securities	317,312	(3,401)	36,907	(1,035)

Total fixed maturities	$598,475	$(6,515)	$192,638	$(11,714)

	2020
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. governments	$30,404	$(122)	$—	$—
Industrial and miscellaneous	40,752	(874)	16,366	(2,694)

Total bonds	71,156	(996)	16,366	(2,694)
Loan-backed securities	41,236	(436)	10,271	(24)

Total fixed maturities	$112,392	$(1,432)	$26,637	$(2,718)

As of December 31, 2021, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 260 securities. The Company held 1 security that was in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 224 securities, of which 99.2%, or $593,414,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. Most of these securities are investment grade fixed maturities that have decreased in fair values due to changes in interest rates since the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2021 were comprised of 36 securities, with a total fair value of approximately $192,638,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

20

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2021.

Loan-Backed Securities

There were no loan-backed securities impaired during 2021 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired to the present value of their projected cash flows that were held as of December 31, 2021 and 2020 were as follows:

(in thousands)
	December 31, 2021
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
		$—	$—	$—	$—	$—

(in thousands)	December 31, 2020
	1	2	3	4	5	6	7
CUSIP	Description	Book/Adjusted Carry Value Amortzied cost before current period OTTI	Present value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary- Impairment	Fair Value at time of OTTI	Date of Financial Statement where reported
22540V-G7-1	CSFB 2002-9 1A	$183	$178	$(6)	$178	$221	9/30/2020

5* Securities

A 5GI security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the NAIC Securities Valuation Office (“SVO”). NAIC 5GI is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal. The Company does not have any 5GI securities as of December 31, 2021.

21

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee for the years ended December 31, 2021 and 2020 are as follows:

(in thousands of dollars)	2021	2020
Number of CUSIPs	9	15
Aggregate Amount of Investment Income	$2,965	$3,535

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and fair value of bonds and short-term investments, by contractual maturity, at December 31, 2021 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Fair Value

Due to 1 year or less	$54,966	$56,166
Due after 1 year through 5 years	572,765	591,254
Due after 5 years through 10 years	426,379	452,199
Due after 10 years	1,060,677	1,252,039

	2,114,787	2,351,658
Loan-backed securities	932,526	955,872

Total bonds	$3,047,313	$3,307,530

22

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2021, 2020 and 2019 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2021
Bonds	$4,161	$(3,759)	$307,385
Common Stocks	—	—	—

	$4,161	$(3,759)	$307,385

2020
Bonds	$3,363	$(422)	$305,284
Common Stocks	—	—	—

	$3,363	$(422)	$305,284

2019
Bonds	$6,840	$(1,687)	$361,987
Common Stocks	61	(92)	770

	$6,901	$(1,779)	$362,757

Bonds with an amortized cost of approximately $3,975,000 and $4,028,000 were on deposit with regulatory authorities at December 31, 2021 and 2020, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,313,000 and $4,610,000 as of December 31, 2021 and 2020, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, Zurich Insurance Company, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2021, 2020 and 2019, respectively. Market values for these two bonds were approximately $18,116,000 and $90,582,000, respectively, as of December 31, 2021. Market values for these two bonds as of December 31, 2020 were approximately $19,310,000 and $96,549,000, respectively.

See Note 17 for additional information on subsequent events.

Commercial Mortgage Loans

As of December 31, 2021, the Company is invested in 110 participation commercial mortgage loans, which were comprised of office, industrial, multifamily, hospitality, self-storage retail properties and other totaling $533,480,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2021. The Company had no allowance for credit losses and recognized no credit losses as of December 31, 2021. As of December 31, 2021, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates for loans acquired during 2021 were 3.05% and 2.55%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%.

23

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

There were no taxes, assessments or amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property, or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2021 and 2020 was as follows:

Loan Quality Rating (in thousands of dollars)	2021
	#	Principal	%
“A+”	49	$172,536	32.3%
“A”	12	63,439	11.9%
“A-”	26	117,464	22.1%
“B+”	11	73,730	13.8%
“B”	4	39,060	7.3%
“B-”	8	67,251	12.6%

TOTAL	110	$533,480	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2021
	#	Principal	%
Office	21	$170,414	31.9%
Multifamily	19	101,101	19.1%
Industrial	46	126,504	23.7%
Retail	17	101,991	19.1%
Hospitality	2	9,304	1.7%
Self Storage	2	17,633	3.3%
Other	3	6,533	1.2%

Totals	110	$533,480	100.0%

Loan Quality Rating (in thousands of dollars)	2020
	#	Principal	%
“A+”	52	$201,657	37.7%
“A”	61	87,627	16.4%
“A-”	26	109,287	20.5%
“B+”	9	67,136	12.6%
“B”	2	16,229	3.0%
“B-”	6	52,303	9.8%

TOTAL	156	$534,239	100.0%

Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2020
	#	Principal	%
Office	22	$180,585	33.8%
Multifamily	29	111,320	20.8%
Industrial	40	94,803	17.7%
Retail	19	108,527	20.3%
Hospitality	2	10,091	1.9%
Senior Living	39	9,027	1.8%
Self Storage	2	12,963	2.4%
Other	3	6,923	1.3%

Totals	156	$534,239	100.0%

24

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2021 and 2020 was as follows:

(in thousands)	December 31, 2021
	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$—	$3,394	$—	$—	$—	$—	$3,394
CA	46,045	71,316	48,621	—	—	20,743	7,634	194,359
CO	940	10,876	—	—	—	—	1,211	13,027
CT	—	—	—	—	—	8,503	—	8,503
DC	—	—	—	—	—	43,127	—	43,127
FL	2,225	3,891	4,623	—	—	—	—	10,739
GA	—	—	267	—	—	—	—	267
IL	—	—	17,479	—	—	—	—	17,479
IN	—	—	274	—	—	—	—	274
LA	—	—	—	—	—	14,423	—	14,423
MA	—	—	7,964	—	—	—	—	7,964
MD	—	—	—	6,533	—	—	—	6,533
MT	14,797	—	148	—	—	—	—	14,945
NJ	—	—	8,704	—	—	—	—	8,704
NV	9,217	2,034	—	—	—	43,236	—	54,487
NY	—	—	8,884	—	—	—	—	8,884
OH	2,425	—	—	—	—	15,000	—	17,425
OR	4,298	8,772	406	—	—	—	—	13,476
PA	—	—	1,674	—	—	—	—	1,674
SC	—	—	377	—	1,810	—	—	2,187
TN	18,335	—	22,622	—	7,494	25,381	1,438	75,270
TX	—	5,102	929	—	—	—	—	6,031
VA	2,820	—	—	—	—	—	4,248	7,068
WA	—	—	42	—	—	—	3,104	3,146
WI	—	—	94	—	—	—	—	94

Totals	$101,102	$101,991	$126,502	$6,533	$9,304	$170,413	$17,635	$533,480

(in thousands)	December 31, 2020
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$3,394	$—	$—	$—	$—	$9,475
CA	—	30,519	77,053	46,943	—	—	21,450	7,783	183,748
CO	—	2,955	11,053	—	—	—	—	—	14,008
CT	—	10,000	—	—	—	—	8,738	—	18,738
DC	—	—	—	—	—	—	68,875	—	68,875
FL	—	2,225	4,047	4,616	—	—	—	—	10,888
GA	—	—	—	4,500	—	—	—	—	4,500
ID	1,488	—	—	—	—	—	—	—	1,488
IL	—	—	—	505	—	—	—	—	505
IN	—	—	—	40	—	—	—	—	40
KY	—	—	—	4,287	—	—	—	—	4,287
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	17,510	—	17,510
MD	648	—	—	8,118	—	—	—	—	8,766
MI	328	—	—	—	6,923	—	—	—	7,251
MT	757	—	—	—	—	—	—	—	757
NJ	—	12,885	—	156	—	—	—	—	13,041
NV	900	—	—	305	—	—	—	—	1,205
NY	—	9,416	2,082	—	—	—	43,631	—	55,129
OH	—	—	—	9,030	—	—	—	—	9,030
OR	2,947	2,425	—	—	—	—	15,000	—	20,372
PA	—	4,533	8,991	3,034	—	—	—	—	16,558
SC	—	—	—	1,675	—	—	—	—	1,675
TN	—	—	—	4,512	—	1,868	—	—	6,380
TX	—	25,524	—	2,663	—	8,223	5,381	5,180	46,971
VA	—	—	5,300	929	—	—	—	—	6,229
WA	1,959	2,820	—	—	—	—	—	—	4,779
WI	—	—	—	97	—	—	—	—	97

Totals	$9,027	$111,320	$108,526	$94,804	$6,923	$10,091	$180,585	$12,963	$534,239

25

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2021 and 2020 was as follows:

(in thousands)	December 31, 2021
	<51%	51%-70%	71%-90%	90%<	Totals
Hospitality	$1,810	$—	$7,494	—	$9,304
Multifamily	7,118	88,032	5,950	—	101,100
Office	59,949	101,962	8,503	—	170,414
Retail	22,717	32,993	37,509	8,772	101,991
Self-Storage	7,634	10,000	—	—	17,634
Industrial	40,955	85,549	—	—	126,504
Other	6,533	—	—	—	6,533

Totals	$146,716	$318,536	$59,456	$8,772	$533,480

(in thousands)	December 31, 2020
	<51%	51%-70%	71%-90%	Totals
Hospitality	$1,868	$—	$8,223	$10,091
Multifamily	25,087	70,282	15,950	111,319
Office	73,693	106,891	—	180,584
Retail	11,392	57,951	39,185	108,528
Self-Storage	12,963	—	—	12,963
Industrial	37,207	57,597	—	94,804
Senior Living	—	9,027	—	9,027
Other	6,923	—	—	6,923

Totals	$169,133	$301,748	$63,358	$534,239

See Note 2 for additional information on accounting policy related to mortgage loans.

Real Estate

Real estate investments at December 31, 2021 and 2020 were as follows:

(in thousands of dollars)
	2021	2020
Original book value:
Property held for the production of income	$132,948	$132,188
Property held for sale	—	17,301
Accumulated depreciation	(14,419)	(16,568)

Total real estate assets	$118,529	$132,921

The Company establishes wholly owned subsidiary single member LLC legal entities to invest in direct real estate properties held for the production of income. As of December 31, 2021, The Company owns the following legal entities: BOS Office 3, LLC, CHI Ind 1, LLC, Miami Industrial 2, LLC, DC Retail 1, LLC, DEN Industrial 1, LLC, Charlotte Industrial 2, LLC, LA Industrial 2, LLC, and CHI Ind 6, LLC. There were no impairments recognized in 2021, 2020, or 2019. As of December 31, 2021, there were no properties classified as held for sale.

26

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Other Invested Assets

On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. If LIBOR rate is unavailable, it will be determined on the basis of the rates that three-month U.S. dollar deposits offered to prime banks in the London Inter-bank market by four major reference banks in the London inter-bank market selected by the Exchange, at approximately 11:00 a.m., London time, on that floating-rate interest determination date. With the same effective date, the Exchange may also prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

Restricted Assets

As of December 31,2021, and 2020, total restricted assets amounted to $3,975,000 and $4,028,000 respectively. Of these assets, bonds and short-term investments on deposit were for state insurance departments to satisfy regulatory requirements.

(in thousands)	December 31, 2021
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	3,975	3,975	4,028	(54)	3,975	0.070%	0.070%

Total restricted assets	$3,975	$3,975	$4,028	$(54)	$3,975	0.070%	0.070%

(in thousands)	December 31, 2020
Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states regulatory bodies	4,028	4,028	4,079	(51)	4,028	0.073%	0.074%

Total restricted assets	$4,028	$4,028	$4,079	$(51)	$4,028	0.073%	0.074%

4.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

27

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted prices for similar assets or liabilities in active markets.

b. Quoted prices for identical or similar assets or liabilities in non-active markets.

c. Inputs other than quoted market prices that are observable.

d. Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2021 or 2020.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2021 and 2020 about the Company’s financial assets measured at fair value:

	2021
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,285,591	$—	$—	$1,285,591

Total assets at fair value	$1,285,591	$—	$—	$1,285,591

28

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

	2020
(in thousands of dollars)	Level 1	Level 2	Level 3	Total
Assets at fair value
Separate account assets	$1,085,713	$—	$—	$1,085,713

Total assets at fair value	$1,085,713	$—	$—	$1,085,713

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

There were no changes in assets classified as Level 3 for the years ended December 31, 2021 and 2020.

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2021 and 2020.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2021 and 2020 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

29

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	December 31, 2021
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets at Fair Value
Bonds	$3,307,079	$3,046,861	$—	$3,276,598	$30,481	$—
Mortgage loans on real estate	549,335	533,480	—	—	549,335	—
Contract loans	417,470	272,153	—	—	417,470	—
Cash, cash equivalents and short-term investments	45,183	45,183	44,731	452	—	—
Surplus Debentures—Affiliated	105,455	100,000	—	105,455	—	—
Accrued investment income	30,749	30,749	30,749	—	—	—
Receivable for securities	3,543	3,543	3,543	—	—	—
Separate accounts	1,285,591	1,285,591	1,285,591	—	—	—

Total assets at fair value	$5,744,405	$5,317,560	$1,364,614	$3,382,505	$997,286	$—

Liabilities at Fair Value
Separate accounts	1,285,591	1,285,591	—	1,285,591	—	—
Payable for Securities	3,047	3,047	3,047	—	—	—

Total liabilities at fair value	$1,288,638	$1,288,638	$3,047	$1,285,591	$—	$—

(in thousands of dollars)	December 31, 2020
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$3,361,729	$2,970,901	$—	$3,337,111	$24,618	$—
Mortgage loans on real estate	556,251	534,239	—	—	556,251	—
Contract loans	453,036	278,294	—	—	453,036	—
Cash, cash equivalents and short-term investments	62,984	62,984	62,984	—	—	—
Surplus Debentures—Affiliated	106,071	100,000	—	—	106,071	—
Accrued investment income	35,448	33,022	35,448	—	—	—
Receivable for securities	619	619	619	—	—	—
Securities lending—reinvested collateral	5,564	5,564	5,564	—	—	—
Separate accounts	1,085,713	1,085,713	1,085,713	—	—	—

Total assets at fair value	$5,667,415	$5,071,336	$1,190,328	$3,337,111	$1,139,976	$—

Liabilities at Fair Value
Deferred annuities	$1,323,571	$1,323,571	$—	$1,323,571	$—	$—
Separate accounts	1,085,713	1,085,713	—	1,085,713	—	—
Payable for Securities	1,364	1,364	1,364	—	—	—
Securities lending collateral liability	5,564	5,564	5,564	—	—	—

Total liabilities at fair value	$2,416,212	$2,416,212	$6,928	$2,409,284	$—	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2021 and 2020:

30

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Bonds

The fair values of bonds are valued using quoted market prices from third party sources. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 2 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2021 and 2020. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

31

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

5.	Related Parties

The Company is a subsidiary of Farmers Group Inc (FGI), an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $35,470,000, $33,375,000, and $31,800,000, for the years ended December 31, 2021, 2020 and 2019 respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $29,186,000, $30,405,000, and $30,548,000 for the years ended December 31, 2021, 2020 and 2019, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $52,000, $52,000, and $51,000 for the years ended December 31, 2021, 2020 and 2019 respectively and are expensed as incurred.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $27,003,000 and $42,502,000 for the years ended December 31, 2021 and 2020 respectively. The current year prepayment was $32,000,000 and $43,100,000 for December 31, 2021 and 2020 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 8.

For the period ended December 31, 2021 and 2020, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 7 for reinsurance related balances.)

32

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020
Receivables from related parties
Farmers Insurance Group Leasing	$19	$4

Total receivables from related parties	19	4

Payables to related parties
FGI	(9,279)	(8,410)
Farmers Insurance Exchange	(3,500)	(3,799)
Zurich Investment Services Limited	(85)	(92)

Total payables to related parties	(12,864)	(12,301)

Net payables to related parties	$(12,845)	$(12,297)

6.	Securities Lending Arrangement

During 2021 and 2020, the Company participated in a securities lending agreement with a lending agent, State Street Bank and Trust Company. The agreement authorized the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provided the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral was unrestricted. The securities were marked-to-market on a daily basis, and the collateral was adjusted on the next business day. The cash collateral was invested in a money market fund. Income earned by the Company was approximately $0, $2,000, and $0 in 2021, 2020, and 2019, respectively. The Company terminated the security lending program effective December 31, 2021.

At December 31, 2021, there was no securities on loan. At December 31, 2020, the Company’s fair value of collateral received totaled $5,581,000, which was comprised of cash of $5,564,000 and government securities of $17,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

(in thousands of dollars)	Aggregate Cash Collateral Received
	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
Open	$—	$5,564
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$—	$5,564

33

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$5,564	$5,564
30 Days or Less	—	—	—	—
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$—	$—	$5,564	$5,564

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

7.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2021 and 2020, no amounts have been recorded in relation to uncollectible reinsurance balances.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, Zurich Insurance Company (“ZIC”), and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed

34

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

universal life product. Premiums ceded to ZIC approximated $408,818,000, $372,850,000 and $338,636,000 for the years ended December 31, 2021, 2020, and 2019, respectively. Claims ceded to ZIC were approximately $182,946,000, $157,655,000 and $102,639,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Changes in reserves ceded to ZIC were approximately $158,102,000, $186,187,000 and $124,139,000 for the years ended December 31, 2021, 2020 and 2019, respectively.

Premiums assumed from unaffiliated companies approximated $169,000, $161,000 and $162,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Premiums ceded to unaffiliated companies approximated $192,700,000, $189,938,000 and $190,204,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $0, $499,000 and $314,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Claims ceded to unaffiliated companies were approximately $170,162,000, $151,881,000 and $132,929,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($87,000), ($60,000), and ($72,000) for the years ended December 31, 2021, 2020 and 2019, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($126,112,000), ($126,757,000) and ($110,766,000) for the years ended December 31, 2021, 2020 and 2019, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2021 and 2020 would be approximately $7,611,000 and $8,750,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2021, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2021, there were $560.2 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2021
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
$3.69	$51.54	$239.41	$294.64

35

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

8.	Surplus and Restrictions

Statutory surplus of approximately $342,005,000 and $379,542,000 as of December 31, 2021 and 2020, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2021 and 2020 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. All dividends paid during the preceding 12 month rolling period are considered for this calculation. Earned surplus consists of funds derived from any realized net profits and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined in total as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2022 and 2021 are $34,200,000 and $37,954,000, respectively. Dividends are approved by the board of directors.

On May 17 and November 15, 2021, the Company declared extraordinary dividends in the amount of $28,750,000 and $86,250,000, respectively. These were paid to FGI on June 25 and December 17, 2021, respectively, with the non-disapproval of the Washington Office of Insurance Commissioner.

9.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 10.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

36

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The expenses allocated for pension and post-retirement benefit costs were approximately $550,000, $435,000, and $435,000 for the years 2021, 2020 and 2019, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

10.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Vesting is immediate for employee contributions and employer match. Effective January 1, 2019, FGI will contribute an additional 4% Company Base Contribution to employees 401(k) Savings Plan, regardless of employee contribution. Three years of eligible service is required to vest in the 4% Company Base Contribution. The cost to the Company for the 401(k) Savings Plan is included in the overhead and administrative charges paid by the Company to FGI.

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2021, 2020 and 2019 was approximately $4,478,000, $3,767,000, and $5,490,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $3,697,000, $4,003,000 and $3,855,000 for the years ended December 31, 2021, 2020, and 2019 respectively.

11.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2021 and 2020 are as follows:

	2021
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$146,890	$144	$147,034
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	146,890	144	147,034
Deferred tax assets nonadmitted	(81,923)	—	(81,923)

Subtotal net admitted deferred tax assets	64,967	144	65,111
Deferred tax liabilities	(20,339)	(38)	(20,377)

Net admitted deferred tax asset	$44,628	$106	$44,734

37

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$139,021	$159	$139,180
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	139,021	159	139,180
Deferred tax assets nonadmitted	(68,687)	—	(68,687)

Subtotal net admitted deferred tax assets	70,334	159	70,493
Deferred tax liabilities	(20,812)	(38)	(20,850)

Net admitted deferred tax asset	$49,522	$121	$49,643

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$7,869	$(15)	$7,854
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	7,869	(15)	7,854
Deferred tax assets nonadmitted	(13,236)	—	(13,236)

Subtotal net admitted deferred tax assets	(5,367)	(15)	(5,382)
Deferred tax liabilities	473	—	473

Net admitted deferred tax asset	$(4,894)	$(15)	$(4,909)

The SSAP No. 101 admission calculation components are as follows:

	2021
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$144	$144
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	44,590	—	44,590
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	56,388	—	56,388
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	44,591
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,377	—	20,377

Deferred tax assets admitted as the result of application of SSAP No. 101	$64,967	$144	$65,111

Ratio percentage used to determine recovery period and threshold limitation amount			560%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$297,270

38

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

	2020
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$159	$159
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	49,484	—	49,484
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	55,568	—	55,568
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	49,485
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	20,850	—	20,850

Deferred tax assets admitted as the result of application of SSAP No. 101	$70,334	$159	$70,493

Ratio percentage used to determine recovery period and threshold limitation amount			590%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$329,900

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$ (15)	$(15)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	(4,894)	—	(4,894)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	820	—	820
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(4,894)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	(473)	—	(473)

Deferred tax assets admitted as the result of application of SSAP No. 101	$(5,367)	$ (15)	$(5,382)

Ratio percentage used to determine recovery period and threshold limitation amount			-30%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(32,630)

39

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2021
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$146,890	$144
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$64,967	$144
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	2020
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$139,021	$159
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$70,334	$159
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$7,869	$(15)
Percentage of total adjusted gross DTAs by tax character admitted due to the tax impact of tax planning strategies	0%	0%
Net admitted adjusted gross DTAs	$(5,367)	$(15)
Percentage of net admitted adjusted gross DTAs by tax character admitted due to the impact of tax planning strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2021, 2020 and 2019 consisted of the following major components:

40

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

(in thousands of dollars)	2021	2020	2019

Current income tax
Federal income tax	$28,958	$37,093	$50,263
Federal income tax on net capital gains / (losses)	1,613	1,162	963

Federal income taxes incurred	$30,571	$38,255	$51,226

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2021 and 2020 were as follows:

(in thousands of dollars)	2021	2020	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$99,562	$91,033	$8,529
Life insurance reserves	43,577	43,949	(372)
Nonadmitted assets	1,268	1,389	(121)
Compensation and benefits accrual	1,256	1,949	(693)
Other	1,227	701	526

Subtotal	146,890	139,021	7,869
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(81,923)	(68,687)	(13,236)

Admitted ordinary deferred tax assets	64,967	70,334	(5,367)

Capital
Investments	144	159	(15)
Unrealized loss on investments	—	—	—

Subtotal	144	159	(15)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	144	159	(15)

Admitted deferred tax assets	65,111	70,493	(5,382)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	17,409	17,868	(459)
Fixed assets	1,732	1,695	37
Market discount on bonds	830	789	41
Policyholder reserves	368	460	(92)
Internally developed software	—	—	—

Total ordinary deferred tax liabilities	20,339	20,812	(473)

Capital
Investments	38	38	—
Unrealized gain on investments	—	—	—

Total capital deferred tax liabilities	38	38	—

Total deferred tax liabilities	20,377	20,850	(473)

Net admitted deferred tax assets/liabilities	$44,734	$49,643	$(4,909)

41

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The change in net deferred income taxes as of December 31, 2021 and 2020 was composed of the following:

(in thousands of dollars)	2021	2020	Change

Total deferred tax assets	$147,034	$139,180	$7,854
Total deferred tax liabilities	(20,377)	(20,850)	473

Net deferred tax asset (liability)	$126,657	$118,330	8,327

Tax effect of unrealized gains (losses)			—

Change in net deferred income tax			$8,327

(charge) benefit

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2021	2020	2019

Provision computed at statutory rate	$23,106	$32,380	$45,664
Amortization of interest maintenance reserve	(575)	(689)	(748)
Separate account dividend received deduction	(323)	(372)	(352)
Nonadmitted assets	121	975	973
Prior year under/(over) accrual of income taxes	(73)	(19)	261
Aggregate write in adjustments included in surplus	(50)	—	—
Changes in reserve valuation basis	—	(366)	—
Ceded fund value in excess of reserve booked in surplus	—	—	(42)
Other	38	19	(5)

	$22,244	$31,928	$45,751

Federal income tax incurred-operations	$28,958	$37,093	$50,263
Tax on capital gains (losses)	1,613	1,162	963
Change in net deferred income tax	(8,327)	(6,327)	(5,475)

Total statutory income taxes	$22,244	$31,928	$45,751

As of December 31, 2021, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2021	$1,613
2020	1,162
2019	963

There were no deposits admitted under IRC §6603.

42

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Farmers Group Inc. consolidated tax group is currently under examination by the Internal Revenue Service for years 2015, 2016, 2017, and 2018.

The Company records any potential net interest and penalties in the income tax expense component of the statement of operations.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

During 2021 and 2020, the Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any liability for Repatriation Tax.

The Company does not have any Alternative Minimum Tax Credits.

43

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

12.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $607,000 and $1,257,000 for December 31, 2021 and December 31, 2020, respectively; and related premium tax benefit assets of $310,000 and $834,000 for December 31, 2021 and December 31, 2020, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. The Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

13.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2021 and 2020 was approximately $41,483,000, including reinvestment of principal repayment and maturities, and $41,850,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2021, was approximately $66,520,000 including reinvestment of principal repayment and maturities.

In March 2018, the Company sold a real property, Ohio State Life building, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction was being deferred to Special Surplus and was being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. On June 30, 2021, the Company closed its office location in Columbus, Ohio. The Company is no longer receiving the economic benefits having vacated the Columbus office building two years before its lease expiration date of June 30, 2023. The Company classified the operating lease as onerous resulting in the recording of an impairment liability provision and loss of $2,064,000 on June 30, 2021, before tax. The amount includes $241,000 of related furniture and equipment impairments. The remaining gain from 2018 sale of $1,200,000 was moved from special surplus funds to surplus.

44

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2021, the total minimum aggregate rental commitment for the length of the lease period was $14,101,000, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31,
2022	$2,336
2023	2,037
2024	1,824
2025	1,824
2026 & later	6,080

Total future minimum payments required	$14,101

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)	Years Ending December 31,
	2021	2020	2019
Minimum rentals	$2,336	$2,336	$2,336
Less: Sublease rentals	—	—	—

	$2,336	$2,336	$2,336

14.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2021, there were 33 subaccounts available for the VUL products, 43 subaccounts available for variable annuity, 39 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

45

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

As of December 31, 2021, the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$227,164
Farmers Variable Universal Life	506,883
Farmers LifeAccumulator VUL	35,193
Farmers EssentialLife VUL	516,351

$1,285,591

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2021 is $343,625,000. The fund value is $339,356,000. The maximum guarantee excess is $4,269,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2021	$309
2020	289
2019	272
2018	296
2017	306

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)	Separate
Year	Account Guarantees

2021	$26
2020	7
2019	96
2018	87
2017	209

Premiums, considerations or deposits received for the years ended December 31, 2021, 2020 and 2019, were approximately $128,659,000, $116,967,000 and $123,003,000, respectively.

46

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Reserves for accounts with assets as of December 31, 2021 and 2020, at market value are approximately $1,269,114,000 and $1,066,877,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2021, 2020 and 2019 is as follows:

(in thousands of dollars)	2021	2020	2019
Transfers (from)/to as reported in the statements of operations of the separate accounts	$7,441	$(550)	$(2,347)
Less: Sundry general income/(expense)	35	(390)	(128)
Transfers ceded to Reinsurer	1,140	6,274	2,052

Net transfers (from)/to separate accounts	$8,616	$5,334	$ (423)

15.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2021 and 2020:

	2021		2020
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$6,286	$657	$6,613	$871
Ordinary renewal	143,483	82,711	145,657	84,732

	$149,769	$83,368	$152,270	$85,603

47

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

16.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2021 and 2020:

Individual Annuities	2021
(in thousands of dollars)		Separate
	General Account	Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$119,441	$—	$119,441	6.0%
At fair value	—	226,624	226,624	12.0

Total with market value adjustment or at fair value	119,441	226,624	346,065	18.0
At book value without adjustment
(minimal or no charge or adjustment)	1,276,764	—	1,276,764	67.0
Not subject to discretionary withdrawal	285,932	—	285,932	15.0

Total	1,682,137	226,624	1,908,761	100.0%

Reinsurance ceded	1,625,799	—	1,625,799

Total (net)	$56,338	$226,624	$282,962

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	393	—	393

Deposit-Type Contracts	2021
(in thousands of dollars)		Separate
	General Account	Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	290,384	—	290,384	64.4
Not subject to discretionary withdrawal	160,838	—	160,838	35.6

Total	451,222	—	451,222	100.0%

Reinsurance ceded	149,058	—	149,058

Total (net)	$302,164	$—	$302,164

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

48

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Individual Annuities	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$131,485	$—	$131,485	6.8%
At fair value	—	208,371	208,371	10.7

Total with market value adjustment or at fair value	131,485	208,371	339,856	17.5
At book value without adjustment
(minimal or no charge or adjustment)	1,307,941	—	1,307,941	67.2
Not subject to discretionary withdrawal	298,346	—	298,346	15.3

Total	1,737,772	208,371	1,946,143	100.0%

Reinsurance ceded	1,676,878	—	1,676,878

Total (net)	$60,894	$208,371	$269,265

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	561	—	561

Deposit-Type Contracts	2020
(in thousands of dollars)	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	0.0%
At fair value	—	—	—	0.0

Total with market value adjustment or at fair value	—	—	—	0.0

At book value without adjustment
(minimal or no charge or adjustment)	269,806	—	269,806	60.3
Not subject to discretionary withdrawal	177,362	—	177,362	39.7

Total	447,168	—	447,168	100.0%

Reinsurance ceded	166,627	—	166,627

Total (net)	$280,541	$—	$280,541

With current surrender charge of 5% or more that will have less than 5% surrender charge in the subsequent year	—	—	—

49

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Reconciliation	2021	2020
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$53,848	$57,968
Exhibit 5, Supplementary Contracts w/Life
Contigencies Section, Total (net)	843	874
Exhibit 5, Miscellaneous Section, Additional Actuarial Reserves—AG43	1,646	2,051
Exhibit 7, Deposit—Type Contracts, Line 14, Col. 1	302,163	280,541

Subtotal	358,500	341,434
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Col. 2	226,624	208,371
Exhibit 3, Line 0399999, Col. 2	—	—
Policyholder dividend & coupon accumulations	—	—
Policyholder premiums	—	—
Guaranteed interest contracts	—	—
Other contract deposit funds	—	—

	226,624	208,371

Combined Total	$585,124	$549,805

The following is the analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2021 and 2020:

Life
(in thousands of dollars)	2021
		General Account
	Account	Cash
General Account	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$12,166	$12,166	$13,604
Universal Life	1,997,622	1,994,118	2,028,005
Universal Life with Secondary Guarantees	235,174	217,398	261,888
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	159,134	89,206	239,037
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	709,405	709,405	871,471
Variable Lfie	—	—	—
Variable Universal Life	105,953	104,060	109,697
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,127,871
Accidental Death Benefits	—	—	3,347
Disability—Active Lives	—	—	27,724
Disability—Disabled Lives	—	—	28,410
Miscellaneous Reserves	—	—	36,806

Total	3,219,454	3,126,353	5,747,860

Reinsurance ceded	159,134	89,206	2,295,479

Total (net)	$3,060,320	$3,037,147	$3,452,381

50

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Life
(in thousands of dollars)	2021
Separate Account
	Account	Cash
Separate Account with Nonguarantees	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	1,058,423	1,008,423	1,042,489
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability—Active Lives	—	—	—
Disability—Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	1,058,423	1,008,423	1,042,489

Reinsurance ceded	—

Total (net)	$1,058,423	$1,008,423	$1,042,489

Life
(in thousands of dollars)	2020
		General Account
	Account	Cash
	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$11,781	$11,781	$13,150
Universal Life	2,006,144	2,002,318	2,038,131
Universal Life with Secondary Guarantees	207,752	187,406	223,322
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	117,549	58,000	157,325
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	689,096	689,096	847,429
Variable Lfie	—	—	—
Variable Universal Life	94,586	92,402	98,035
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	2,132,084
Accidental Death Benefits	—	—	3,352
Disability—Active Lives	—	—	28,471
Disability—Disabled Lives	—	—	28,163
Miscellaneous Reserves	—	—	36,716

Total	3,126,908	3,041,003	5,606,178

Reinsurance ceded	117,549	58,000	2,209,467

Total (net)	$3,009,359	$2,983,003	$3,396,711

51

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

Life
(in thousands of dollars)	2020
Separate Account
	Account	Cash
	Value	Value	Reserve
Subject to Discretionary Withdrawal, Surrender Values or Policy Loans:
Term policies with cash value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Lfie	—	—	—
Variable Universal Life	877,102	822,150	858,505
Miscellaneous Reserves	—	—	—
Not Subject to Discretionary Withdrawal or Cash Values:
Term Policies without Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability— Active Lives	—	—	—
Disability— Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total	877,102	822,150	858,505

Reinsurance ceded	—	—	—

Total (net)	$877,102	$822,150	$858,505

Reconciliation	2021	2020
(in thousands of dollars)
Life and Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$3,369,252	$3,314,135
Exhibit 5, Accidental Death Benefits Section, Total (net)	3,261	3,273
Exhibit 5, Disability— Acitve Lives Section, Total (net)	27,392	28,224
Exhibit 5, Disability— Disabled Lives Section, Total (net)	28,258	27,968
Exhibit 5, Miscellaneous Reserves Section, Total (net)	24,216	23,112

Subtotal	3,452,379	3,396,712
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Col. 2	1,042,489	858,505
Exhibit 3, Line 0499999, Col. 2	—	—
Exhibit 3, Line 0599999, Col. 2	—	—

Subtotal (Lines (7) through (9)	1,042,489	858,505

Combined Total	$4,494,868	$4,255,217

52

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2021, 2020 and 2019

17.	Subsequent Events

The Company has evaluated events subsequent to the balance sheet date through April 29, 2022, which is the date on which the financial statements were available to be issued. The Company does not believe this event will have a material impact on its financial condition.

The Company is disclosing a Type II subsequent event attributable to a bond being called on January 18, 2022, which was after the balance sheet date of these financials, but before the statements were issued. Mount Rosa 2 Ltd bond was called, and the Company received total proceeds of $104,303,000. The Company recorded for a prepayment penalty income of $26,155,000 and realized loss of $6,241,000 in accordance with SSAP No. 26R.

53

Farmers Variable Life

Separate Account A of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2021

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

Page(s)
Report of Independent Registered Public Accounting Firm	1-3

Report of Independent Registered Public Accounting Firm PwC	4-7

Financial Statements
Statements of Assets and Liabilities December 31, 2021	8-15
Statements of Operations Year Ended December 31, 2021	16-23
Statements of Changes in Net Assets Years Ended December 31, 2021 and 2020	24-38
Notes to Financial Statements December 31, 2021	39-64

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farmers Variable Life Separate Account A (the Separate Account), as of December 31, 2021, and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Separate Account since 2021.

Seattle, Washington

April 29, 2022

Appendix – Subaccounts comprising Farmers Variable Life Separate Account A

The following subaccounts were audited for the year ended December 31, 2021:

American Funds Insurance Series Asset Allocation Fund
American Funds Insurance Series Capital Income Builder Fund
American Funds Insurance Series Capital World Growth and Income Fund
American Funds Insurance Series Global Growth Fund
American Funds Insurance Series Growth Fund
American Funds Insurance Series Growth-Income Fund
American Funds Insurance Series International Fund
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio
BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio
Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio
DWS Investments VIT Funds – Class B Shares DWS Equity 500 Index VIP
DWS Variable Series I – Class A Shares DWS Core Equity VIP
DWS Variable Series I – Class A Shares DWS CROCI International VIP
DWS Variable Series I – Class A Shares DWS Global Small Cap VIP
DWS Variable Series II – Class A Shares DWS CROCI U.S. VIP
DWS Variable Series II – Class A Shares DWS Government Money Market VIP
DWS Variable Series II – Class A Shares DWS High Income VIP
DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Growth Portfolio
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Index 500 Portfolio
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class VIP Mid Cap Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio
Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund
Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund
Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund
Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund
Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund
Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund
Janus Henderson VIT Balanced Portfolio (Service Shares)

Janus Henderson VIT Enterprise Portfolio (Service Shares)
Janus Henderson VIT Forty Portfolio (Institutional Shares)
PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar- Hedged)
PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds Diversified International Account I
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds LargeCap Growth Account I
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Core Plus Bond Account I
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Government & High Quality Bond Account I
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Short-Term Income Account I
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account II
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account II
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account II
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account II
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”)
Portfolios SAM Balanced Portfolio
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”)
Portfolios SAM Conservative Balanced Portfolio
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”)
Portfolios SAM Conservative Growth Portfolio
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”)
Portfolios SAM Flexible Income Portfolio
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”)
Portfolios SAM Strategic Growth Portfolio

The following subaccount had varying audited periods defined in the table below:

Subaccount	Statements of Assets and Liabilities	Statements of Operations and Changes in Net Assets
DWS Variable Series I – Class A Shares DWS Bond VIP	N/A - the fund ceased to be available as an investment option to contract owners during 2021	For the period from January 1, 2021 through October 28, 2021 (date of liquidation)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farmers Variable Life Separate Account A indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, other than subaccounts liquidated during 2020 and 2019 as indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Farmers Variable Life Separate Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds Insurance Series Asset Allocation Fund (1)	American Funds Insurance Series Capital Income Builder Fund (1)

American Funds Insurance Series Global Growth and Income Fund (1)	American Funds Insurance Series Global Growth Fund (1)

American Funds Insurance Series Growth Fund (1)	American Funds Insurance Series Growth-Income Fund (1)

American Funds Insurance Series International Fund (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio (1)

BNY Mellon Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio (1)	BNY Mellon Variable Investment Fund – Service Class Shares Quality Bond Portfolio (2)

Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio (1)	Deutsche DWS Investments VIT Funds – Class B Shares DWS Equity 500 Index VIP (1)

Deutsche DWS Variable Series I – Class A Shares DWS Bond VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Core Equity VIP (1)

Deutsche DWS Variable Series I – Class A Shares DWS CROCI® International VIP (1)	Deutsche DWS Variable Series I – Class A Shares DWS Global Small Cap VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS CROCI® U.S. VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS Government & Agency Securities VIP (3)

Deutsche DWS Variable Series II – Class A Shares DWS Government Money Market VIP (1)	Deutsche DWS Variable Series II – Class A Shares DWS High Income VIP (1)

Deutsche DWS Variable Series II – Class A Shares DWS Small Mid Cap Growth VIP (1)	Fidelity Variable Insurance Products (“VIP”) Funds –Service Class VIP Growth Portfolio (1)

Fidelity Variable Insurance Products (“VIP”) Funds –Service Class VIP Index 500 Portfolio (1)	Fidelity Variable Insurance Products (“VIP”) Funds –Service Class VIP Mid Cap Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio (1)

PricewaterhouseCoopers LLP, 1000 Louisiana St., Suite 5800, Houston, TX 77002

T: (713) 356 4000, www.pwc.com/us

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Developing Markets VIP Fund (1)

Franklin Templeton Variable Insurance Products Trust – Class 2 Small – Mid Cap Growth VIP Fund (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Small Cap Value VIP Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Mid Cap Value Fund (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Small Cap Equity Insights Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Strategic Growth Fund (1)	Janus Henderson VIT Balanced Portfolio (Service Shares) (1)

Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	Janus Henderson VIT Forty Portfolio (Institutional Shares) (1)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged) (1)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds Diversified International Account I (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds LargeCap Growth Account I (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Core Plus Bond Account I (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Government & High Quality Bond Account I (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds Short-Term Income Account I (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds Capital Appreciation Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds Diversified International Account II (4)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds Equity Income Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds LargeCap Growth Account II (5)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds MidCap Account II (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Equity Funds SmallCap Account II (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Government & High Quality Bond Account II (6)

5

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Income Account II (7)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Short-Term Income Account II (8)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2020, and statements of changes in net assets for the years ended December 31, 2020 and 2019.
(2)

Statement of operations for the period January 1, 2020 to April 30, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to April 30, 2020 (date of liquidation), and for the year ended December 31, 2019.

(3)

Statement of operations for the period January 1, 2020 to February 27, 2020 (date of liquidation), and statement of changes in net assets for the period January 1, 2020 to February 27, 2020 (date of liquidation), and for the year ended December 31, 2019.

(4)

Effective June 14, 2019, the subaccount Diversified International Account II merged with the subaccount Diversified International Account I. The Diversified International Account I fund was the surviving subaccount.

(5)	Effective June 7, 2019, the subaccount LargeCap Growth Account II merged with the subaccount LargeCap Growth Account I. The LargeCap Growth Account I fund was the surviving subaccount.
(6)

Effective June 14, 2019, the subaccount Government & High Quality Bond Account II merged with the subaccount Government & High Quality Bond Account I. The Government & High Quality Bond Account I fund was the surviving subaccount.

(7)	Effective June 7, 2019, the subaccount Income Account II merged with the subaccount PVC Core Plus Bond I. The PVC Core Plus Bond I fund was the surviving subaccount.
(8)	Effective June 14, 2019, the subaccount Short-Term Income Account II merged with the subaccount PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

Basis for Opinions

These financial statements are the responsibility of the Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Farmers Variable Life Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Farmers Variable Life Separate

6

Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PriceWaterhouseCoopers LLP

April 30, 2021

We have served as the auditor of one or more of the subaccounts of Farmers Variable Life Separate Account A since 2001.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

American Funds Insurance Series								BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund (1)	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	Sustainable U.S. Equity Portfolio
Assets
Investments, at fair value	$4,964,264	$4,959,170	$4,878,447	$7,576,289	$36,979,412	$12,447,235	$1,894,913	$3,877,343
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	4,964,264	4,959,170	4,878,447	7,576,289	36,979,412	12,447,235	1,894,913	3,877,343
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$4,964,264	$4,959,170	$4,878,447	$7,576,289	$36,979,412	$12,447,235	$1,894,913	$3,877,343

Accumulation units outstanding	271,738	338,275	250,535	300,283	1,098,649	542,055	117,623	90,902

Shares owned in each portfolio	172,730	407,826	265,421	168,587	292,837	187,346	83,846	67,845

Market value per share	$28.74	$12.16	$18.38	$44.94	$126.28	$66.44	$22.60	$57.15

Cost of investments	$4,222,471	$4,269,099	$4,088,457	$5,718,017	$26,720,123	$9,567,431	$1,755,770	$2,550,834

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$299,043
Accumulation units outstanding	—	—	—	—	—	—	—	8,852
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$33.78
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$4,964,264	$4,959,170	$4,878,447	$7,576,289	$36,979,412	$12,447,235	$1,894,913	$3,578,300
Accumulation units outstanding	271,738	338,275	250,535	300,283	1,098,649	542,055	117,623	82,050
Unit value of accumulation units	$18.27	$14.66	$19.47	$25.23	$33.66	$22.96	$16.11	$43.61

(1)	Name Changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares				DWS Variable Series II –Class A Shares
	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Equity 500 Index VIP	DWS Bond VIP (2)	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP
Assets
Investments, at fair value	$10,630,812	$294,856	$3,348,322	$—	$5,862,348	$19,427,918	$18,628,755	$45,453,527
Dividends receivable	—	—	—	—	—	—	—	—
Total assets	10,630,812	294,856	3,348,322	—	5,862,348	19,427,918	18,628,755	45,453,527

Liabilities	—	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—	—

Net assets	$10,630,812	$294,856	$3,348,322	$—	$5,862,348	$19,427,918	$18,628,755	$45,453,527

Accumulation units outstanding	362,386	8,255	102,810	—	152,536	1,998,200	624,235	1,070,799

Shares owned in each portfolio	194,099	7,869	110,872		403,743	2,516,570	1,366,747	2,831,995

Market value per share	$54.77	$37.47	$30.20	—	$14.52	$7.72	$13.63	$16.05

Cost of investments	$7,665,958	$250,285	$2,219,935	$—	$4,195,511	$17,863,281	$15,568,035	$37,645,812

Variable Universal Life contracts with expenses of 0.90%
Net assets	$6,562,670	$294,856	$—	$—	$5,862,348	$16,310,110	$13,185,843	$40,770,669
Accumulation units outstanding	231,448	8,255	—	—	152,536	1,740,421	393,145	908,264
Unit value of accumulation units	$28.35	$35.72	$—	$—	$38.43	$9.37	$33.54	$44.89
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%				—
Net assets	$—	$—	$3,348,321	$—	$—	$—	$—	$371,424
Accumulation units outstanding	—	—	102,810	—	—	—	—	20,688
Unit value of accumulation units	$—	$—	$32.57	$—	$—	$—	$—	$17.95
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$4,068,143	$—	$—	$—	$—	$3,117,808	$5,442,912	$4,311,434
Accumulation units outstanding	130,938	—	—	—	—	257,779	231,090	141,846
Unit value of accumulation units	$31.07	$—	$—	$—	$—	$12.09	$23.55	$30.40

(2)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on April 30, 2021.

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	DWS Variable Series II – Class A Shares			Fidelity Variable Insurance Products (“VIP”) Funds – Service Class			Fidelity VIP Freedom Funds –Service Class 2 Shares
	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio
Assets
Investments, at fair value	$17,669,192	$9,210,924	$650,817	$77,578,091	$73,851,137	$40,713,396	$140,120	$248,203
Dividends receivable	87	—	—	—	—	—	—	—

Total assets	17,669,279	9,210,924	650,817	77,578,091	73,851,137	40,713,396	140,120	248,203
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$17,669,279	$9,210,924	$650,817	$77,578,091	$73,851,137	$40,713,396	$140,120	$248,203

Accumulation units outstanding	1,614,143	350,815	45,852	1,449,175	1,613,039	954,933	7,224	11,312

Shares owned in each portfolio	17,669,189	1,490,441	34,489	762,813	158,363	1,002,053	10,273	17,321

Market value per share	$1.00	$6.18	$18.87	$101.70	$466.34	$40.63	$13.64	$14.33

Cost of investments	$17,669,189	$9,110,284	$542,617	$52,716,819	$35,689,394	$33,722,384	$129,097	$232,467

Variable Universal Life contracts with expenses of 0.90%
Net assets	$14,058,043	$6,011,709	$650,817	$43,218,778	$37,810,724	$14,404,649	$—	$—
Accumulation units outstanding	1,256,773	208,933	45,852	849,475	827,917	207,043	—	—
Unit value of accumulation units	$11.19	$28.77	$14.19	$50.88	$45.67	$69.57	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$1,655,431	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	36,085	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$45.88	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,611,236	$3,199,216	$—	$32,703,881	$36,040,413	$26,308,747	$140,120	$248,203
Accumulation units outstanding	357,370	141,882	—	563,615	785,122	747,890	7,224	11,312
Unit value of accumulation units	$10.11	$22.55	$—	$58.03	$45.90	$35.18	$19.40	$21.94

The accompanying notes are an integral part of these financial statements.
10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	Fidelity VIP Freedom Funds – Service Class 2 Shares					Fidelity VIP FundsManager Portfolios –Service Class 2 Shares
	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio
Assets
Investments, at fair value	$307,668	$1,601,110	$2,378,310	$11,198,853	$1,015,064	$1,120,117	$4,802,652	$9,821,050
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	307,668	1,601,110	2,378,310	11,198,853	1,015,064	1,120,117	4,802,652	9,821,050
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$307,668	$1,601,110	$2,378,310	$11,198,853	$1,015,064	$1,120,117	$4,802,652	$9,821,050

Accumulation units outstanding	13,159	65,060	89,108	401,981	57,839	67,144	206,726	358,717

Shares owned in each portfolio	21,470	104,579	134,748	628,796	79,989	92,267	332,363	634,845

Market value per share	$14.33	$15.31	$17.65	$17.81	$12.69	$12.14	$14.45	$15.47

Cost of investments	$278,431	$1,397,131	$1,936,844	$8,906,079	$932,551	$1,042,772	$4,130,613	$7,836,494

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$307,668	$1,601,110	$2,378,310	$11,198,853	$1,015,064	$1,120,117	$4,802,652	$9,821,050
Accumulation units outstanding	13,159	65,060	89,108	401,981	57,839	67,144	206,726	358,717
Unit value of accumulation units	$23.38	$24.61	$26.69	$27.86	$17.55	$16.68	$23.23	$27.38

The accompanying notes are an integral part of these financial statements.
11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares	Franklin Templeton Variable Insurance Products Trust –Class 2			Goldman Sachs Variable Insurance Trust –Institutional Class			Janus Henderson
	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small –Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)
Assets
Investments, at fair value	$11,926,124	$6,735,870	$19,734,814	$13,819,218	$12,709,910	$5,029,561	$31,954,543	$23,175,105
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	11,926,124	6,735,870	19,734,814	13,819,218	12,709,910	5,029,561	31,954,543	23,175,105
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$11,926,124	$6,735,870	$19,734,814	$13,819,218	$12,709,910	$5,029,561	$31,954,543	$23,175,105

Accumulation units outstanding	390,493	245,063	426,331	418,886	209,786	123,115	639,148	649,326

Shares owned in each portfolio	762,053	631,291	881,412	787,869	651,122	384,523	1,921,500	436,114

Market value per share	$15.65	$10.67	$22.39	$17.54	$19.52	$13.08	$16.63	$53.14

Cost of investments	$9,289,612	$5,571,111	$15,980,726	$12,145,586	$9,912,597	$4,764,127	$23,999,643	$15,757,470

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$6,735,870	$6,245,520	$4,877,824	$12,462,535	$4,228,969	$31,954,543	$4,989,713
Accumulation units outstanding	—	245,063	133,111	129,114	199,719	92,075	639,148	118,840
Unit value of accumulation units	$—	$27.49	$46.92	$37.78	$62.40	$45.93	$50.00	$41.99
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$1,101,200	$247,375	$800,592	$—	$—
Accumulation units outstanding	—	—	—	47,084	10,067	31,040	—	—
Unit value of accumulation units	$—	$—	$—	$23.39	$24.57	$25.79	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$11,926,124	$—	$13,489,294	$7,840,194	$—	$—	$—	$18,185,392
Accumulation units outstanding	390,493	—	293,220	242,688	—	—	—	530,486
Unit value of accumulation units	$30.54	$—	$46.00	$32.31	$—	$—	$—	$34.28

The accompanying notes are an integral part of these financial statements.
12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	Janus Henderson		PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I
Assets
Investments, at fair value	$5,216,752	$84,215,448	$7,027,568	$6,524,685	$909,724	$459,343	$137,676	$149,025
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	5,216,752	84,215,448	7,027,568	6,524,685	909,724	459,343	137,676	149,025
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$5,216,752	$84,215,448	$7,027,568	$6,524,685	$909,724	$459,343	$137,676	$149,025

Accumulation units outstanding	99,525	1,701,656	308,691	413,172	65,826	24,228	12,250	14,454

Shares owned in each portfolio	56,403	1,363,813	653,727	637,799	47,456	8,753	11,993	15,720

Market value per share	$92.49	$61.75	$10.75	$10.23	$19.17	$52.48	$11.48	$9.48

Cost of investments	$3,063,085	$53,897,304	$6,978,363	$6,528,501	$735,714	$350,080	$138,084	$154,979

Variable Universal Life contracts with expenses of 0.90%
Net assets	$4,617,803	$49,559,900	$5,066,189	$5,077,810	$—	$—	$—	$—
Accumulation units outstanding	82,817	1,060,485	205,866	304,529	—	—	—	—
Unit value of accumulation units	$55.76	$46.73	$24.61	$16.67	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$34,051	$—	$—
Accumulation units outstanding	—	—	—	—	—	1,814	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$18.78	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$598,949	$—	$—	$—	$909,724	$425,292	$137,676	$149,025
Accumulation units outstanding	16,708	—	—	—	65,826	22,414	12,250	14,454
Unit value of accumulation units	$35.85	$—	$—	$—	$13.82	$18.97	$11.24	$10.31
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$34,655,548	$1,961,379	$1,446,875	$—	$—	$—	$—
Accumulation units outstanding	—	641,171	102,825	108,643	—	—	—	—
Unit value of accumulation units	$—	$54.05	$19.08	$13.32	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.
13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Short-Term Income Account I	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio
Assets
Investments, at fair value	$5,397	$6,671,218	$12,042,733	$18,845,959	$3,228,559	$59,632,043	$10,503,144	$123,673,118
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	5,397	6,671,218	12,042,733	18,845,959	3,228,559	59,632,043	10,503,144	123,673,118
Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$5,397	$6,671,218	$12,042,733	$18,845,959	$3,228,559	$59,632,043	$10,503,144	$123,673,118

Accumulation units outstanding	520	162,433	279,432	94,631	170,616	2,134,145	443,181	3,723,807

Shares owned in each portfolio	2,133	161,962	355,558	255,054	161,995	3,342,603	783,817	5,070,649

Market value per share	$2.53	$41.19	$33.87	$73.89	$19.93	$17.84	$13.40	$24.39

Cost of investments	$5,507	$4,255,262	$7,664,730	$13,041,100	$2,471,360	$51,078,194	$9,344,191	$91,911,185

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$3,576,665	$9,582,967	$17,753,631	$2,991,206	$17,229,826	$2,690,779	$51,449,860
Accumulation units outstanding	—	68,312	186,055	64,043	158,533	472,246	90,931	1,199,084
Unit value of accumulation units	$—	$52.36	$51.51	$277.22	$18.87	$36.48	$29.59	$42.91
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$33	$—	$—	$—	$58,925	$59,496	$1,039
Accumulation units outstanding	—	1	—	—	—	1,620	2,039	24
Unit value of accumulation units	$—	$76.97	$—	$—	$—	$36.37	$29.18	$43.23
Life Accumulator contracts with expenses of 0.30%
Net assets	$5,397	$3,094,520	$2,459,766	$1,092,328	$237,352	$3,528,115	$582,537	$5,882,201
Accumulation units outstanding	520	94,120	93,377	30,588	12,083	176,546	33,560	257,059
Unit value of accumulation units	$10.37	$32.88	$26.34	$35.71	$19.64	$19.98	$17.36	$22.88
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$38,815,177	$7,170,332	$66,340,018
Accumulation units outstanding	—	—	—	—	—	1,483,733	316,651	2,267,640
Unit value of accumulation units	$—	$—	$—	$—	$—	$26.16	$22.64	$29.26

The accompanying notes are an integral part of these financial statements.
14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Assets and Liabilities

December 31, 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$2,915,717	$157,653,615
Dividends receivable	—	—

Total assets	2,915,717	157,653,615
Liabilities	—	—

Total liabilities	—	—
Net assets	$2,915,717	$157,653,615

Accumulation units outstanding	142,722	4,376,369

Shares owned in each portfolio	224,286	5,707,951

Market value per share	$13.00	$27.62

Cost of investments	$2,797,294	$113,823,809

Variable Universal Life contracts with expenses of 0.90%
Net assets	$853,344	$65,497,901
Accumulation units outstanding	33,585	1,377,453
Unit value of accumulation units	$25.41	$47.55
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$5,674
Accumulation units outstanding	—	117
Unit value of accumulation units	$—	$48.46
Life Accumulator contracts with expenses of 0.30%
Net assets	$626,771	$7,779,701
Accumulation units outstanding	40,042	312,522
Unit value of accumulation units	$15.65	$24.89
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,435,602	$84,370,338
Accumulation units outstanding	69,095	2,686,277
Unit value of accumulation units	$20.78	$31.41

The accompanying notes are an integral part of these financial statements.
15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	American Funds Insurance Series							BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	Asset Allocation Fund	Capital Income Builder Fund	Capital World Growth and Income Fund (1)	Global Growth Fund	Growth Fund	Growth- Income Fund	International Fund	Sustainable U.S. Equity Portfolio
Investment income
Dividend income	71,332	122,080	73,244	22,564	71,991	125,104	44,773	20,328

Total investment income	71,332	122,080	73,244	22,564	71,991	125,104	44,773	20,328
Expenses
	12,859	12,888	12,527	19,852	94,008	31,311	4,829	11,765

Total expenses	12,859	12,888	12,527	19,852	94,008	31,311	4,829	11,765
Net investment income (loss)	$58,473	$109,192	$60,717	$2,712	$(22,017)	$93,793	$39,944	$8,563

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$34,924	$26,036	$14,041	$94,453	$438,779	$54,985	$8,648	$94,331

Capital gain distributions	$140,228	$—	$90,128	$314,978	$3,919,812	$100,397	$—	$75,719

Net realized gain (loss) from investment transactions	$175,152	$26,036	$104,169	$409,431	$4,358,591	$155,382	$8,648	$170,050
Net unrealized appreciation (depreciation)of investments
Beginning of period	403,353	253,831	407,620	1,335,030	8,561,709	964,341	228,972	708,738
End of period	$741,793	$690,071	$789,990	$1,858,272	$10,259,289	$2,879,804	$139,143	$1,326,509
Change in net unrealized appreciation (depreciation) of investments	$338,440	$436,240	$382,370	$523,242	$1,697,580	$1,915,463	$(89,829)	$617,771
Net increase (decrease) in net assets from operations	$572,065	$571,468	$547,256	$935,385	$6,034,154	$2,164,638	$(41,237)	$796,384

(1)	Name Changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.

The accompanying notes are an integral part of these financial statements.
16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	BNY Mellon Variable Investment Fund – Service Class Shares	Calvert Variable Series, Inc.	DWS Investments VIT Funds – Class B Shares	DWS Variable Series I – Class A Shares				DWS Variable Series II – Class A Shares , continued
	Opportunistic Small Cap Portfolio	VP SRI Mid Cap Portfolio	DWS Equity 500 Index VIP	DWS Bond VIP (2)	DWS Core Equity VIP	DWS CROCI International VIP	DWS Global Small Cap VIP	DWS CROCI U.S. VIP
Investment income
Dividend income	—	542	32,389	207,189	42,152	445,878	62,935	795,023

Total investment income	—	542	32,389	207,189	42,152	445,878	62,935	795,023
Expenses
	70,309	2,415	9,278	66,109	49,411	149,460	129,293	345,817

Total expenses	70,309	2,415	9,278	66,109	49,411	149,460	129,293	345,817
Net investment income (loss)	$(70,309)	$(1,873)	$23,111	$141,080	$(7,259)	$296,418	$(66,358)	$449,206

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	$309,514	$1,054	$111,219	$353,848	$261,654	$15,926	$45,984	$276,179

Capital gain distributions	$—	$11,676	$128,620	$—	$244,471	$—	$—	$—

Net realized gain (loss) from investment transactions	$309,514	$12,730	$239,839	$353,848	$506,125	$15,926	$45,984	$276,179
Net unrealized appreciation (depreciation) of investments
Beginning of the period	1,755,736	20,845	643,291	580,345	976,162	411,826	751,728	(817,498)
End of period	$2,964,854	$44,571	$1,128,387	$—	$1,666,837	$1,564,637	$3,060,720	$7,807,715
Change in net unrealized appreciation (depreciation) of investment	$1,209,118	$23,726	$485,096	$(580,345)	$690,675	$1,152,811	$2,308,992	$8,625,213
Net increase (decrease) in net assets from operations	$1,448,323	$34,583	$748,046	$(85,417)	$1,189,541	$1,465,155	$2,288,618	$9,350,598

(2)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on April 30, 2021.

The accompanying notes are an integral part of these financial statements.
17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	DWS Variable Series II – Class A Shares , continued			Fidelity Variable Insurance Products (“VIP”) Funds –Service Class			Fidelity VIP Freedom Funds –Service Class 2 Shares

	DWS Government Money Market VIP	DWS High Income VIP	DWS Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio
Investment income
Dividend income	935	401,320	254	—	776,772	196,554	1,051	1,991

Total investment income	935	401,320	254	—	776,772	196,554	1,051	1,991
Expenses
	68,467	61,179	5,891	454,935	401,746	192,701	453	590

Total expenses	68,467	61,179	5,891	454,935	401,746	192,701	453	590
Net investment income (loss)	$(67,532)	$340,141	$(5,637)	$(454,935)	$375,026	$3,853	$598	$1,401

Realized gains (losses) on investments

Net realized gain ( loss) on sale of investments	$—	$(19,294)	$22,635	$2,404,592	$2,054,868	$649,852	$8,038	$4,347

Capital gain distributions	$—	$—	$32,927	$14,646,319	$470,457	$6,155,943	$4,180	$7,190

Net realized gain (loss) from investment transactions	$—	$(19,294)	$55,562	$17,050,911	$2,525,325	$6,805,795	$12,218	$11,537
Net unrealized appreciation (depreciation) of investments
Beginning of period		135,177	78,509	27,289,719	25,185,673	5,722,575	18,288	18,481
End of period	$—	$100,640	$108,200	$24,861,272	$38,161,743	$6,991,012	$11,023	$15,736
Change in net unrealized appreciation (depreciation) of investments	$—	$(34,537)	$29,691	$(2,428,447)	$12,976,070	$1,268,437	$(7,265)	$(2,745)
Net increase (decrease) in net assets from operations	$(67,532)	$286,310	$79,616	$14,167,529	$15,876,421	$8,078,085	$5,551	$10,193

The accompanying notes are an integral part of these financial statements.
18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	Fidelity VIP Freedom Funds – Service Class 2 Shares					Fidelity VIP FundsManager Portfolios –Service Class 2 Shares

	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio
Investment income
Dividend income	2,579	13,368	20,300	93,292	7,995	9,788	45,505	83,136

Total investment income	2,579	13,368	20,300	93,292	7,995	9,788	45,505	83,136
Expenses
	900	4,576	7,043	31,702	2,867	3,188	13,813	27,521

Total expenses	900	4,576	7,043	31,702	2,867	3,188	13,813	27,521
Net investment income (loss)	$1,679	$8,792	$13,257	$61,590	$5,128	$6,600	$31,692	$55,615

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$5,361	$24,745	$62,735	$257,031	$9,217	$13,958	$55,247	$202,144

Capital gain distributions	$12,410	$79,827	$82,606	$436,338	$20,034	$2,430	$73,997	$121,020

Net realized gain (loss) from investment transactions	$17,771	$104,572	$145,341	$693,369	$29,251	$16,388	$129,244	$323,164
Net unrealized appreciation (depreciation) of investments
Beginning of period	28,224	187,568	375,172	1,890,723	91,575	66,804	419,619	1,171,808
End of period	$29,237	$203,979	$441,466	$2,292,774	$82,513	$77,345	$672,039	$1,984,556
Change in net unrealized appreciation (depreciation) of investments	$1,013	$16,411	$66,294	$402,051	$(9,062)	$10,541	$252,420	$812,748
Net increase (decrease) in net assets from operations	$20,463	$129,775	$224,892	$1,157,010	$25,317	$33,529	$413,356	$1,191,527

The accompanying notes are an integral part of these financial statements.
19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	Fidelity VIP FundsManager Portfolios –Service Class 2 Shares	Franklin Templeton Variable Insurance Products Trust – Class 2			Goldman Sachs Variable Insurance Trust – Institutional Class		Goldman Sachs Variable Insurance Trust – Institutional Class , continued	Janus Henderson

	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small –Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)
Investment income
Dividend income	92,424	63,167	—	127,823	55,569	22,770	—	187,127

Total investment income	92,424	63,167	—	127,823	55,569	22,770	—	187,127
Expenses
	33,018	64,441	94,538	66,732	102,889	39,688	267,786	91,645

Total expenses	33,018	64,441	94,538	66,732	102,889	39,688	267,786	91,645
Net investment income (loss)	$59,406	$(1,274)	$(94,538)	$61,091	$(47,320)	$(16,918)	$(267,786)	$95,482

Realized gains (losses) on investments

Net realized gain (loss) on sale of Investments	$158,156	$96,042	$192,459	$(8,056)	$307,772	$235,298	$781,878	$584,572

Capital gain distributions	$271,062	$144,767	$2,253,031	$338,463	$1,635,355	$1,074,151	$3,760,788	$113,968

Net realized gain (loss) from investment transactions	$429,218	$240,809	$2,445,490	$330,407	$1,943,127	$1,309,449	$4,542,666	$698,540
Net unrealized appreciation (depreciation) of investments
Beginning of period	1,400,623	1,867,670	4,404,746	(644,424)	1,702,123	573,334	6,555,913	4,972,107
End of period	$2,636,512	$1,164,759	$3,754,088	$1,673,632	$2,797,313	$265,434	$7,954,900	$7,417,635
Change in net unrealized appreciation (depreciation) of investments	$1,235,889	$(702,911)	$(650,658)	$2,318,056	$1,095,190	$(307,900)	$1,398,987	$2,445,528
Net increase (decrease) in net assets from operations	$1,724,513	$(463,376)	$1,700,294	$2,709,554	$2,990,997	$984,631	$5,673,867	$3,239,550

The accompanying notes are an integral part of these financial statements.
20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	Janus Henderson		PIMCO Variable Insurance Trust –Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) –Class 1 Equity Funds		Principal Variable Contracts Funds, Inc. (“PVC”) –Class 1 Fixed Income Funds

	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Diversified International Account I	LargeCap Growth Account I	Core Plus Bond Account I	Government & High Quality Bond Account I
Investment income
Dividend income	12,095	389,706	110,834	34,053	11,356	—	3,574	3,413

Total investment income	12,095	389,706	110,834	34,053	11,356	—	3,574	3,413
Expenses
	41,632	516,820	50,810	49,295	2,656	1,383	405	447

Total expenses	41,632	516,820	50,810	49,295	2,656	1,383	405	447
Net investment income (loss)	$(29,537)	$(127,114)	$60,024	$(15,242)	$8,700	$(1,383)	$3,169	$2,966

Realized gains (losses) on investments

Net realized gain (loss) on sale of Investments	$305,037	$2,107,563	$14,636	$(2,418)	$25,189	$18,382	$54	$(43)

Capital gain distributions	$456,233	$8,801,819	$61,732	$—	$4,166	$50,354	$3,414	$—

Net realized gain (loss) from investment transactions	$761,270	$10,909,382	$76,368	$(2,418)	$29,355	$68,736	$3,468	$(43)
Net unrealized appreciation (depreciation) of investments
Beginning of period	2,158,480	25,641,670	372,429	88,392	133,786	94,473	7,220	(594)
End of period	$2,153,667	$30,318,144	$49,205	$(3,816)	$174,010	$109,263	$(408)	$(5,954)
Change in net unrealized appreciation (depreciation) of investments	$(4,813)	$4,676,474	$(323,224)	$(92,208)	$40,224	$14,790	$(7,628)	$(5,360)
Net increase (decrease) in net assets from operations	$726,920	$15,458,742	$(186,832)	$(109,868)	$78,279	$82,143	$(991)	$(2,437)

The accompanying notes are an integral part of these financial statements.
21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

						Principal Variable Contracts Funds, Inc.	Principal Variable Contracts Funds,

	Principal Variable Contracts Funds, Inc. (“PVC”) –Class 1 Fixed Income Funds	Principal Variable Contracts Funds, Inc. (“PVC”) –Class 2 Shares –Equity Funds

	Short-Term Income Account I	Capital Appreciation Account II	Equity Income Account II	MidCap Account II	SmallCap Account II	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio
Investment income
Dividend income	72	44,097	210,718	—	4,849	777,788	167,909	1,199,428

Total investment income	72	44,097	210,718	—	4,849	777,788	167,909	1,199,428
Expenses
	13	37,064	87,203	149,519	27,696	266,109	45,121	637,052

Total expenses	13	37,064	87,203	149,519	27,696	266,109	45,121	637,052
Net investment income (loss)	$59	$7,033	$123,515	$(149,519)	$(22,847)	$511,679	$122,788	$562,376

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$—	$122,254	$396,062	$515,845	$86,113	$181,417	$35,892	$1,128,375

Capital gain distributions	$21	$235,382	$6,590	$1,157,654	$99,411	$1,203,460	$132,753	$2,345,406

Net realized gain (loss) from investment transactions	$21	$357,636	$402,652	$1,673,499	$185,524	$1,384,877	$168,645	$3,473,781
Net unrealized appreciation (depreciation) of investments
Beginning of period	18	1,366,681	2,754,104	3,588,186	374,947	3,813,973	616,617	18,236,113
End of period	$(110)	$2,415,956	$4,378,003	$5,804,859	$757,199	$8,553,849	$1,158,953	$31,761,933
Change in net unrealized appreciation (depreciation) of investment	$(128)	$1,049,275	$1,623,899	$2,216,673	$382,252	$4,739,876	$542,336	$13,525,820
Net increase (decrease) in net assets from operations	$(48)	$1,413,944	$2,150,066	$3,740,653	$544,929	$6,636,432	$833,769	$17,561,977

The accompanying notes are an integral part of these financial statements.
22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Operations

Year Ended December 31, 2021

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio

Investment income
Dividend income	62,330	1,179,665

Total investment income	62,330	1,179,665
Expenses
	13,340	811,921

Total expenses	13,340	811,921
Net investment income (loss)	$48,990	$367,744

Realized gains (losses) on investments

Net realized gain (loss) on sale of investments	$(110)	$1,836,598

Capital gain distributions	$43,996	$3,279,734

Net realized gain (loss) from investment transactions	$43,886	$5,116,332
Net unrealized appreciation (depreciation) of investments
Beginning of period	46,736	24,512,795
End of period	$118,423	$43,829,806
Change in net unrealized appreciation (depreciation) of investments	$71,687	$19,317,011
Net increase (decrease from operations from operations	$164,563	$24,801,087

The accompanying notes are an integral part of these financial statements.
23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	American Funds Insurance Series
					Capital World Growth and Income Fund (1)
	Asset Allocation Fund		Capital Income Builder Fund				Global Growth Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$58,473	$41,826	$109,192	$74,353	$60,717	$28,850	$2,712	$2,898
Net realized gain (loss) from investment transactions	175,152	16,595	26,036	3,266	104,169	64,903	409,431	131,433
Change in net unrealized appreciation (depreciation) of investments	338,440	315,169	436,240	109,193	382,370	266,610	523,242	1,061,488

Net increase (decrease) in net assets from operations	572,065	373,590	571,468	186,812	547,256	360,363	935,385	1,195,819

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,888,126	1,698,390	1,905,669	1,761,803	1,768,605	1,583,024	2,429,601	2,116,060
Transfers for contract benefits and terminations	(225,353)	(82,171)	(209,344)	(109,766)	(121,278)	(74,308)	(170,492)	(158,921)
Contract maintenance charges	(921,258)	(846,727)	(929,252)	(861,151)	(817,068)	(743,758)	(1,105,894)	(977,697)
Transfers between subaccounts (including fixed account), net	188,727	109,810	58,614	145,161	87,231	100,048	128,240	203,014

Net increase (decrease) in net assets from contract transactions	930,242	879,302	825,687	936,047	917,490	865,006	1,281,455	1,182,456

Total increase (decrease) in net assets	1,502,307	1,252,892	1,397,155	1,122,859	1,464,746	1,225,369	2,216,840	2,378,275
Net assets
Beginning of period	3,461,957	2,209,065	3,562,015	2,439,156	3,413,701	2,188,332	5,359,449	2,981,174

End of period	$4,964,264	$3,461,957	$4,959,170	$3,562,015	$4,878,447	$3,413,701	$7,576,289	$5,359,449

Analysis of increase (decrease) in units outstanding
Units issued	65,131	70,681	74,990	90,374	54,129	65,309	64,289	78,171
Units redeemed	(10,861)	(8,796)	(15,163)	(10,542)	(4,208)	(4,107)	(10,566)	(10,005)

Increase (decrease) in units outstanding	54,270	61,885	59,827	79,832	49,921	61,202	53,723	68,166
Beginning units	217,468	155,583	278,448	198,616	200,614	139,412	246,560	178,394

Ending units	271,738	217,468	338,275	278,448	250,535	200,614	300,283	246,560

(1)	Name Changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.

The accompanying notes are an integral part of these financial statements.
24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

							BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
	American Funds Insurance Series , continued
	Growth Fund		Growth-Income Fund		International Fund		Sustainable U.S. Equity Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(22,017)	$3,737	$93,793	$77,141	$39,944	$4,402	$8,563	$12,410
Net realized gain (loss) from investment transactions	4,358,591	500,416	155,382	182,697	8,648	2,551	170,050	26,658
Change in net unrealized appreciation (depreciation) of investments	1,697,580	7,741,692	1,915,463	785,757	(89,829)	199,274	617,771	506,897

Net increase (decrease) in net assets from operations	6,034,154	8,245,845	2,164,638	1,045,595	(41,237)	206,227	796,384	545,965

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	10,408,054	8,785,876	4,207,592	3,835,032	691,801	623,487	492,215	456,231
Transfers for contract benefits and terminations	(980,960)	(613,464)	(302,379)	(337,713)	(66,315)	(62,077)	(84,477)	(101,929)
Contract maintenance charges	(4,910,209)	(4,264,709)	(1,992,420)	(1,814,324)	(308,843)	(283,171)	(188,381)	(201,059)
Transfers between subaccounts (including fixed account), net	676,135	629,128	78,573	258,602	230,447	59,428	(75,014)	23,727

Net increase (decrease) in net assets from contract transactions	5,193,020	4,536,831	1,991,366	1,941,597	547,090	337,667	144,343	176,970

Total increase (decrease) in net assets	11,227,174	12,782,676	4,156,004	2,987,192	505,853	543,894	940,727	722,935
Net assets
Beginning of period	25,752,238	12,969,562	8,291,231	5,304,039	1,389,060	845,166	2,936,616	2,213,681

End of period	$36,979,412	$25,752,238	$12,447,235	$8,291,231	$1,894,913	$1,389,060	$3,877,343	$2,936,616

Analysis of increase (decrease) in units outstanding
Units issued	204,054	234,370	107,378	136,127	37,189	30,490	11,102	9,742
Units redeemed	(35,942)	(14,410)	(12,052)	(12,916)	(4,245)	(4,357)	(6,918)	(3,867)

Increase (decrease) in units outstanding	168,112	219,960	95,326	123,211	32,944	26,133	4,184	5,875
Beginning units	930,537	710,577	446,729	323,518	84,679	58,546	86,718	80,843

Ending units	1,098,649	930,537	542,055	446,729	117,623	84,679	90,902	86,718

The accompanying notes are an integral part of these financial statements.
25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

							DWS Investments VIT Funds – Class B Shares
	BNY Mellon Variable Investment Fund –Service Class Shares				Calvert Variable Series, Inc.
	Opportunistic Small Cap Portfolio		Quality Bond Portfolio (3)		VP SRI Mid Cap Portfolio		DWS Equity 500 Index VIP
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(70,309)	$(20,500)	$—	$4,229	$(1,873)	$(897)	$23,111	$26,723
Net realized gain (loss) from investment transactions	309,514	104,207	—	86,428	12,730	15,844	239,839	175,504
Change in net unrealized appreciation (depreciation) of investments	1,209,118	1,514,472	—	(82,782)	23,726	9,715	485,096	237,729

Net increase (decrease) in net assets from operations	1,448,323	1,598,179	—	7,875	34,583	24,662	748,046	439,956

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,041,554	1,059,596	—	29,558	12,148	12,787	82,240	139,001
Transfers for contract benefits and terminations	(462,797)	(349,744)	—	(41,982)	(464)	(1,823)	(126,170)	(25,506)
Contract maintenance charges	(459,708)	(440,319)	—	(14,100)	(7,671)	(7,719)	(29,145)	(33,850)
Transfers between subaccounts (including fixed account), net	(405,385)	(139,848)	—	(1,388,610)	13,309	7,272	(277,820)	(174,490)

Net increase (decrease) in net assets from contract transactions	(286,336)	129,685	—	(1,415,134)	17,322	10,517	(350,895)	(94,845)

Total increase (decrease) in net assets	1,161,987	1,727,864	—	(1,407,259)	51,905	35,179	397,151	345,111
Net assets
Beginning of period	9,468,825	7,740,961	—	1,407,259	242,951	207,772	2,951,171	2,606,060

End of period	$10,630,812	$9,468,825	$—	$—	$294,856	$242,951	$3,348,322	$2,951,171

Analysis of increase (decrease) in units outstanding
Units issued	19,938	34,367	—	978	587	571	2,378	5,038
Units redeemed	(30,444)	(24,387)	—	(85,145)	(86)	(193)	(15,128)	(9,155)

Increase (decrease) in units outstanding	(10,506)	9,980	—	(84,167)	501	378	(12,750)	(4,117)
Beginning units	372, 892	362,912	—	84,167	7,754	7,376	115,560	119,677

Ending units	362,386	372,892	—	—	8,255	7,754	102,810	115,560

(3)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio subaccount liquidated on April 30, 2020.

The accompanying notes are an integral part of these financial statements.
26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

DWS Variable Series I – Class A Shares
	DWS Bond VIP (2)		DWS Core Equity VIP		DWS CROCI International VIP		DWS Global Small Cap VIP
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$141,080	$173,189	$(7,259)	$20,381	$296,418	$383,306	$(66,358)	$7,781
Net realized gain (loss) from investment transactions	353,848	(4,701)	506,125	342,550	15,926	(59,939)	45,984	(150,411)
Change in net unrealized appreciation (depreciation) of investments	(580,345)	547,411	690,675	311,178	1,152,811	132,753	2,308,992	2,585,986

Net increase (decrease) in net assets from operations	(85,417)	715,899	1,189,541	674,109	1,465,155	456,120	2,288,618	2,443,356

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	864,198	1,133,445	227,018	230,733	1,762,022	1,818,338	1,615,833	1,685,259
Transfers for contract benefits and terminations	(444,232)	(361,060)	(418,143)	(230,685)	(789,935)	(578,123)	(640,301)	(619,672)
Contract maintenance charges	(368,111)	(530,876)	(227,483)	(137,709)	(678,974)	(692,011)	(681,427)	(684,500)
Transfers between subaccounts (including fixed account), net	(9,870,671)	79,209	(31,204)	(119,783)	306,958	291,074	(253,763)	(278,633)

Net increase (decrease) in net assets from contract transactions	(9,818,816)	320,718	(449,812)	(257,444)	600,071	839,278	40,342	102,454

Total increase (decrease) in net assets	(9,904,233)	1,036,617	739,729	416,665	2,065,226	1,295,398	2,328,960	2,545,810
Net assets
Beginning of period	9,904,233	8,867,616	5,122,619	4,705,954	17,362,692	16,067,294	16,299,795	13,753,985

End of period	$—	$9,904,233	$5,862,348	$5,122,619	$19,427,918	$17,362,692	$18,628,755	$16,299,795

Analysis of increase (decrease) in units outstanding
Units issued	39,982	48,045	2,301	4,792	123,098	153,279	30,843	45,311
Units redeemed	(568,925)	(29,761)	(15,286)	(14,283)	(63,545)	(43,299)	(27,185)	(32,065)

Increase (decrease) in units outstanding	(528,943)	18,284	(12,985)	(9,491)	59,553	109,980	3,658	13,246
Beginning units	528,943	510,659	165,521	175,012	1,938,647	1,828,667	620,577	607,331

Ending units	—	528,943	152,536	165,521	1,998,200	1,938,647	624,235	620,577

(2)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liquidated on April 30, 2021.

The accompanying notes are an integral part of these financial statements.
27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

DWS Variable Series II – Class A Shares
			DWS Government & Agency Securities VIP (4)
	DWS CROCI U.S. VIP				DWS Government Money Market VIP		DWS High Income VIP
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$449,206	$483,004	$—	$(3,100)	$(67,532)	$(35,213)	$340,141	$360,397
Net realized gain (loss) from investment transactions	276,179	1,750,598	—	(52,478)	—	—	(19,294)	(23,723)
Change in net unrealized appreciation (depreciation) of investments	8,625,213	(6,858,871)	—	67,894	—	—	(34,537)	99,972

Net increase (decrease) in net assets from operations	9,350,598	(4,625,269)	—	12,316	(67,532)	(35,213)	286,310	436,646

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	3,322,864	3,407,626	—	56,871	1,062,447	763,421	957,558	1,012,133
Transfers for contract benefits and terminations	(1,543,556)	(1,327,457)	—	(15,916)	(412,773)	(258,795)	(395,643)	(335,173)
Contract maintenance charges	(1,429,805)	(1,425,638)	—	(27,260)	(423,708)	(319,084)	(384,038)	(441,727)
Transfers between subaccounts (including fixed account), net	(815,984)	2,003,472	—	(2,867,044)	10,606,989	4,656,346	267,396	33,852

Net increase (decrease) in net assets from contract transactions	(466,481)	2,658,003	—	(2,853,349)	10,832,955	4,841,888	445,273	269,085

Total increase (decrease) in net assets	8,884,117	(1,967,266)	—	(2,841,033)	10,765,423	4,806,675	731,583	705,731
Net assets
Beginning of period	36,569,410	38,536,676	—	2,841,033	6,903,856	2,097,181	8,479,341	7,773,610

End of period	$45,453,527	$36,569,410	$—	$—	$17,669,279	$6,903,856	$9,210,924	$8,479,341

Analysis of increase (decrease) in units outstanding
Units issued	37,062	110,695	—	2,895	1,012,873	489,294	32,387	30,066
Units redeemed	(44,953)	(20,357)	—	(169,696)	(32,115)	(47,151)	(14,471)	(18,030)

Increase (decrease) in units outstanding	(7,891)	90,338	—	(166,801)	980,758	442,143	17,916	12,036
Beginning units	1,078,690	988,352	—	166,801	633,385	191,242	332,899	320,863

Ending units	1,070,799	1,078,690	—	—	1,614,143	633,385	350,815	332,899

(4)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liquidated on February 27, 2020.

The accompanying notes are an integral part of these financial statements.
28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	DWS Variable Series II – Class A Shares , Continued
			Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
	DWS Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(5,637)	$(4,456)	$(454,935)	$(305,719)	$375,026	$511,196	$3,853	$10,131
Net realized gain (loss) from investment transactions	55,562	35,190	17,050,911	6,789,304	2,525,325	1,137,342	6,805,795	(26,167)
Change in net unrealized appreciation (depreciation) of investments	29,691	112,931	(2,428,447)	12,493,679	12,976,070	6,826,343	1,268,437	5,140,841

Net increase (decrease) in net assets from operations	79,616	143,665	14,167,529	18,977,264	15,876,421	8,474,881	8,078,085	5,124,805

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	32,818	36,293	7,365,899	6,866,135	8,254,666	8,051,181	4,715,202	4,983,944
Transfers for contract benefits and terminations	(36,083)	(20,473)	(2,579,968)	(2,525,962)	(2,940,867)	(1,797,921)	(1,700,329)	(1,143,831)
Contract maintenance charges	(30,640)	(19,672)	(3,342,522)	(3,314,843)	(3,570,811)	(3,606,568)	(1,782,317)	(1,905,684)
Transfers between subaccounts (including fixed account), net	(26,730)	(64,528)	(1,064,224)	(1,675,302)	(673,492)	(78,435)	(1,120,924)	(845,478)

Net increase (decrease) in net assets from contract transactions	(60,635)	(68,380)	379,185	(649,972)	1,069,496	2,568,257	111,632	1,088,951

Total increase (decrease) in net assets	18,981	75,285	14,546,714	18,327,292	16,945,917	11,043,138	8,189,717	6,213,756
Net assets
Beginning of period	631,836	556,551	63,031,377	44,704,085	56,905,220	45,862,082	32,523,679	26,309,923

End of period	$650,817	$631,836	$77,578,091	$63,031,377	$73,851,137	$56,905,220	$40,713,396	$32,523,679

Analysis of increase (decrease) in units outstanding
Units issued	1,074	2,250	82,430	95,904	97,004	135,478	66,771	124,082
Units redeemed	(5,446)	(9,101)	(78,405)	(120,856)	(70,771)	(49,528)	(54,758)	(58,622)

Increase (decrease) in units outstanding	(4,372)	(6,851)	4,025	(24,952)	26,233	85,950	12,013	65,460
Beginning units	50,224	57,075	1,445,150	1,470,102	1,586,806	1,500,856	942,920	877,460

Ending units	45,852	50,224	1,449,175	1,445,150	1,613,039	1,586,806	954,933	942,920

The accompanying notes are an integral part of these financial statements.
29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$598	$1,208	$1,401	$1,383	$1,679	$2,027	$8,792	$9,804
Net realized gain (loss) from investment transactions	12,218	5,484	11,537	6,817	17,771	11,908	104,572	95,079
Change in net unrealized appreciation (depreciation) of investments	(7,265)	9,188	(2,745)	11,117	1,013	19,026	16,411	78,615

Net increase (decrease) in net assets from operations	5,551	15,880	10,193	19,317	20,463	32,961	129,775	183,498

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	22,562	29,106	44,242	44,241	50,944	56,526	231,025	234,066
Transfers for contract benefits and terminations	(47,944)	(6,395)	(5,125)	(3,280)	(22,078)	(5,205)	(92,327)	(85,763)
Contract maintenance charges	(12,043)	(16,584)	(16,941)	(18,050)	(20,829)	(27,072)	(92,540)	(98,813)
Transfers between subaccounts (including fixed account),), net	2,869	1,776	27,554	(147)	(8,507)	1,534	(8,692)	(14,189)

Net increase (decrease) in net assets from contract transactions	(34,556)	7,903	49,730	22,764	(470)	25,783	37,466	35,301

Total increase (decrease) in net assets	(29,005)	23,783	59,923	42,081	19,993	58,744	167,241	218,799
Net assets
Beginning of period	169,125	145,342	188,280	146,199	287,675	228,931	1,433,869	1,215,070

End of period	$140,120	$169,125	$248,203	$188,280	$307,668	$287,675	$1,601,110	$1,433,869

Analysis of increase (decrease) in units outstanding
Units issued	849	1,109	3,501	1,527	1,386	1,740	6,004	6,935
Units redeemed	(2,650)	(661)	(1,223)	(341)	(1,401)	(438)	(4,415)	(4,983)

Increase (decrease) in units outstanding	(1,801)	448	2,278	1,186	(15)	1,302	1,589	1,952
Beginning units	9,025	8,577	9,034	7,848	13,174	11,872	63,471	61,519

Ending units	7,224	9,025	11,312	9,034	13,159	13,174	65,060	63,471

The accompanying notes are an integral part of these financial statements.
30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$13,257	$13,529	$61,590	$61,397	$5,128	$6,994	$6,600	$7,264
Net realized gain (loss) from investment transactions	145,341	104,156	693,369	624,503	29,251	17,707	16,388	3,528
Change in net unrealized appreciation (depreciation) of investments	66,294	172,148	402,051	696,877	(9,062)	53,322	10,541	62,134

Net increase (decrease) in net assets from operations	224,892	289,833	1,157,010	1,382,777	25,317	78,023	33,529	72,926

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	391,614	406,874	1,588,027	1,603,025	227,657	223,927	326,946	337,224
Transfers for contract benefits and terminations	(230,819)	(160,457)	(481,664)	(776,458)	(66,484)	(28,015)	(60,980)	(39,012)
Contract maintenance charges	(159,307)	(170,961)	(594,419)	(621,905)	(99,272)	(110,518)	(136,377)	(156,771)
Transfers between subaccounts (including fixed account),), net	(23,048)	(37,704)	(351,012)	(75,259)	13,864	(20,063)	(133,225)	(127,607)

Net increase (decrease) in net assets from contract transactions	(21,560)	37,752	160,932	129,403	75,765	65,331	(3,636)	13,834

Total increase (decrease) in net assets	203,332	327,585	1,317,942	1,512,180	101,082	143,354	29,893	86,760
Net assets
Beginning of period	2,174,978	1,847,393	9,880,911	8,368,731	913,982	770,628	1,090,224	1,003,464

End of period	$2,378,310	$2,174,978	$11,198,853	$9,880,911	$1,015,064	$913,982	$1,120,117	$1,090,224

Analysis of increase (decrease) in units outstanding
Units issued	9,163	11,088	31,748	40,962	8,386	8,691	11,809	11,593
Units redeemed	(9,872)	(9,255)	(26,062)	(35,000)	(4,042)	(4,793)	(12,114)	(11,035)

Increase (decrease) in units outstanding	(709)	1,833	5,686	5,962	4,344	3,898	(305)	558
Beginning units	89,817	87,984	396,295	390,333	53,495	49,597	67,449	66,891

Ending units	89,108	89,817	401,981	396,295	57,839	53,495	67,144	67,449

The accompanying notes are an integral part of these financial statements.
31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

							Franklin Templeton Variable Insurance
		Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued					Products Trust – Class 2
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Port folio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$31,692	$26,831	$55,615	$35,713	$59,406	$33,284	$(1,274)	$186,766
Net realized gain (loss) from investment transactions	129,244	73,765	323,164	245,391	429,218	338,763	240,809	187,879
Change in net unrealized appreciation (depreciation) of investments	252,420	399,101	812,748	838,034	1,235,889	1,064,029	(702,911)	606,375

Net increase (decrease) in net assets from operations	413,356	499,697	1,191,527	1,119,138	1,724,513	1,436,076	(463,376)	981,020

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,029,005	965,750	1,423,802	1,388,016	1,601,997	1,646,305	567,289	587,826
Transfers for contract benefits and terminations	(397,284)	(88,766)	(435,143)	(339,177)	(448,591)	(406,170)	(310,027)	(259,766)
Contract maintenance charges	(390,801)	(412,858)	(540,434)	(564,758)	(625,068)	(675,273)	(259,434)	(266,378)
Transfers between subaccounts (including fixed account), net	(94,998)	(28,893)	(112,225)	(135,943)	(177,917)	(123,996)	215,265	(199,305)

Net increase (decrease) in net assets from contract transactions	145,922	435,233	336,000	348,138	350,421	440,866	213,093	(137,623)

Total increase (decrease) in net assets	559,278	934,930	1,527,527	1,467,276	2,074,934	1,876,942	(250,283)	843,397
Net assets
Beginning of period	4,243,374	3,308,444	8,293,523	6,826,247	9,851,190	7,974,248	6,986,153	6,142,756

End of period	$4,802,652	$4,243,374	$9,821,050	$8,293,523	$11,926,124	$9,851,190	$6,735,870	$6,986,153

Analysis of increase (decrease) in units outstanding
Units issued	25,552	28,387	34,417	35,041	27,250	39,521	18,629	10,335
Units redeemed	(18,916)	(5,437)	(21,320)	(18,257)	(15,081)	(19,249)	(11,008)	(15,361)

Increase (decrease) in units outstanding	6,636	22,950	13,097	16,784	12,169	20,272	7,621	(5,026)
Beginning units	200,090	177,140	345,620	328,836	378,324	358,052	237,442	242,468

Ending units	206,726	200,090	358,717	345,620	390,493	378,324	245,063	237,442

The accompanying notes are an integral part of these financial statements.
32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Franklin Templeton Variable Insurance Products Trust –Class 2, continued				Goldman Sachs Variable Insurance Trust – Institutional Class
	Small – Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(94,538)	$(66,990)	$61,091	$85,625	$(47,320)	$(18,940)	$(16,918)	$(20,481)
Net realized gain (loss) from investment transactions	2,445,490	1,581,115	330,407	301,374	1,943,127	205,057	1,309,449	77,488
Change in net unrealized appreciation (depreciation) of investments	(650,658)	4,576,180	2,318,056	343,701	1,095,190	586,553	(307,900)	310,067

Net increase (decrease) in net assets from operations	1,700,294	6,090,305	2,709,554	730,700	2,990,997	772,670	984,631	367,074

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	2,380,414	2,232,934	1,595,438	1,553,856	575,036	598,544	295,739	314,610
Transfers for contract benefits and terminations	(812,606)	(580,070)	(489,928)	(381,327)	(472,089)	(293,437)	(345,250)	(135,228)
Contract maintenance charges	(1,007,596)	(1,007,866)	(614,010)	(599,592)	(317,666)	(295,864)	(151,332)	(143,552)
Transfers between subaccounts (including fixed account), net	87,422	(585,080)	(445,420)	84,932	(345,135)	33,876	(130,167)	44,839

Net increase (decrease) in net assets from contract transactions	647,634	59,918	46,080	657,869	(559,854)	43,119	(331,010)	80,669

Total increase (decrease) in net assets	2,347,928	6,150,223	2,755,634	1,388,569	2,431,143	815,789	653,621	447,743
Net assets
Beginning of period	17,386,886	11,236,663	11,063,584	9,675,015	10,278,767	9,462,978	4,375,940	3,928,197

End of period	$19,734,814	$17,386,886	$13,819,218	$11,063,584	$12,709,910	$10,278,767	$5,029,561	$4,375,940

Analysis of increase (decrease) in units outstanding
Units issued	35,775	33,523	46,073	62,964	7,575	10,544	14,335	15,610
Units redeemed	(20,447)	(32,128)	(43,729)	(27,507)	(17,673)	(8,152)	(22,334)	(10,743)

Increase (decrease) in units outstanding	15,328	1,395	2,344	35,457	(10,098)	2,392	(7,999)	4,867
Beginning units	411,003	409,608	416,542	381,085	219,884	217,492	131,114	126,247

Ending units	426,331	411,003	418,886	416,542	209,786	219,884	123,115	131,114

The accompanying notes are an integral part of these financial statements.
33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Goldman Sachs Variable Insurance
	Trust – Institutional Class, continued		Janus Henderson
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$(267,786)	$(183,546)	$95,482	$278,158	$(29,537)	$(31,045)	$(127,114)	$14,213
Net realized gain (loss) from investment transactions	4,542,666	2,550,964	698,540	402,070	761,270	439,805	10,909,382	5,233,614
Change in net unrealized appreciation (depreciation) of investments	1,398,987	5,526,271	2,445,528	1,587,070	(4,813)	322,315	4,676,474	14,137,714

Net increase (decrease) in net assets from operations	5,673,867	7,893,689	3,239,550	2,267,298	726,920	731,075	15,458,742	19,385,541

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,250,704	1,293,318	3,027,449	2,999,880	179,609	185,036	6,541,118	6,476,641
Transfers for contract benefits and terminations	(1,191,221)	(928,697)	(725,842)	(642,799)	(289,573)	(96,197)	(3,052,000)	(2,346,851)
Contract maintenance charges	(827,227)	(828,529)	(1,174,527)	(1,238,754)	(117,391)	(108,010)	(3,263,112)	(3,187,106)
Transfers between subaccounts (including fixed account), net	(515,106)	(1,103,178)	(638,288)	(35,668)	(45,140)	(95,850)	(1,175,370)	(2,299,298)

Net increase (decrease) in net assets from contract transactions	(1,282,850)	(1,567,086)	488,792	1,082,659	(272,495)	(115,021)	(949,364)	(1,356,614)

Total increase (decrease) in net assets	4,391,017	6,326,603	3,728,342	3,349,957	454,425	616,054	14,509,378	18,028,927
Net assets
Beginning of period	27,563,526	21,236,923	19,446,763	16,096,806	4,762,327	4,146,273	69,706,070	51,677,143

End of period	$31,954,543	$27,563,526	$23,175,105	$19,446,763	$5,216,752	$4,762,327	$84,215,448	$69,706,070

Analysis of increase (decrease) in units outstanding
Units issued	6,350	5,009	57,529	67,688	3,899	3,739	55,798	63,367
Units redeemed	(33,409)	(53,562)	(40,030)	(27,165)	(9,388)	(7,505)	(79,667)	(115,611)

Increase (decrease) in units outstanding	(27,059)	(48,553)	17,499	40,523	(5,489)	(3,766)	(23,869)	(52,244)
Beginning units	666,207	714,760	631,827	591,304	105,014	108,780	1,725,525	1,777,769

Ending units	639,148	666,207	649,326	631,827	99,525	105,014	1,701,656	1,725,525

The accompanying notes are an integral part of these financial statements.
34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	PIMCO Variable Insurance Trust –Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
	VIT International Bond Portfolio (U.S. Dollar- Hedged)		VIT Low Duration Portfolio		Diversified International Account I		LargeCap Growth Account I
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$60,024	$311,642	$(15,242)	$24,209	$8,700	$18,281	$(1,383)	$(924)
Net realized gain (loss) from investment transactions	76,368	35,217	(2,418)	(1,442)	29,355	(4,642)	68,736	19,175
Change in net unrealized appreciation (depreciation) of investments	(323,224)	(53,920)	(92,208)	100,108	40,224	108,987	14,790	80,894

Net increase (decrease) in net assets from operations	(186,832)	292,939	(109,868)	122,875	78,279	122,626	82,143	99,145

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	785,324	820,237	770,243	785,623	59,799	59,305	22,189	21,040
Transfers for contract benefits and terminations	(316,672)	(239,979)	(286,989)	(235,909)	(78,591)	(13,974)	(5,464)	1
Contract maintenance charges	(317,957)	(360,425)	(311,973)	(334,889)	(20,762)	(19,487)	(7,168)	(6,578)
Transfers between subaccounts (including fixed account), net	216,242	341,093	234,455	218,973	(53,566)	(52,665)	(10,316)	(3,886)

Net increase (decrease) in net assets from contract transactions	366,937	560,926	405,736	433,798	(93,120)	(26,821)	(759)	10,577

Total increase (decrease) in net assets	180,105	853,865	295,868	556,673	(14,841)	95,805	81,384	109,722
Net assets
Beginning of period	6,847,463	5,993,598	6,228,817	5,672,144	924,565	828,760	377,959	268,237

End of period	$7,027,568	$6,847,463	$6,524,685	$6,228,817	$909,724	$924,565	$459,343	$377,959

Analysis of increase (decrease) in units outstanding
Units issued	36,770	42,154	53,395	54,152	4,704	3,888	2,879	1,260
Units redeemed	(21,177)	(17,103)	(29,229)	(24,622)	(12,082)	(6,680)	(2,871)	(374)

Increase (decrease) in units outstanding	15,593	25,051	24,166	29,530	(7,378)	(2,792)	8	886
Beginning units	293,098	268,047	389,006	359,476	73,204	75,996	24,220	23,334

Ending units	308,691	293,098	413,172	389,006	65,826	73,204	24,228	24,220

The accompanying notes are an integral part of these financial statements.
35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

							Principal Variable Contracts Funds,
	Principal Variable Contracts Funds, Inc. (“PVC”) –Class 1 Fixed Income Funds						Inc. (“PVC”) –Class 2 Shares – Equity Funds
	Core Plus Bond Account I		Government & High Quality Bond Account I		Short-Term Income Account I		Capital Appreciation Account II
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$3,169	$4,294	$2,966	$3,431	$59	$46	$7,033	$22,389
Net realized gain (loss) from investment transactions	3,468	536	(43)	32	21	—	357,636	399,829
Change in net unrealized appreciation (depreciation) of investments	(7,628)	6,783	(5,360)	(393)	(128)	16	1,049,275	375,076

Net increase (decrease) in net assets from operations	(991)	11,613	(2,437)	3,070	(48)	62	1,413,944	797,294

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	8,389	9,090	6,577	6,352	2,500	2,500	293,379	317,436
Transfers for contract benefits and terminations	(116)	(8,799)	1	1	—	—	(168,006)	(399,626)
Contract maintenance charges	(4,750)	(4,979)	(2,618)	(2,416)	(256)	(261)	(137,062)	(139,858)
Transfers between subaccounts (including fixed account), net	175	(1,150)	(626)	69,214	—	—	(73,026)	(174,745)

Net increase (decrease) in net assets from contract transactions	3,698	(5,838)	3,334	73,151	2,244	2,239	(84,715)	(396,793)

Total increase (decrease) in net assets	2,707	5,775	897	76,221	2,196	2,301	1,329,229	400,501
Net assets
Beginning of period	134,969	129,194	148,128	71,907	3,201	900	5,341,989	4,941,488

End of period	$137,676	$134,969	$149,025	$148,128	$5,397	$3,201	$6,671,218	$5,341,989

Analysis of increase (decrease) in units outstanding
Units issued	442	534	505	7,325	215	217	4,966	6,910
Units redeemed	(111)	(1,077)	(186)	(227)	—	(1)	(7,350)	(24,002)

Increase (decrease) in units outstanding	331	(543)	319	7,098	215	216	(2,384)	(17,092)
Beginning units	11,919	12,462	14,135	7,037	305	89	164,817	181,909

Ending units	12,250	11,919	14,454	14,135	520	305	162,433	164,817

The accompanying notes are an integral part of these financial statements.
36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Equity Income Account II		MidCap Account II		SmallCap Account II		SAM Balanced Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$123,515	$90,975	$(149,519)	$(48,492)	$(22,847)	$(13,391)	$511,679	$689,410
Net realized gain (loss) from investment transactions	402,652	455,865	1,673,499	1,638,393	185,524	154,703	1,384,877	1,381,026
Change in net unrealized appreciation (depreciation) of investments	1,623,899	(35,024)	2,216,673	767,358	382,252	357,504	4,739,876	2,759,001

Net increase (decrease) in net assets from operations	2,150,066	511,816	3,740,653	2,357,259	544,929	498,816	6,636,432	4,829,437

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	599,480	614,912	851,342	873,934	150,817	157,402	8,145,993	8,242,241
Transfers for contract benefits and terminations	(602,601)	(388,243)	(966,928)	(585,774)	(209,735)	(104,813)	(2,204,545)	(1,890,767)
Contract maintenance charges	(305,527)	(313,673)	(493,177)	(504,664)	(88,454)	(78,694)	(3,417,724)	(3,651,125)
Transfers between subaccounts (including fixed account), net	(309,208)	(163,925)	(289,924)	(138,500)	(70,447)	(42,785)	(505,304)	(511,501)

Net increase (decrease) in net assets from contract transactions	(617,856)	(250,929)	(898,687)	(355,004)	(217,819)	(68,890)	2,018,420	2,188,848

Total increase (decrease) in net assets	1,532,210	260,887	2,841,966	2,002,255	327,110	429,926	8,654,852	7,018,285
Net assets
Beginning of period	10,510,523	10,249,636	16,003,993	14,001,738	2,901,449	2,471,523	50,977,191	43,958,906

End of period	$12,042,733	$10,510,523	$18,845,959	$16,003,993	$3,228,559	$2,901,449	$59,632,043	$50,977,191

Analysis of increase (decrease) in units outstanding
Units issued	9,897	10,656	1,693	2,328	5,487	9,515	147,285	180,711
Units redeemed	(31,918)	(19,293)	(11,998)	(4,093)	(17,098)	(14,830)	(66,138)	(72,310)

Increase (decrease) in units outstanding	(22,021)	(8,637)	(10,305)	(1,765)	(11,611)	(5,315)	81,147	108,401
Beginning units	301,453	310,090	104,936	106,701	182,227	187,542	2,052,998	1,944,597

Ending units	279,432	301,453	94,631	104,936	170,616	182,227	2,134,145	2,052,998

The accompanying notes are an integral part of these financial statements.
37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2021 and 2020

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios , Continued
	SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations
Net investment income (loss)	$122,788	$141,837	$562,376	$999,033	$48,990	$52,079	$367,744	$1,146,536
Net realized gain (loss) from investment transactions	168,645	136,379	3,473,781	2,001,559	43,886	50,656	5,116,332	3,296,829
Change in net unrealized appreciation (depreciation) of investments	542,336	429,164	13,525,820	8,228,444	71,687	51,580	19,317,011	12,190,952

Net increase (decrease) in net assets from operations	833,769	707,380	17,561,977	11,229,036	164,563	154,315	24,801,087	16,634,317

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,587,918	1,604,043	13,230,625	13,715,600	370,394	390,694	17,232,262	17,484,074
Transfers for contract benefits and terminations	(311,419)	(308,534)	(4,280,191)	(4,246,047)	(67,520)	(107,293)	(6,268,341)	(5,545,251)
Contract maintenance charges	(682,026)	(709,660)	(5,669,052)	(5,992,550)	(177,206)	(188,894)	(7,325,141)	(7,807,298)
Transfers between subaccounts (including fixed account),), net	45,698	(53,889)	(901,992)	(1,324,007)	54,704	(25,669)	(1,496,879)	(2,176,430)

Net increase (decrease) in net assets from contract transactions	640,171	531,960	2,379,390	2,152,996	180,372	68,838	2,141,901	1,955,095

Total increase (decrease) in net assets	1,473,940	1,239,340	19,941,367	13,382,032	344,935	223,153	26,942,988	18,589,412
Net assets
Beginning of period	9,029,204	7,789,864	103,731,751	90,349,719	2,570,782	2,347,629	130,710,627	112,121,215

End of period	$10,503,144	$9,029,204	$123,673,118	$103,731,751	$2,915,717	$2,570,782	$157,653,615	$130,710,627

Analysis of increase (decrease) in units outstanding
Units issued	44,818	47,279	210,732	254,001	16,586	12,123	249,973	320,264
Units redeemed	(14,849)	(20,233)	(119,791)	(136,854)	(6,008)	(7,857)	(161,651)	(220,498)

Increase (decrease) in units outstanding	29,969	27,046	90,941	117,147	10,578	4,266	88,322	99,766
Beginning units	413,212	386,166	3,632,866	3,515,719	132,144	127,878	4,288,047	4,188,281

Ending units	443,181	413,212	3,723,807	3,632,866	142,722	132,144	4,376,369	4,288,047

The accompanying notes are an integral part of these financial statements.
38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of fifty-seven subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The risk of unfavorable investment performance is borne by the policyholder. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares

DWS Bond VIP (2)

DWS Core Equity VIP

DWS CROCI International VIP

DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

DWS Government & Agency Securities VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company, continued

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Developing Markets VIP Fund

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset

Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company, continued

DWS Equity 500 Index VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class

Mid Cap Value Fund

Small Cap Equity Insights Fund

Janus Henderson

VIT Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds

Diversified International Account I

LargeCap Growth Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds

Core Plus Bond Account I

Government & High Quality Bond Account I

Short-Term Income Account I

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account II

Equity Income Account II

MidCap Account II

SmallCap Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company, continued

American Funds Insurance Series

Asset Allocation Fund

Capital Income Builder Fund

Capital World Growth and Income Fund (1)

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

BNY Mellon Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

DWS Variable Series I – Class A Shares

DWS Bond VIP (2)

DWS CROCI International VIP

DWS Global Small Cap VIP

DWS Variable Series II – Class A Shares

DWS CROCI U.S. VIP

DWS Government & Agency Securities VIP

DWS Government Money Market VIP

DWS High Income VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

1. The Company, continued

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio
VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2

Small – Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	Name changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.
(2)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liqudated on October 28, 2021.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies . The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2021. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A change may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

3. Expenses and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A
Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount
Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 –$1,000 per $1,000 of benefit amount	$0 –$1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 –$0.88 per $1,000 of benefit amount	$0.06 –$2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 –$0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 –$0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2021 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$1,318,336	$189,392
Capital Income Builder Fund	1,146,097	211,217
Capital World Growth and Income Fund	1,147,815	79,478
Global Growth Fund	1,865,689	266,544
Growth Fund	10,201,288	1,110,473
Growth-Income Fund	2,435,519	249,962
International Fund	659,148	72,115
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$514,803	$286,179
BNY Mellon Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$560,110	$916,755
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$31,219	$4,094
DWS Investments VIT Funds – Class B Shares
DWS Equity 500 Index VIP	$225,318	$424,482
DWS Variable Series I – Class A Shares
DWS Bond VIP	$879,332	$10,557,068
DWS Core Equity VIP	351,614	564,214
DWS CROCI International VIP	1,579,397	682,908
DWS Global Small Cap VIP	803,218	829,234
DWS Variable Series II – Class A Shares
DWS CROCI U.S. VIP	$1,901,842	$1,919,117
DWS Government Money Market VIP	11,126,127	360,759
DWS High Income VIP	1,150,107	364,693
DWS Small Mid Cap Growth VIP	45,366	78,711
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio	$18,628,535	$4,057,966
VIP Index 500 Portfolio	5,062,481	3,147,502
VIP Mid Cap Portfolio	8,588,495	2,317,067
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$21,165	$50,944
VIP Freedom 2010 Portfolio	84,765	26,444
VIP Freedom 2015 Portfolio	45,808	32,189
VIP Freedom 2020 Portfolio	232,495	106,410
VIP Freedom 2025 Portfolio	332,940	258,638
VIP Freedom 2030 Portfolio	1,352,819	693,959
VIP Freedom Income Portfolio	171,176	70,250

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

4. Purchases and Sales of Investments

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$203,320	$197,925
VIP FundsManager 50% Portfolio	679,048	427,437
VIP FundsManager 70% Portfolio	1,075,759	563,125
VIP FundsManager 85% Portfolio	1,119,662	438,773
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund	$722,372	$365,786
Small – Mid Cap Growth VIP Fund	3,808,477	1,002,350
Small Cap Value VIP Fund	1,781,211	1,335,577
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund	$1,917,410	$889,229
Small Cap Equity Insights Fund	1,522,246	796,023
Strategic Growth Fund	3,965,731	1,755,578
Janus Henderson
VIT Balanced Portfolio (Service Shares)	$2,081,394	$1,383,153
VIT Enterprise Portfolio (Service Shares)	618,969	464,767
VIT Forty Portfolio (Institutional Shares)	11,704,550	3,979,210
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$929,231	$440,538
VIT Low Duration Portfolio	814,408	423,914
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I	$77,270	$157,524
LargeCap Growth Account I	103,359	55,148
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I	$11,796	$1,515
Government & High Quality Bond Account I	8,580	2,280
Short-Term Income Account I	2,337	12
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II	$437,732	$280,032
Equity Income Account II	527,220	1,014,971
MidCap Account II	1,330,846	1,221,398
SmallCap Account II	197,707	338,961
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$5,592,875	$1,859,315
SAM Conservative Balanced Portfolio	1,256,577	360,866
SAM Conservative Growth Portfolio	9,218,233	3,931,062
SAM Flexible Income Portfolio	410,061	136,703
SAM Strategic Growth Portfolio	11,693,510	5,904,131

	$136,274,915	$59,656,067

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
BNY Mellon Sustainable U.S. Equity Portfolio Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2021	7,571	1,492	(211)	8,852	$33.78
	2020	7,767	532	(728)	7,571	26.91
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2021	243,337	5,918	(17,807)	231,448	$28.35
	2020	247,446	12,685	(16,794)	243,337	24.63
Quality Bond Portfolio	2021	—	—	—	—	16.55
	2020	84,167	978	(85,145)	—	16.70
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2021	7,754	587	(86)	8,255	$35.72
	2020	7,376	571	(193)	7,754	31.33
DWS Variable Series I – Class A Shares subaccounts
DWS Bond VIP	2021	456,702	29,694	(486,396)	—	$19.07
	2020	448,115	34,457	(25,870)	456,702	19.29
DWS Core Equity VIP	2021	165,521	2,301	(15,286)	152,536	38.43
	2020	175,012	4,792	(14,283)	165,521	30.95
DWS CROCI International VIP	2021	1,701,176	90,478	(51,233)	1,740,421	9.37
	2020	1,614,507	118,267	(31,598)	1,701,176	8.66
DWS Global Small Cap VIP	2021	398,812	10,414	(16,081)	393,145	33.54
	2020	398,309	18,549	(18,046)	398,812	29.44
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S. VIP	2021	923,594	21,431	(36,761)	908,264	$44.89
	2020	853,617	83,657	(13,680)	923,594	35.75
DWS Government & Agency Securities VIP	2021	—	—	—	—	19.27
	2020	94,893	1,060	(95,953)	—	19.27
DWS Government Money Market VIP	2021	421,287	850,096	(14,610)	1,256,773	11.19
	2020	129,355	317,474	(25,542)	421,287	11.29
DWS High Income VIP	2021	201,046	12,261	(4,374)	208,933	28.77
	2020	198,306	10,737	(7,997)	201,046	27.91
DWS Small Mid Cap Growth VIP	2021	50,224	1,074	(5,446)	45,852	14.19
	2020	57,075	2,250	(9,101)	50,224	12.58
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	888,202	10,847	(49,574)	849,475	$50.88
	2020	938,081	20,149	(70,028)	888,202	41.71
VIP Index 500 Portfolio	2021	858,101	11,235	(41,419)	827,917	45.67
	2020	871,568	19,228	(32,695)	858,101	35.88
VIP Mid Cap Portfolio	2021	216,235	4,923	(14,115)	207,043	69.57
	2020	223,580	8,323	(15,668)	216,235	55.93
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Developing Markets VIP Fund	2021	237,442	18,629	(11,008)	245,063	$27.49
	2020	242,468	10,335	(15,361)	237,442	29.42
Small – Mid Cap Growth VIP Fund	2021	136,206	5,205	(8,300)	133,111	46.92
	2020	144,759	3,789	(12,342)	136,206	43.03
Small Cap Value VIP Fund	2021	140,329	6,994	(18,209)	129,114	37.78
	2020	136,505	11,185	(7,361)	140,329	30.41

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	209,857	2,203	(12,341)	199,719	$62.40
	2020	207,591	10,275	(8,009)	209,857	48.08
Small Cap Equity Insights Fund	2021	98,914	4,098	(10,937)	92,075	45.93
	2020	96,293	7,956	(5,335)	98,914	37.44
Strategic Growth Fund	2021	666,207	6,350	(33,409)	639,148	50.00
	2020	714,760	5,009	(53,562)	666,207	41.37
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2021	126,627	5,363	(13,150)	118,840	$41.99
	2020	129,098	6,862	(9,333)	126,627	36.24
VIT Enterprise Portfolio (Service Shares)	2021	87,380	1,898	(6,461)	82,817	55.76
	2020	88,676	2,942	(4,238)	87,380	48.28
VIT Forty Portfolio (Institutional Shares)	2021	1,115,794	8,136	(63,445)	1,060,485	46.73
	2020	1,196,864	8,390	(89,460)	1,115,794	38.37
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2021	194,060	15,060	(3,254)	205,866	$24.61
	2020	180,561	23,268	(9,769)	194,060	25.33
VIT Low Duration Portfolio	2021	281,198	28,763	(5,432)	304,529	16.67
	2020	271,463	25,490	(15,755)	281,198	16.98
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2021	69,297	1,971	(2,956)	68,312	$52.36
	2020	71,423	3,376	(5,502)	69,297	41.43
Equity Income Account II	2021	190,756	5,117	(9,818)	186,055	51.51
	2020	195,526	6,955	(11,725)	190,756	42.55
MidCap Account II	2021	66,742	731	(3,430)	64,043	277.22
	2020	68,463	1,470	(3,191)	66,742	223.42
SmallCap Account II	2021	169,474	4,348	(15,289)	158,533	18.87
	2020	173,505	8,954	(12,985)	169,474	15.88
Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2021	472,447	16,841	(17,042)	472,246	$36.48
	2020	478,457	20,446	(26,456)	472,447	32.47
SAM Conservative Balanced Portfolio	2021	90,227	4,064	(3,360)	90,931	29.59
	2020	90,520	6,854	(7,147)	90,227	27.27
SAM Conservative Growth Portfolio	2021	1,207,088	28,072	(36,076)	1,199,084	42.91
	2020	1,242,009	36,532	(71,453)	1,207,088	36.86
SAM Flexible Income Portfolio	2021	33,835	2,002	(2,252)	33,585	25.41
	2020	34,897	1,509	(2,571)	33,835	24.05
SAM Strategic Growth Portfolio	2021	1,415,246	25,581	(63,374)	1,377,453	47.55
	2020	1,445,366	42,650	(72,770)	1,415,246	40.14

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51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
DWS Investments VIT Funds – Class B Shares subaccount
DWS Equity 500 Index VIP	2021	—	—	—	—	$—
	2020	—	—	—	—	—
DWS Variable Series II – Class A Shares subaccount
DWS CROCI U.S. VIP	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Small Cap Equity Insights Fund	2021	—	—	—	—	—
	2020	—	—	—	—	—
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds subaccounts
Diversified International Account I	2021	—	—	—	—	$—
	2020	—	—	—	—	—
LargeCap Growth Account I	2021	1,640	201	(27)	1,814	18.78
	2020	1,411	262	(33)	1,640	15.52
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Government & High Quality Bond Account I	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Short-Term Income Account I	2021	—	—	—	—	$—
	2020	—	—	—	—	—
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2021	1,539	100	(19)	1,620	$36.37
	2020	1,445	116	(22)	1,539	32.30
SAM Conservative Balanced Portfolio	2021	260	1,803	(25)	2,039	29.18
	2020	—	275	(15)	260	26.84
SAM Conservative Growth Portfolio	2021	35	21	(32)	24	43.23
	2020	35	30	(30)	35	37.07
SAM Flexible Income Portfolio	2021	—	—	—	—
	2020	—	—	—	—
SAM Strategic Growth Portfolio	2021	127	39	(49)	117	48.46
	2020	168	109	(150)	127	40.82

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B Shares subaccount
DWS Equity 500 Index	2021	115,560	2,378	(15,128)	102,810	$32.57
	2020	119,677	5,038	(9,155)	115,560	25.54
DWS Variable Series II – Class A Shares subaccount
DWS CROCI U.S. V	2021	18,550	3,982	(1,844)	20,688	$17.95
	2020	19,698	991	(2,139)	18,550	14.21
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	35,230	9,440	(8,585)	36,085	$45.88
	2020	45,174	9,542	(19,486)	35,230	37.38
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small Cap Value VIP Fund	2021	47,992	13,929	(14,837)	47,084	$23.39
	2020	49,135	8,971	(10,114)	47,992	18.71
Goldman Sachs Variable Insurance Trust – Institutional Class subaccounts
Mid Cap Value Fund	2021	10,027	5,372	(5,332)	10,067	$24.57
	2020	9,901	269	(143)	10,027	18.82
Small Cap Equity Insights Fund	2021	32,200	10,237	(11,397)	31,040	25.79
	2020	29,954	7,654	(5,408)	32,200	20.90
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2021	17,634	2,001	(2,927)	16,708	$35.85
	2020	20,104	797	(3,267)	17,634	30.85
Principal Variable Contracts Funds, Inc. (“PVC”) –Class 1 Equity Funds subaccounts
Diversified International Account I	2021	73,204	4,704	(12,082)	65,826	$13.82
	2020	75,996	3,888	(6,680)	73,204	12.63
LargeCap Growth Account I	2021	22,580	2,678	(2,844)	22,414	$18.97
	2020	21,923	998	(341)	22,580	15.61
Principal Variable Contracts Funds, Inc. (“PVC”)– Class 1 Fixed Income Funds subaccounts
Core Plus Bond Account I	2021	11,919	442	(111)	12,250	$11.24
	2020	12,462	534	(1,077)	11,919	11.32
Government & High Quality Bond Account I	2021	14,135	505	(186)	14,454	$10.31
	2020	7,037	7,325	(227)	14,135	10.48
Short-Term Income Account I	2021	305	215	—	520	$10.37
	2020	89	217	(1)	305	10.48
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds subaccounts
Capital Appreciation Account II	2021	95,519	2,995	(4,394)	94,120	$32.88
	2020	110,484	3,534	(18,499)	95,519	25.87
Equity Income Account II	2021	110,697	4,780	(22,100)	93,377	$26.34
	2020	114,564	3,701	(7,568)	110,697	21.63
MidCap Account II	2021	38,194	962	(8,568)	30,588	$35.71
	2020	38,238	858	(902)	38,194	28.61
SmallCap Account II	2021	12,753	1,139	(1,809)	12,083	$19.64
	2020	14,037	561	(1,845)	12,753	16.43
Principal Variable Contracts Funds, Inc. (“PVC”)Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2021	173,900	10,500	(7,854)	176,546	19.98
	2020	171,824	6,459	(4,383)	173,900	$17.68
SAM Conservative Balanced Portfolio	2021	27,632	6,885	(957)	33,560	17.36
	2020	27,337	1,856	(1,561)	27,632	$15.90

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

SAM Conservative Growth Portfolio	2021	252,239	20,567	(15,747)	257,059	22.88
	2020	250,519	15,356	(13,636)	252,239	$19.54
SAM Flexible Income Portfolio	2021	34,105	6,238	(301)	40,042	15.65
	2020	32,482	1,948	(325)	34,105	$14.73
SAM Strategic Growth Portfolio	2021	329,912	16,662	(34,052)	312,522	24.89
	2020	356,220	11,588	(37,896)	329,912	20.89

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54

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
American Funds Insurance Series subaccounts
Asset Allocation Fund	2021	217,468	65,131	(10,861)	271,738	$18.27
	2020	155,583	70,681	(8,796)	217,468	15.92
Capital Income Builder Fund	2021	278,448	74,990	(15,163)	338,275	14.66
	2020	198,616	90,374	(10,542)	278,448	12.79
Capital World Growth and Incom	2021	200,614	54,129	(4,208)	250,535	19.47
	2020	139,412	65,309	(4,106)	200,614	17.02
Global Growth Fund	2021	246,560	64,289	(10,566)	300,283	25.23
	2020	178,394	78,171	(10,005)	246,560	21.74
Growth Fund	2021	930,537	204,054	(35,942)	1,098,649	33.66
	2020	710,577	234,370	(14,410)	930,537	27.67
Growth-Income Fund	2021	446,729	107,378	(12,052)	542,055	22.96
	2020	323,518	136,127	(12,916)	446,729	18.56
International Fund	2021	84,679	37,189	(4,245)	117,623	16.11
	2020	58,546	30,490	(4,357)	84,679	16.40
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfolio	2021	79,147	9,610	(6,707)	82,050	$43.61
	2020	73,076	9,210	(3,139)	79,147	34.53
BNY Mellon Variable Investment Fund – Service Class Shares subaccount
Opportunistic Small Cap Portfolio	2021	129,555	14,020	(12,637)	130,938	$31.07
	2020	115,466	21,682	(7,593)	129,555	26.83
DWS Variable Series I – Class A Shares subaccounts
DWS Bond	2021	72,241	10,288	(82,529)	—	$15.09
	2020	62,544	13,588	(3,891)	72,241	15.17
DWS CROCI International VIP	2021	237,471	32,620	(12,312)	257,779	12.09
	2020	214,160	35,012	(11,701)	237,471	11.11
DWS Global Small Cap VIP	2021	221,765	20,429	(11,104)	231,090	23.55
	2020	209,022	26,762	(14,019)	221,765	20.55
DWS Variable Series II – Class A Shares subaccounts
DWS CROCI U.S.	2021	136,545	11,649	(6,348)	141,846	$30.40
	2020	115,036	26,047	(4,538)	136,545	24.06
DWS Government & Agency Securities VIP	2021	—	—	—	—	—
	2020	71,908	1,835	(73,743)	—	14.25
DWS Government Money Market VIP	2021	212,098	162,777	(17,505)	357,370	10.11
	2020	61,887	171,820	(21,609)	212,098	10.13
DWS High Income VIP	2021	131,853	20,126	(10,097)	141,882	22.55
	2020	122,557	19,329	(10,033)	131,853	21.75
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class subaccounts
VIP Growth Portfolio	2021	521,718	62,143	(20,246)	563,615	$58.03
	2020	486,847	66,213	(31,342)	521,718	47.29
VIP Index 500 Portfolio	2021	728,705	85,769	(29,352)	785,122	45.90
	2020	629,288	116,250	(16,833)	728,705	35.85
VIP Mid Cap Portfolio	2021	726,685	61,848	(40,643)	747,890	35.18
	2020	653,880	115,759	(42,954)	726,685	28.11

55

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

5. Units Issued and Redeemed

Fidelity VIP Freedom Funds – Service Class 2 Shares subaccounts
VIP Freedom 2005 Portfolio	2021	9,025	849	(2,650)	7,224	$19.40
	2020	8,577	1,109	(661)	9,025	18.74
VIP Freedom 2010 Portfolio	2021	9,034	3,501	(1,223)	11,312	21.94
	2020	7,848	1,527	(341)	9,034	20.84
VIP Freedom 2015 Portfolio	2021	13,174	1,386	(1,401)	13,159	23.38
	2020	11,872	1,740	(438)	13,174	21.84
VIP Freedom 2020 Portfolio	2021	63,471	6,004	(4,415)	65,060	24.61
	2020	61,519	6,935	(4,983)	63,471	22.59
VIP Freedom 2025 Portfolio	2021	89,817	9,163	(9,872)	89,108	26.69
	2020	87,984	11,088	(9,255)	89,817	24.22
VIP Freedom 2030 Portfolio	2021	396,295	31,748	(26,062)	401,981	27.86
	2020	390,333	40,962	(35,000)	396,295	24.93
VIP Freedom Income Portfolio	2021	53,495	8,386	(4,042)	57,839	17.55
	2020	49,597	8,691	(4,793)	53,495	17.09
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares subaccounts
VIP FundsManager 20% Portfolio	2021	67,449	11,809	(12,114)	67,144	$16.68
	2020	66,891	11,593	(11,035)	67,449	16.16
VIP FundsManager 50% Portfolio	2021	200,090	25,552	(18,916)	206,726	23.23
	2020	177,140	28,387	(5,437)	200,090	21.21
VIP FundsManager 70% Portfolio	2021	345,620	34,417	(21,320)	358,717	27.38
	2020	328,836	35,041	(18,257)	345,620	24.00
VIP FundsManager 85% Portfolio	2021	378,324	27,250	(15,081)	390,493	30.54
	2020	358,052	39,521	(19,249)	378,324	26.04
Franklin Templeton Variable Insurance Products Trust – Class 2 subaccounts
Small – Mid Cap Growth VIP Fund	2021	274,797	30,570	(12,147)	293,220	$46.00
	2020	264,849	29,734	(19,786)	274,797	41.94
Small Cap Value VIP Fund	2021	228,221	25,150	(10,683)	242,688	32.31
	2020	195,445	42,808	(10,032)	228,221	25.85
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2021	505,200	52,166	(26,880)	530,486	$34.28
	2020	462,206	60,826	(17,832)	505,200	29.41
VIT Forty Portfolio (Institutional Shares)	2021	609,731	47,662	(16,222)	641,171	54.05
	2020	580,905	54,977	(26,151)	609,731	44.11
PIMCO Variable Insurance Trust – Administrative Class Shares subaccounts
VIT International Bond Portfolio (U.S. Dollar-Hedged)	2021	99,038	21,710	(17,923)	102,825	$19.08
	2020	87,486	18,886	(7,334)	99,038	19.51
VIT Low Duration Portfolio	2021	107,808	24,632	(23,797)	108,643	13.32
	2020	88,013	28,662	(8,867)	107,808	13.48
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2021	1,405,112	119,844	(41,223)	1,483,733	$26.16
	2020	1,292,871	153,690	(41,449)	1,405,112	23.14
SAM Conservative Balanced Portfolio	2021	295,093	32,066	(10,508)	316,651	22.64
	2020	268,309	38,294	(11,510)	295,093	20.75
SAM Conservative Growth Portfolio	2021	2,173,504	162,072	(67,936)	2,267,640	29.26
	2020	2,023,156	202,083	(51,735)	2,173,504	24.98
SAM Flexible Income Portfolio	2021	64,204	8,346	(3,455)	69,095	20.78
	2020	60,499	8,666	(4,961)	64,204	19.55
SAM Strategic Growth Portfolio	2021	2,542,763	207,691	(64,177)	2,686,277	31.41
	2020	2,386,527	265,917	(109,681)	2,542,763	26.35

56

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest
American Funds Insurance Series
Asset Allocation Fund
2021	271,738	$18.27	to	$18.27	$4,964,264	1.66%	0.30%	to	0.30%	14.76%	to	14.76%
2020	217,468	15.92	to	15.92	3,461,957	1.85%	0.30%	to	0.30%	12.12%	to	12.12%
2019	155,583	14.20	to	14.20	2,209,065	2.24%	0.30%	to	0.30%	20.87%	to	20.87%
2018	96,052	11.75	to	11.75	1,128,334	2.16%	0.30%	to	0.30%	(4.89%)	to	(4.89%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder Fund (1)
2021	338,275	$14.66	to	$14.66	$4,959,170	2.84%	0.30%	to	0.30%	14.60%	to	14.60%
2020	278,448	12.79	to	12.79	3,562,015	2.97%	0.30%	to	0.30%	4.17%	to	4.17%
2019	198,616	12.28	to	12.28	2,439,156	3.00%	0.30%	to	0.30%	17.53%	to	17.53%
2018	122,738	10.45	to	10.45	1,282,447	3.13%	0.30%	to	0.30%	(7.36%)	to	(7.36%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital World Growth and Income Fund
2021 (1)	250,535	$19.47	to	$19.47	$4,878,447	1.75%	0.30%	to	0.30%	14.43%	to	14.43%
2020	200,614	17.02	to	17.02	3,413,701	1.45%	0.30%	to	0.30%	8.41%	to	8.41%
2019	139,412	15.70	to	15.70	2,188,332	2.29%	0.30%	to	0.30%	30.75%	to	30.75%
2018	84,908	12.01	to	12.01	1,019,346	2.12%	0.30%	to	0.30%	(9.90%)	to	(9.90%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2021	300,283	$25.23	to	$25.23	$7,576,289	0.34%	0.30%	to	0.30%	16.07%	to	16.07%
2020	246,560	21.74	to	21.74	5,359,449	0.38%	0.30%	to	0.30%	30.07%	to	30.07%
2019	178,394	16.71	to	16.71	2,981,174	1.36%	0.30%	to	0.30%	34.87%	to	34.87%
2018	108,100	12.39	to	12.39	1,339,404	0.90%	0.30%	to	0.30%	(9.32%)	to	(9.32%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2021	1,098,649	$33.66	to	$33.66	$36,979,412	0.23%	0.30%	to	0.30%	21.62%	to	21.62%
2020	930,537	27.67	to	27.67	25,752,238	0.32%	0.30%	to	0.30%	51.62%	to	51.62%
2019	710,577	18.25	to	18.25	12,969,562	0.86%	0.30%	to	0.30%	30.38%	to	30.38%
2018	457,203	14.00	to	14.00	6,400,359	0.53%	0.30%	to	0.30%	(0.55%)	to	(0.55%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2021	542,055	$22.96	to	$22.96	$12,447,235	1.20%	0.30%	to	0.30%	23.72%	to	23.72%
2020	446,729	18.56	to	18.56	8,291,231	1.52%	0.30%	to	0.30%	13.21%	to	13.21%
2019	323,518	16.39	to	16.39	5,304,039	1.98%	0.30%	to	0.30%	25.76%	to	25.76%
2018	202,716	13.04	to	13.04	2,642,748	1.82%	0.30%	to	0.30%	(2.08%)	to	(2.08%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2021	117,623	$16.11	to	$16.11	$1,894,913	2.78%	0.30%	to	0.30%	(1.79%)	to	(1.79%)
2020	84,679	16.40	to	16.40	1,389,060	0.74%	0.30%	to	0.30%	13.63%	to	13.63%
2019	58,546	14.44	to	14.44	845,166	1.73%	0.30%	to	0.30%	22.51%	to	22.51%
2018	37,360	11.78	to	11.78	440,210	2.29%	0.30%	to	0.30%	(13.39%)	to	(13.39%)
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
BNY Mellon Variable Investment Fund – Service Class Shares (2)
Opportunistic Small Cap Portfolio
2021	362,386	$28.35	to	$31.07	$10,630,812	0.00%	0.30%	to	0.90%	15.13%	to	15.81%
2020	372,892	24.63	to	26.83	9,468,825	0.41%	0.30%	to	0.90%	18.51%	to	19.22%
2019	362,912	20.78	to	22.50	7,740,961	0.00%	0.30%	to	0.90%	20.41%	to	21.13%
2018	351,473	17.26	to	18.58	6,200,489	0.00%	0.30%	to	0.90%	(20.01%)	to	(19.53%)
2017	348,647	21.58	to	23.09	7,660,842	0.00%	0.30%	to	0.90%	23.26%	to	16.44%
Quality Bond Portfolio
2021 (3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	84,167	16.72	to	16.72	1,407,259	1.67%	0.90%	to	0.90%	6.95%	to	6.95%
2018	83,642	15.63	to	15.63	1,307,651	2.49%	0.90%	to	0.90%	(3.60%)	to	(3.60%)
2017	82,879	16.22	to	16.22	1,344,080	1.86%	0.90%	to	0.90%	3.32%	to	0.37%

57

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares (2)
Sustainable U.S. Equity Portfolio
2021	90,902	$33.78	to	$43.61	$3,877,343	0.59%	0.30%	to	0.90%	25.55%	to	26.30%
2020	86,718	26.91	to	34.53	2,936,616	0.86%	0.30%	to	0.90%	22.75%	to	23.48%
2019	80,843	21.92	to	27.96	2,213,681	1.19%	0.30%	to	0.90%	32.81%	to	33.61%
2018	72,253	16.50	to	20.93	1,469,387	1.45%	0.30%	to	0.90%	(5.49%)	to	(4.93%)
2017	63,433	17.46	to	22.01	1,353,397	0.89%	0.30%	to	0.90%	14.02%	to	14.70%
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2021	8,255	$35.72	to	$35.72	$294,856	0.20%	0.90%	to	0.90%	14.00%	to	14.00%
2020	7,754	31.33	to	31.33	242,951	0.45%	0.90%	to	0.90%	11.24%	to	11.24%
2019	7,376	28.16	to	28.16	207,772	0.42%	0.90%	to	0.90%	30.19%	to	30.19%
2018	8,864	21.63	to	21.63	191,778	0.54%	0.90%	to	0.90%	(5.29%)	to	(5.29%)
2017	8,881	22.84	to	22.84	202,853	0.68%	0.90%	to	0.90%	10.66%	to	10.66%
DWS Investments VIT Funds – Class B Shares (3)
DWS Equity 500 Index VIP
2021	102,810	$32.57	to	$32.57	$3,348,322	1.05%	0.30%	to	0.30%	27.53%	to	27.53%
2020	115,560	25.54	to	25.54	2,951,171	1.33%	0.30%	to	0.30%	17.28%	to	17.28%
2019	119,677	21.78	to	21.78	2,606,060	1.60%	0.30%	to	0.30%	30.27%	to	30.27%
2018	120,251	16.72	to	16.72	2,010,070	1.39%	0.30%	to	0.30%	(5.22%)	to	(5.22%)
2017	124,293	17.64	to	32.98	2,208,885	1.42%	0.30%	to	0.70%	20.23%	to	20.71%
DWS Variable Series I – Class A Shares (3)
DWS Bond VIP
2021(4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	528,943	15.17	to	19.29	9,904,233	2.71%	0.30%	to	0.90%	8.10%	to	8.75%
2019	510,659	13.95	to	17.84	8,867,616	3.08%	0.30%	to	0.90%	9.64%	to	10.29%
2018	503,659	12.65	to	16.27	7,999,357	4.44%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
2017	493,156	13.03	to	16.87	8,135,512	2.39%	0.30%	to	0.90%	4.89%	to	5.52%
DWS Core Equity VIP
2021	152,536	$38.43	to	$38.43	$5,862,348	0.76%	0.90%	to	0.90%	24.18%	to	24.18%
2020	165,521	30.95	to	30.95	5,122,619	1.35%	0.90%	to	0.90%	15.10%	to	15.10%
2019	175,012	26.89	to	26.89	4,705,954	1.09%	0.90%	to	0.90%	29.14%	to	29.14%
2018	183,328	20.82	to	20.82	3,817,238	1.77%	0.90%	to	0.90%	(6.53%)	to	(6.53%)
2017	190,223	22.28	to	22.28	4,237,584	1.16%	0.90%	to	0.90%	19.94%	to	19.94%
DWS CROCI International VIP
2021	1,998,200	$9.37	to	$12.09	$19,427,918	2.39%	0.30%	to	0.90%	8.26%	to	8.91%
2020	1,938,647	8.66	to	11.11	17,362,692	3.39%	0.30%	to	0.90%	1.69%	to	2.30%
2019	1,828,667	8.51	to	10.86	16,067,294	2.96%	0.30%	to	0.90%	20.69%	to	21.41%
2018	1,809,266	7.05	to	8.94	13,128,872	1.03%	0.30%	to	0.90%	(15.16%)	to	(14.65%)
2017	1,734,207	8.31	to	10.48	14,780,362	6.89%	0.30%	to	0.90%	20.88%	to	21.60%
DWS Global Small Cap VIP
2021	624,235	$23.55	to	$33.54	$18,628,755	0.35%	0.30%	to	0.90%	13.92%	to	14.60%
2020	620,577	20.55	to	29.44	16,299,795	0.79%	0.30%	to	0.90%	16.31%	to	17.01%
2019	607,331	17.57	to	25.31	13,753,985	0.00%	0.30%	to	0.90%	20.21%	to	20.93%
2018	582,623	14.53	to	21.06	11,046,886	0.28%	0.30%	to	0.90%	(21.22%)	to	(20.75%)
2017	556,600	18.33	to	26.73	13,480,879	0.00%	0.30%	to	0.90%	18.96%	to	19.66%
DWS Variable Series II – Class A Shares (3)
DWS CROCI U.S. VIP
2021	1,070,799	$17.95	to	$44.89	$45,453,527	1.92%	0.30%	to	0.90%	25.56%	to	26.31%
2020	1,078,690	14.21	to	35.75	36,569,410	2.31%	0.30%	to	0.90%	(12.94%)	to	(12.42%)
2019	988,352	16.23	to	41.07	38,536,676	1.89%	0.30%	to	0.90%	31.77%	to	32.56%
2018	1,008,263	12.24	to	31.17	29,930,333	2.47%	0.30%	to	0.90%	(11.30%)	to	(10.77%)
2017	1,005,538	13.72	to	35.14	33,814,712	1.48%	0.30%	to	0.90%	21.79%	to	22.52%
DWS Government & Agency Securities VIP
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020 (5)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019	166,801	14.18	to	19.19	2,841,033	2.64%	0.30%	to	0.90%	5.48%	to	6.11%
2018	149,696	13.36	to	18.20	2,459,411	2.64%	0.30%	to	0.90%	(0.36%)	to	0.24%
2017	143,644	13.33	to	18.26	2,385,004	2.48%	0.30%	to	0.90%	0.77%	to	1.37%
DWS Government Money Market VIP
2021	1,614,143	$10.11	to	$11.19	$17,669,279	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2020	633,385	10.13	to	11.29	6,903,856	0.11%	0.30%	to	0.90%	(0.66%)	to	(0.07%)
2019	191,242	10.14	to	11.36	2,097,181	1.75%	0.30%	to	0.90%	0.86%	to	1.47%
2018	175,942	9.99	to	11.26	1,920,044	1.39%	0.30%	to	0.90%	0.48%	to	1.09%
2017	167,675	9.89	to	11.21	1,820,915	0.46%	0.30%	to	0.90%	(0.44%)	to	0.15%
DWS High Income VIP
2021	350,815	$22.55	to	$28.77	$9,210,924	4.54%	0.30%	to	0.90%	3.08%	to	3.69%
2020	332,899	21.75	to	27.91	8,479,341	5.37%	0.30%	to	0.90%	5.29%	to	5.92%
2019	320,863	20.53	to	26.51	7,773,610	5.63%	0.30%	to	0.90%	14.66%	to	15.34%
2018	312,152	17.80	to	23.12	6,625,032	7.80%	0.30%	to	0.90%	(3.39%)	to	(2.81%)
2017	304,868	18.31	to	23.93	6,727,252	5.69%	0.30%	to	0.90%	6.55%	to	7.19%

58

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

DWS Small Mid Cap Growth VIP
2021	45,852	$14.19	to	$14.19	$650,817	0.04%	0.90%	to	0.90%	12.83%	to	12.83%
2020	50,224	12.58	to	12.58	631,836	0.05%	0.90%	to	0.90%	29.01%	to	29.01%
2019	57,075	9.75	to	9.75	556,551	0.00%	0.90%	to	0.90%	21.32%	to	21.32%
2018	58,347	8.04	to	8.04	468,960	0.00%	0.90%	to	0.90%	(14.36%)	to	(14.36%)
2017	58,124	9.39	to	9.39	545,532	0.10%	0.90%	to	0.90%	21.03%	to	21.03%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class
VIP Growth Portfolio
2021	1,449,175	$45.88	to	$58.03	$77,578,091	0.00%	0.30%	to	0.90%	21.98%	to	22.71%
2020	1,445,150	37.38	to	47.29	63,031,377	0.06%	0.30%	to	0.90%	42.46%	to	43.32%
2019	1,470,102	26.08	to	32.99	44,704,085	0.16%	0.30%	to	0.90%	32.99%	to	33.78%
2018	1,471,881	19.50	to	24.66	33,445,211	0.15%	0.30%	to	0.90%	(1.17%)	to	(0.57%)
2017	1,453,745	19.61	to	29.72	33,288,973	0.12%	0.30%	to	0.90%	33.80%	to	34.60%
VIP Index 500 Portfolio
2021	1,613,039	$45.67	to	$45.90	$73,851,137	1.19%	0.30%	to	0.90%	27.30%	to	28.06%
2020	1,586,806	35.85	to	35.88	56,905,220	1.71%	0.30%	to	0.90%	17.07%	to	17.77%
2019	1,500,856	30.44	to	30.64	45,862,082	1.92%	0.30%	to	0.90%	30.05%	to	30.82%
2018	1,437,605	23.27	to	23.56	33,717,797	1.81%	0.30%	to	0.90%	(5.44%)	to	(4.87%)
2017	1,385,567	24.46	to	24.92	34,325,342	1.77%	0.30%	to	0.90%	20.51%	to	21.23%
VIP Mid Cap Portfolio
2021	954,933	$35.18	to	$69.57	$40,713,396	0.52%	0.30%	to	0.90%	24.39%	to	25.13%
2020	942,920	28.11	to	55.93	32,523,679	0.57%	0.30%	to	0.90%	16.98%	to	17.68%
2019	877,460	23.89	to	47.81	26,309,923	0.82%	0.30%	to	0.90%	22.25%	to	22.98%
2018	815,621	19.42	to	39.11	20,348,626	0.56%	0.30%	to	0.90%	(15.41%)	to	(14.90%)
2017	763,778	22.82	to	46.23	22,880,683	0.63%	0.30%	to	0.90%	19.63%	to	20.34%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2021	7,224	$19.40	to	$19.40	$140,120	0.69%	0.30%	to	0.30%	3.51%	to	3.51%
2020	9,025	18.74	to	18.74	169,125	1.09%	0.30%	to	0.30%	10.60%	to	10.60%
2019	8,577	16.94	to	16.94	145,342	2.07%	0.30%	to	0.30%	13.26%	to	13.26%
2018	7,272	14.96	to	14.96	108,800	1.66%	0.30%	to	0.30%	(3.53%)	to	(3.53%)
2017	5,589	15.51	to	15.51	86,687	1.49%	0.30%	to	0.30%	10.41%	to	10.41%
VIP Freedom 2010 Portfolio
2021	11,312	$21.94	to	$21.94	$248,203	1.01%	0.30%	to	0.30%	5.28%	to	5.28%
2020	9,034	20.84	to	20.84	188,280	1.16%	0.30%	to	0.30%	11.90%	to	11.90%
2019	7,848	18.62	to	18.62	146,199	1.93%	0.30%	to	0.30%	15.40%	to	15.40%
2018	7,464	16.14	to	16.14	120,484	1.48%	0.30%	to	0.30%	(4.55%)	to	(4.55%)
2017	6,935	16.91	to	16.91	117,281	1.44%	0.30%	to	0.30%	12.46%	to	12.46%
VIP Freedom 2015 Portfolio
2021	13,159	$23.38	to	$23.38	$307,668	0.86%	0.30%	to	0.30%	7.07%	to	7.07%
2020	13,174	21.84	to	21.84	287,675	1.13%	0.30%	to	0.30%	13.22%	to	13.22%
2019	11,872	19.29	to	19.29	228,931	1.96%	0.30%	to	0.30%	17.62%	to	17.62%
2018	10,720	16.40	to	16.40	175,739	1.45%	0.30%	to	0.30%	(5.57%)	to	(5.57%)
2017	10,155	17.36	to	17.36	176,300	1.31%	0.30%	to	0.30%	14.46%	to	14.46%
VIP Freedom 2020 Portfolio
2021	65,060	$24.61	to	$24.61	$1,601,110	0.87%	0.30%	to	0.30%	8.94%	to	8.94%
2020	63,471	22.59	to	22.59	1,433,869	1.07%	0.30%	to	0.30%	14.38%	to	14.38%
2019	61,519	19.75	to	19.75	1,215,070	1.87%	0.30%	to	0.30%	19.52%	to	19.52%
2018	58,107	16.53	to	16.53	960,253	1.38%	0.30%	to	0.30%	(6.36%)	to	(6.36%)
2017	52,706	17.65	to	17.65	930,158	1.40%	0.30%	to	0.30%	15.91%	to	15.91%
VIP Freedom 2025 Portfolio
2021	89,108	$26.69	to	$26.69	$2,378,310	0.86%	0.30%	to	0.30%	10.22%	to	10.22%
2020	89,817	24.22	to	24.22	2,174,978	1.01%	0.30%	to	0.30%	15.33%	to	15.33%
2019	87,984	21.00	to	21.00	1,847,393	1.88%	0.30%	to	0.30%	21.15%	to	21.15%
2018	90,787	17.33	to	17.33	1,573,461	1.29%	0.30%	to	0.30%	(7.06%)	to	(7.06%)
2017	82,855	18.65	to	18.65	1,545,006	1.29%	0.30%	to	0.30%	17.22%	to	17.22%
VIP Freedom 2030 Portfolio
2021	401,981	$27.86	to	$27.86	$11,198,853	0.88%	0.30%	to	0.30%	11.74%	to	11.74%
2020	396,295	24.93	to	24.93	9,880,911	1.04%	0.30%	to	0.30%	16.29%	to	16.29%
2019	390,333	21.44	to	21.44	8,368,731	1.88%	0.30%	to	0.30%	23.74%	to	23.74%
2018	347,518	17.33	to	17.33	6,021,283	1.20%	0.30%	to	0.30%	(8.33%)	to	(8.33%)
2017	319,940	18.90	to	18.90	6,047,235	1.24%	0.30%	to	0.30%	20.33%	to	20.33%
VIP Freedom Income Portfolio
2021	57,839	$17.55	to	$17.55	$1,015,064	0.83%	0.30%	to	0.30%	2.72%	to	2.72%
2020	53,495	17.09	to	17.09	913,982	1.16%	0.30%	to	0.30%	9.95%	to	9.95%
2019	49,597	15.54	to	15.54	770,628	1.97%	0.30%	to	0.30%	11.30%	to	11.30%
2018	43,959	13.96	to	13.96	613,677	1.60%	0.30%	to	0.30%	(2.57%)	to	(2.57%)
2017	38,230	14.33	to	14.33	547,772	1.44%	0.30%	to	0.30%	8.03%	to	8.03%

59

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2021	67,144	$16.68	to	$16.68	$1,120,117	0.92%	0.30%	to	0.30%	3.21%	to	3.21%
2020	67,449	16.16	to	16.16	1,090,224	1.03%	0.30%	to	0.30%	7.74%	to	7.74%
2019	66,891	15.00	to	15.00	1,003,464	1.86%	0.30%	to	0.30%	9.83%	to	9.83%
2018	58,362	13.66	to	13.66	797,184	2.06%	0.30%	to	0.30%	(2.12%)	to	(2.12%)
2017	42,518	13.96	to	13.96	593,349	1.29%	0.30%	to	0.30%	6.87%	to	6.87%
VIP FundsManager 50% Portfolio
2021	206,726	$23.23	to	$23.23	$4,802,652	0.99%	0.30%	to	0.30%	9.55%	to	9.55%
2020	200,090	21.21	to	21.21	4,243,374	1.05%	0.30%	to	0.30%	13.55%	to	13.55%
2019	177,140	18.68	to	18.68	3,308,444	1.60%	0.30%	to	0.30%	17.34%	to	17.34%
2018	173,819	15.92	to	15.92	2,766,744	1.37%	0.30%	to	0.30%	(5.66%)	to	(5.66%)
2017	156,074	16.87	to	16.87	2,633,338	1.12%	0.30%	to	0.30%	13.90%	to	13.90%
VIP FundsManager 70% Portfolio
2021	358,717	$27.38	to	$27.38	$9,821,050	0.90%	0.30%	to	0.30%	14.09%	to	14.09%
2020	345,620	24.00	to	24.00	8,293,523	0.81%	0.30%	to	0.30%	15.59%	to	15.59%
2019	328,836	20.76	to	20.76	6,826,247	1.23%	0.30%	to	0.30%	22.13%	to	22.13%
2018	313,762	17.00	to	17.00	5,333,280	0.91%	0.30%	to	0.30%	(7.95%)	to	(7.95%)
2017	288,650	18.47	to	18.47	5,330,360	0.83%	0.30%	to	0.30%	18.58%	to	18.58%
VIP FundsManager 85% Portfolio
2021	390,493	$30.54	to	$30.54	$11,926,124	0.84%	0.30%	to	0.30%	17.29%	to	17.29%
2020	378,324	26.04	to	26.04	9,851,190	0.71%	0.30%	to	0.30%	16.92%	to	16.92%
2019	358,052	22.27	to	22.27	7,974,248	1.08%	0.30%	to	0.30%	25.76%	to	25.76%
2018	330,753	17.71	to	17.71	5,857,375	0.67%	0.30%	to	0.30%	(9.36%)	to	(9.36%)
2017	305,909	19.54	to	19.54	5,976,642	0.65%	0.30%	to	0.30%	22.53%	to	22.53%
Franklin Templeton Variable Insurance Products Trust – Class 2
Developing Markets VIP Fund
2021	245,063	$27.49	to	$27.49	$6,735,870	0.88%	0.90%	to	0.90%	(6.58%)	to	(6.58%)
2020	237,442	29.42	to	29.42	6,986,153	4.14%	0.90%	to	0.90%	16.14%	to	16.14%
2019	242,468	25.33	to	25.33	6,142,756	0.98%	0.90%	to	0.90%	25.57%	to	25.57%
2018	244,841	20.18	to	20.18	4,939,913	0.86%	0.90%	to	0.90%	(16.55%)	to	(16.55%)
2017	238,071	24.18	to	24.18	5,755,956	0.98%	0.90%	to	0.90%	39.16%	to	39.16%
Small – Mid Cap Growth VIP Fund
2021	426,331	$46.00	to	$46.92	$19,734,814	0.00%	0.30%	to	0.90%	9.03%	to	9.68%
2020	411,003	41.94	to	43.03	17,386,886	0.00%	0.30%	to	0.90%	53.71%	to	54.63%
2019	409,608	27.12	to	28.00	11,236,663	0.00%	0.30%	to	0.90%	30.26%	to	31.04%
2018	397,578	20.70	to	21.49	8,348,989	0.00%	0.30%	to	0.90%	(6.22%)	to	(5.66%)
2017	381,544	21.94	to	22.92	8,523,113	0.00%	0.30%	to	0.90%	20.32%	to	21.04%
Small Cap Value VIP Fund
2021	418,886	$23.39	to	$37.78	$13,819,218	0.99%	0.30%	to	0.90%	24.25%	to	24.99%
2020	416,542	18.71	to	30.41	11,063,584	1.50%	0.30%	to	0.90%	4.25%	to	4.87%
2019	381,085	17.84	to	29.17	9,675,015	1.05%	0.30%	to	0.90%	25.22%	to	25.97%
2018	363,925	19.56	to	23.29	7,384,525	0.88%	0.30%	to	0.90%	(13.66%)	to	(13.14%)
2017	354,621	16.31	to	27.66	8,338,548	0.51%	0.30%	to	0.90%	9.67%	to	10.32%
Goldman Sachs Variable Insurance Trust – Institutional Class
Mid Cap Value Fund
2021	209,786	$24.57	to	$62.40	$12,709,910	0.48%	0.30%	to	0.90%	29.78%	to	30.56%
2020	219,884	18.82	to	48.08	10,278,767	0.67%	0.30%	to	0.90%	7.43%	to	8.08%
2019	217,492	17.42	to	44.75	9,462,978	0.81%	0.30%	to	0.90%	30.35%	to	31.13%
2018	228,674	34.33	to	34.33	7,610,468	1.33%	0.30%	to	0.90%	(11.26%)	to	(10.73%)
2017	236,785	14.88	to	38.69	8,860,782	0.75%	0.30%	to	0.90%	10.08%	to	10.74%
Small Cap Equity Insights Fund
2021	123,115	$25.79	to	$45.93	$5,029,561	0.46%	0.30%	to	0.90%	22.69%	to	23.42%
2020	131,114	20.90	to	37.44	4,375,940	0.23%	0.30%	to	0.90%	7.61%	to	8.26%
2019	126,247	19.30	to	34.79	3,928,197	0.49%	0.30%	to	0.90%	23.73%	to	24.47%
2018	131,723	15.51	to	28.12	3,295,976	0.47%	0.30%	to	0.90%	(9.44%)	to	(8.90%)
2017	136,629	17.02	to	31.05	3,812,317	0.57%	0.30%	to	0.90%	10.57%	to	11.23%
Strategic Growth Fund
2021	639,148	$50.00	to	$50.00	$31,954,543	0.00%	0.90%	to	0.90%	20.84%	to	20.84%
2020	666,207	41.37	to	41.37	27,563,526	0.09%	0.90%	to	0.90%	39.25%	to	39.25%
2019	714,760	29.71	to	29.71	21,236,923	0.30%	0.90%	to	0.90%	34.32%	to	34.32%
2018	750,969	22.12	to	22.12	16,611,749	0.44%	0.90%	to	0.90%	(1.93%)	to	(1.93%)
2017	796,695	22.55	to	22.55	17,969,243	0.52%	0.90%	to	0.90%	29.50%	to	29.50%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2021	649,326	$34.28	to	$41.99	$23,175,105	0.88%	0.30%	to	0.90%	15.87%	to	16.56%
2020	631,827	29.41	to	36.24	19,446,763	2.10%	0.30%	to	0.90%	13.01%	to	13.69%
2019	591,304	25.87	to	32.07	16,096,806	1.67%	0.30%	to	0.90%	21.18%	to	21.91%
2018	549,435	21.22	to	26.46	12,325,101	1.79%	0.30%	to	0.90%	(0.47%)	to	0.13%
2017	512,552	21.19	to	26.59	11,570,027	1.42%	0.30%	to	0.90%	17.08%	to	17.78%
VIT Enterprise Portfolio (Service Shares)
2021	99,525	$35.85	to	$55.76	$5,216,752	0.24%	0.30%	to	0.90%	15.50%	to	16.19%
2020	105,014	30.85	to	48.28	4,762,327	0.04%	0.30%	to	0.90%	18.12%	to	18.83%
2019	108,780	25.96	to	40.87	4,146,273	0.05%	0.30%	to	0.90%	33.95%	to	34.75%
2018	115,870	19.27	to	30.51	3,270,993	0.13%	0.30%	to	0.90%	(1.56%)	to	(0.96%)
2017	117,884	19.46	to	39.12	3,420,815	0.54%	0.30%	to	0.90%	25.96%	to	26.71%

60

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

VIT Forty Portfolio (Institutional Shares)
2021	1,701,656	$46.73	to	$54.05	$84,215,448	0.50%	0.30%	to	0.90%	21.80%	to	22.53%
2020	1,725,525	38.37	to	44.11	69,706,070	0.70%	0.30%	to	0.90%	38.15%	to	38.98%
2019	1,777,769	27.77	to	31.74	51,677,143	0.15%	0.30%	to	0.90%	35.94%	to	36.75%
2018	1,802,799	20.43	to	23.21	38,319,992	1.16%	0.30%	to	0.90%	1.07%	to	1.68%
2017	1,800,477	20.21	to	22.83	37,623,560	0.00%	0.30%	to	0.90%	29.16%	to	29.93%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged) (6)
2021	308,691	$19.08	to	$24.61	$7,027,568	1.59%	0.30%	to	0.90%	(2.83%)	to	(2.25%)
2020	293,098	19.51	to	25.33	6,847,463	5.75%	0.30%	to	0.90%	4.61%	to	5.24%
2019	268,047	18.54	to	24.21	5,993,598	1.77%	0.30%	to	0.90%	6.05%	to	6.68%
2018	258,604	17.38	to	22.83	5,471,136	1.32%	0.30%	to	0.90%	1.21%	to	1.81%
2017	254,045	17.07	to	22.56	5,339,280	4.89%	0.30%	to	0.90%	1.85%	to	2.46%
VIT Low Duration Portfolio
2021	413,172	$13.32	to	$16.67	$6,524,685	0.52%	0.30%	to	0.90%	(1.81%)	to	(1.22%)
2020	389,006	13.48	to	16.98	6,228,817	1.19%	0.30%	to	0.90%	2.07%	to	2.68%
2019	359,476	13.13	to	16.64	5,672,144	2.76%	0.30%	to	0.90%	3.10%	to	3.71%
2018	343,065	12.66	to	16.14	5,273,530	1.92%	0.30%	to	0.90%	(0.56%)	to	0.04%
2017	334,927	12.66	to	16.23	5,195,885	1.34%	0.30%	to	0.90%	0.45%	to	1.05%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Equity Funds
Diversified International Account I
2021	65,826	$13.82	to	$13.82	$909,724	1.28%	0.30%	to	0.30%	9.42%	to	9.42%
2020	73,204	12.63	to	12.63	924,565	2.67%	0.30%	to	0.30%	15.82%	to	15.82%
2019 (7)	75,996	11.47	to	10.91	828,760	0.00%	0.30%	to	0.90%	9.05%	to	9.05%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
LargeCap Growth Account I
2021	24,228	$18.78	to	$18.97	$459,343	0.00%	0.30%	to	0.70%	21.05%	to	21.53%
2020	24,220	15.52	to	15.61	377,959	0.03%	0.30%	to	0.70%	35.25%	to	35.79%
2019 (8)	23,334	11.47	to	11.50	268,237	0.00%	0.30%	to	0.70%	14.71%	to	14.98%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 1 Fixed Income Funds
Core Plus Bond Account I
2021	12,250	$11.24	to	$11.24	$137,676	2.64%	0.30%	to	0.30%	(0.75%)	to	(0.75%)
2020	11,919	11.32	to	11.32	134,969	3.56%	0.30%	to	0.30%	9.22%	to	9.22%
2019 (9)	12,462	10.37	to	10.37	129,194	0.00%	0.30%	to	0.30%	3.67%	to	3.67%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Government & High Quality Bond Account I
2021	14,454	$10.31	to	$10.31	$149,025	2.29%	0.30%	to	0.30%	(1.62%)	to	(1.62%)
2020	14,135	10.48	to	10.48	148,128	2.99%	0.30%	to	0.30%	2.56%	to	2.56%
2019 (10)	7,037	10.22	to	10.22	71,907	0.00%	0.30%	to	0.30%	2.18%	to	2.18%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Short-Term Income Account I (13)
2021	520	$10.37	to	$10.37	$5,397	1.68%	0.30%	to	0.30%	(1.01%)	to	(1.01%)
2020	305	10.48	to	10.48	3,201	2.56%	0.30%	to	0.30%	3.05%	to	3.05%
2019 (11)	89	10.17	to	10.17	900	0.00%	0.30%	to	0.30%	1.70%	to	1.70%
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account II
2021	162,433	$32.88	to	$76.97	$6,671,218	0.74%	0.30%	to	0.90%	26.36%	to	27.12%
2020	164,817	25.87	to	60.79	5,341,989	1.09%	0.30%	to	0.90%	17.38%	to	18.08%
2019	181,909	21.90	to	51.69	4,941,488	1.40%	0.30%	to	0.90%	30.92%	to	31.70%
2018	192,103	1.71	to	26.96	3,912,574	0.96%	0.30%	to	0.90%	(4.51%)	to	(3.93%)
2017	191,511	17.31	to	41.18	4,131,378	1.04%	0.30%	to	0.90%	19.39%	to	20.10%
Diversified International Account II
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019 (12)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	56,112	11.81	to	11.81	662,577	1.94%	0.30%	to	0.30%	(18.03%)	to	(18.03%)
2017	53,452	14.40	to	26.73	821,439	1.55%	0.30%	to	0.70%	27.90%	to	28.41%

61

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

Equity Income Account II
2021	279,432	$26.34	to	$51.51	$12,042,733	1.86%	0.30%	to	0.90%	21.06%	to	21.78%
2020	301,453	21.63	to	42.55	10,510,523	1.76%	0.30%	to	0.90%	5.20%	to	5.83%
2019	310,090	20.44	to	40.44	10,249,636	1.70%	0.30%	to	0.90%	27.63%	to	28.39%
2018	325,897	15.92	to	31.69	8,447,556	1.74%	0.30%	to	0.90%	(6.09%)	to	(5.52%)
2017	334,182	16.85	to	37.80	9,352,344	2.04%	0.30%	to	0.90%	19.69%	to	20.41%
LargeCap Growth Account II
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019(13)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	13,655	16.10	to	16.10	224,509	0.09%	0.30%	to	0.30%	(8.18%)	to	(7.82%)
2017	13,603	17.46	to	30.59	248,556	0.15%	0.30%	to	0.70%	33.61%	to	34.14%
MidCap Account II
2021	94,631	$35.71	to	$277.22	$18,845,959	0.00%	0.30%	to	0.90%	24.08%	to	24.82%
2020	104,936	28.61	to	223.42	16,003,993	0.50%	0.30%	to	0.90%	17.01%	to	17.71%
2019	106,701	24.30	to	190.94	14,001,738	0.05%	0.30%	to	0.90%	41.45%	to	42.30%
2018	111,968	17.08	to	134.98	10,530,246	0.05%	0.30%	to	0.90%	(7.62%)	to	(7.07%)
2017	113,844	18.38	to	159.82	11,738,868	0.33%	0.30%	to	0.90%	24.08%	to	24.82%
SmallCap Account II
2021	170,616	$18.87	to	$19.64	$3,228,559	0.15%	0.30%	to	0.90%	18.79%	to	19.50%
2020	182,227	15.88	to	16.43	2,901,449	0.27%	0.30%	to	0.90%	20.78%	to	21.51%
2019	187,542	13.15	to	13.53	2,471,523	0.09%	0.30%	to	0.90%	25.99%	to	26.74%
2018	191,777	10.44	to	10.67	2,004,865	0.09%	0.30%	to	0.90%	(11.96%)	to	(11.43%)
2017	201,964	$11.86	to	$12.05	$2,397,243	0.15%	0.30%	to	0.90%	11.57%	to	12.23%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds
Government & High Quality Bond Account II
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019(14)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	5,959	10.83	to	10.83	64,564	3.21%	0.30%	to	0.30%	0.38%	to	0.38%
2017	7,074	10.79	to	14.69	76,342	3.35%	0.30%	to	0.70%	1.20%	to	1.20%
Income Account II
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019(15)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	12,091	11.67	to	11.67	141,073	4.14%	0.30%	to	0.30%	0.17%	to	0.17%
2017	12,282	11.65	to	18.49	147,156	4.15%	0.30%	to	0.70%	4.14%	to	4.56%
Short-Term Income Account II
2021	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2020	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2019(16)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2018	18	10.64	to	10.64	194	1.87%	0.30%	to	0.30%	0.92%	to	0.92%
2017	26	10.54	to	10.54	276	1.68%	0.30%	to	0.30%	1.48%	to	1.48%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2021	2,134,145	$19.98	to	$36.48	$59,632,043	1.39%	0.30%	to	0.90%	12.38%	to	13.05%
2020	2,052,998	17.68	to	32.47	50,977,191	2.05%	0.30%	to	0.90%	9.96%	to	10.62%
2019	1,944,597	15.98	to	29.52	43,958,906	2.35%	0.30%	to	0.90%	18.67%	to	19.38%
2018	1,878,418	13.39	to	24.88	35,782,282	2.96%	0.30%	to	0.90%	(6.10%)	to	(5.54%)
2017	1,748,119	14.17	to	26.50	35,754,837	1.98%	0.30%	to	0.90%	13.86%	to	14.53%
SAM Conservative Balanced Portfolio
2021	443,181	$17.36	to	$29.59	$10,503,144	1.70%	0.30%	to	0.90%	8.50%	to	9.15%
2020	413,212	15.90	to	27.27	9,029,204	2.26%	0.30%	to	0.90%	8.27%	to	8.92%
2019	386,166	14.60	to	25.19	7,789,864	2.77%	0.30%	to	0.90%	14.63%	to	15.32%
2018	354,825	16.52	to	21.97	6,236,499	3.20%	0.30%	to	0.90%	(4.62%)	to	(4.04%)
2017	293,932	13.19	to	23.04	5,286,341	2.59%	0.30%	to	0.90%	10.16%	to	10.81%
SAM Conservative Growth Portfolio
2021	3,723,807	$22.88	to	$43.23	$123,673,118	1.04%	0.30%	to	0.90%	16.40%	to	17.09%
2020	3,632,866	19.54	to	37.07	103,731,751	1.69%	0.30%	to	0.90%	11.68%	to	12.35%
2019	3,515,719	17.39	to	33.13	90,349,719	1.65%	0.30%	to	0.90%	22.58%	to	23.31%
2018	3,404,745	14.11	to	26.93	71,593,270	2.61%	0.30%	to	0.90%	(7.66%)	to	(7.10%)
2017	3,299,876	15.18	to	29.16	75,639,161	1.37%	0.30%	to	0.90%	18.40%	to	19.11%
SAM Flexible Income Portfolio
2021	142,722	$15.65	to	$25.41	$2,915,717	2.24%	0.30%	to	0.90%	5.66%	to	6.30%
2020	132,144	14.73	to	24.05	2,570,782	2.69%	0.30%	to	0.90%	6.07%	to	6.71%
2019	127,878	13.80	to	22.67	2,347,629	3.45%	0.30%	to	0.90%	11.96%	to	12.63%
2018	131,504	16.26	to	20.25	2,195,111	3.88%	0.30%	to	0.90%	(3.07%)	to	(2.49%)
2017	114,233	12.57	to	20.89	1,921,973	3.16%	0.30%	to	0.90%	7.17%	to	7.81%

62

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights
SAM Strategic Growth Portfolio
2021	4,376,369	$24.89	to	$48.46	$157,653,615	0.80%	0.30%	to	0.90%	18.47%	to	19.18%
2020	4,288,047	20.89	to	40.82	130,710,627	1.61%	0.30%	to	0.90%	14.10%	to	14.79%
2019	4,188,281	18.20	to	35.71	112,121,215	1.35%	0.30%	to	0.90%	26.00%	to	26.75%
2018	4,073,530	14.36	to	27.92	86,999,915	2.21%	0.30%	to	0.90%	(9.68%)	to	(9.14%)
2017	3,983,262	15.80	to	31.25	95,388,676	1.25%	0.30%	to	0.90%	20.86%	to	21.58%

(1)	Name Changed from Global Growth and Income Fund to Capital World Growth and Income Fund on May 1, 2021.
(2)	The Dreyfus funds were rebranded to BNY Mellon funds effective June 3, 2019.
(3)	For the period (cessation of operations): January 1, 2020 to April 30, 2020. The BNY Quality Bond Portfolio liquidated on April 30, 2020.
(4)	For the period (cessation of operations): January 1, 2021 to October 28, 2021. The DWS Bond VIP subaccount liqudated on October 28, 2021.
(5)	For the period (cessation of operations): January 1, 2020 to February 27, 2020. The DWS Government & Agency Securities VIP subaccount liqudated on February 27,2020.
(6)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.
(7)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Diversified International Account I subaccount. June 14,2019, the PVC Diversified International Account II Subaccount merged with the PVC Diversified International Account I. The PVC Diversified International Account I was the surviving subaccount.

(8)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC LargeCap Growth Account I subaccount. June 7, 2019, the PVC LargeCap Growth Account II Subaccount merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I was the surviving subaccount.

(9)

For the period (commencement of operations): June 7, 2019 to December 31, 2019—PVC Core Plus Bond Account I subaccount. June 7, 2019, PVC Income Account II Subaccount merged with the PVC Core Plus Bond Account I subaccount. The PVC Core Plus Bond Account I subaccount was the surviving subaccount.

(10)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Government & High Quality Bond Account I subaccount. June 14,2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I was the surviving subaccount.

(11)

For the period (commencement of operations): June 14, 2019 to December 31, 2019—PVC Short-Term Income Account I subaccount. June 14,2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I was the surviving subaccount.

(12)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Diversified International Account II subaccount. Effective June 14, 2019, the PVC Diversified International Account II merged with the PVC Diversified International Account I. The PVC Diversified International Account I fund was the surviving subaccount.

(13)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC LargeCap Growth Account II subaccount. Effective June 7, 2019, the PVC LargeCap Growth Account II merged with the PVC LargeCap Growth Account I. The PVC LargeCap Growth Account I fund was the surviving subaccount.

(14)

For the period (cessation of operations): January 1, 2019 to June 14, 2019 PVC Government & High Quality Bond Account II Subaccount. Effective June 14, 2019, the PVC Government & High Quality Bond Account II merged with the PVC Government & High Quality Bond Account I. The PVC Government & High Quality Bond Account I fund was the surviving subaccount.

(15)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Income Account II Subaccount. Effective June 7, 2019, the PVC Income Account II merged PVC Core Plus Bond Account I. The PVC Core Plus Bond Account I fund was the surviving subaccount.

63

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2021

6. Financial Highlights

(16)

For the period (cessation of operations): January 1, 2019 to June 7, 2019 PVC Short-Term Income Account II Subaccount. Effective June 14, 2019, the PVC Short-Term Income Account II merged with the PVC Short-Term Income Account I. The PVC Short-Term Income Account I fund was the surviving subaccount.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2021, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or Accounts that would have a material effect on the accompanying financial statements or note disclosures.

64

Other Information

Exhibits

a.	Board of Directors Resolutions.

	1.	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on July 26, 1999.

b.	Custodian Agreements.

Not applicable.

c.	Underwriting Contracts.

	1.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

	2.	Registered Representative Agreement Farmers Financial Solutions, LLC Registered Representative Agreement Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

	3.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

	4.	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5.	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC, is incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 for Farmers Variable Life Separate Account A, (File Nos. 333-149540 and 811-09507).

d.	Contracts.

	1.	Specimen Flexible Premium Variable Life Insurance Policy, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Monthly Disability Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	3.	Waiver of Deduction Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	4.	Accidental Death Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	5.	Children’s Term Insurance Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	6.	Automatic Increase Benefit Rider, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

	7.	Accelerated Benefit Rider for Terminal Illness, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

e.	Applications.

	1.	Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

1

	2.	Variable Policy Application Supplement (May 2008), is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

	3.	Form of Application for Flexible Premium Life Insurance, is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	4.	Variable Universal Policy Application Supplement (January 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

	5.	Variable Policy Application Supplement (Interstate Compact Version) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	6.	Variable Policy Application Supplement (AR, AZ, CA, IL, MT, SD) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	7.	Variable Policy Application Supplement (ND) (May 2015), is incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	8.	Variable Policy Application Supplement (Interstate Compact Version) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	9.	Variable Policy Application Supplement (ND) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	10.	Variable Policy Application Supplement (non-ICC Version) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	11.	Variable Policy Application Supplement (SD) (May 2016), is incorporated herein by reference to Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

	12.	Variable Policy Application Supplement (Interstate Compact) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

	13.	Variable Policy Application Supplement (NonCom) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14.

	14.	Variable Policy Application Supplement (ND) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

	15.	Variable Policy Application Supplement (SD) (May 2021), is incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

f.	Depositor’s Certificate of Incorporation and By-Laws.

	1.	Articles of Incorporation of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

	2.	By-laws of Farmers New World Life Insurance Company, is incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

	3.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A (File Nos. 333-149540 and 811-09507).

	4.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009), is incorporated herein by reference to filed in Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013), is incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

2

	7.	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8.	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

g.	Reinsurance Contracts.

	1.	Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008], is incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

	3.	Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009], is incorporated herein by reference to Post-Effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).

	4.	Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010], is incorporated herein by reference to Post-Effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

	5.	Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011], is incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

	6.	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company, is incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

	7.	Amendment to the Reinsurance Agreements between Farers New World Life Insurance Company and RGA Reinsurance Company (January 1, 2017), is incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	8.	Amendment to the Reinsurance Agreements between Farmers New World Life Insurance Company and RGA Reinsurance Company (December 8, 2017), is incorporated herein by referenced in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

	9.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017)

	10.	Amendment No. 3 to the Reinsurance Agreements between Farmers New World Life Insurance Company and Ace Life Insurance Company (Effective April 23, 2017) Addendum to the Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company (Effective December 7, 2019) incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2020 (File Nos. 333-149540 and 811-09507).

h.	Agreements.

	1.	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

3

2.	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

3.	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

4.	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

5.	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999

6.	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company ,is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

7.	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

8.	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

9.	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

10.	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

11.	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

12.	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

13.	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

14.	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

15.	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

16.	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

17.	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

18.	Form of Rule 22c-2 Shareholder Information Agreement, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

19.	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

4

20.	Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

21.	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

22.	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.

23.	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company, is incorporated herein by referenced in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

24.	Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

25.	Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

26.	Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

27.	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

28.	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

29.	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

30.	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Pre-Effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-9540 and 811-09507).

31.	Novation Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011), is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

32.	Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II”), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

33.	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

5

34.	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

35.	Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

36.	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

37.	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013, is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

38.	Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

39.	Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

40.	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

41.	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.), is incorporated herein by reference to filed in Post-Effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

42.	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

43.	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.), is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

44.	Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, is incorporated herein by reference to filed in Post-Effective Amendment No. 8 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2016 (File Nos. 333-149540 and 811-09507).

45.	Termination of Participation Agreement (dated March 28, 2001) among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

46.	Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016, is incorporated herein by reference to filed in Post-Effective Amendment No. 10 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

47.	Amendment No. 1 to Fund Participation and Service Agreement among Farmers New World Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series., effective December 31, 2018

6

	48.	Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company, effective June 25, 2021. Filed herewith

i.	Administrative Contracts.

	1.	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company, incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

	2.	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001, incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

j.	Other Material Contracts.

	1.	Power of Attorney, Filed herewith

k.	Legal Opinion.

	1.	Opinion of Garrett B. Paddor, Esquire, Filed herewith

l.	Actuarial Opinion. Not applicable.

m.	Calculations. Not applicable.

n.	Other Opinions.

	1.	Consent of Independent Registered Public Accounting Firm Filed herewith.

	2.	Consent of PricewaterhouseCoopers LLP, Filed herewith.

o.	Omitted Financial Statements.

Not applicable.

p.	Initial Capital Agreements.

Not applicable.

q.	Redeemability Exemption.

	1.	Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

	2.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

	3.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 7 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2015 (File Nos. 333-149540 and 811-09507).

	4.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 9 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

	5.	Revised Description of Issuance, Transfer and Redemption Procedures, is incorporated herein by reference to filed in Post-Effective Amendment No. 14 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A.

r.	Form of Initial Summary Prospectuses, Filed herewith.

7

Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Stephen McAnena¹	Director and Chairman of the Board
Giles Harrison[1]	Director and Assistant Treasurer
Annette Thompson[3]	Director
Scott Stoll[7]	Director
David Travers[5]	Director
Warren Tucker[6]	Director
Chris Flint[2]	Director and President
Michael Rohwetter[4]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Jennie McGinnis[2]	Chief Actuary, Interim Principal Financial Officer and Interim Controller
Keith A. Terry[2]	Appointed Actuary
Christopher Brown[2]	Illustration Actuary
Michael Hoetzel[2]	Chief Claims Officer
Melissa Fuehrer[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Michael Langford[1]	Assistant Treasurer
Steven H. Weinstein[1]	Assistant Secretary
Margaret S. Giles[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

1	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

2	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005.

3	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.

4	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.

5	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.

6	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.

7	The principal business address is 6900 Chileno Valley Road, Petaluma, CA 94952.

8

Persons Controlled by Under Common Control with the Depositor or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
autoSense AG	CHE	Zürich Versicherungs-Gesellschaft AG	33.33000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000

9

Company	Domicile	Ownership	%
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Boxx Insurance Inc.	CAN	Zürich Versicherungs-Gesellschaft AG	33.33333
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
brokerbusiness.ch AG	CHE	Zürich Versicherungs-Gesellschaft AG	25.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Structured Finance, Inc.	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Apt. 1, LLC	DE	American Zurich Insurance Company	100.00000
Charlotte Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
CHI IND 6, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Colonial American Casualty and Surety Company	IL	Fidelity and Deposit Company of Maryland	100.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CREC (Bloomington) Lender, LLC	DE	Zurich Structured Finance, Inc.	0.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Hagerstown) Owner, LLC	MD	Zurich Structured Finance, Inc.	0.00000
CREC (Las Vegas), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Lender, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls) Owner, LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sioux Falls), LLC	DE	Zurich Structured Finance, Inc.	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000

10

Company	Domicile	Ownership	%
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
DEN Industrial 2, LLC	DE	Zurich American Insurance Company	100.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Dentolo Deutschland GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
DIG GmbH	DEU	Digital Insurance Group B.V.	100.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	0.00100
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99900
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	IL	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000
Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	IL	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000

11

Company	Domicile	Ownership	%
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Healthinsite Proprietary Limited	ZAF	Zürich Versicherungs-Gesellschaft AG	100.00000
Healthlogix Pty Ltd	AUS	Insite Holdings Pty Ltd	100.00000
Healthlogix Technologia Eireli	BRA	Healthlogix Pty Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
Insite Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
Intelligent Technologies OÜ	EST	Zürich Versicherungs-Gesellschaft AG	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00100
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99900
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Klare Corredora de Seguros S.A.	CHL	Zurich Insurance Mobile Solutions AG	49.90000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
La Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000
Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Minerva Science Limited	GBR	Project Policy Bidco Limited	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
My Policy Limited	GBR	Project Policy Bidco Limited	100.00000
Nashville Apt. 1, LLC	DE	American Zurich Insurance Company	0.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000

12

Company	Domicile	Ownership	%
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
OnePath General Insurance Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Australia Holdings Pty Ltd	AUS	Zurich Financial Services Australia Limited	100.00000
OnePath Life Limited	AUS	OnePath Life Australia Holdings Pty Ltd	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
PFS Pension Fund Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	18.43333
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Philly Office Land, LLC	DE	American Zurich Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Project Policy Bidco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	20.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Asuransi Adira Dinamika Tbk	IDN	Zürich Versicherungs-Gesellschaft AG	98.48794
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
REX Baume S.C.I	FRA	REX Holding France	100.00000
REX Holding France	FRA	REX OPPCI Fonds	100.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX Mauchamps	FRA	REX Holding France	100.00000
REX Vilette	FRA	REX Holding France	0.00000
REX-Aurea-ZDHL S.C.S.	LUX	REX-ZDHL GP S.à r.l.	100.00000
REX-De Baak B.V.	NLD	REX Holding S.à r.l.	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
REX-Humboldthafen Verwaltungs GmbH	DEU	REX-ZDHL S.C.S. SICAV-SIF	100.00000
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000
Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A. - Sociedad Unipersonal	4.99999

13

Company	Domicile	Ownership	%
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Springworks International AB	SWE	autoSense AG	50.00000
Steadfast Insurance Company	IL	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE14 Limited	GBR	Zurich Legacy Solutions Services (UK) Limited	100.00000
ZLS Aseguradora de Colombia S.A	COL	Zürich Lebensversicherungs-Gesellschaft AG	4.43000
ZLS Aseguradora de Colombia S.A	COL	Zürich Versicherungs-Gesellschaft AG	95.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000

14

Company	Domicile	Ownership	%
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99600
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00100
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00100
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Company, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Company, LLC	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Commercial Services (Europe) GmbH	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000

15

Company	Domicile	Ownership	%
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Ireland) DAC	IRL	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667
Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance (Hong Kong) Limited	HKG	Zurich Insurance Company Ltd, Hong Kong Branch	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien (Deutschland) AG & Co. KG	DEU	Zurich Immobilientreuhand (Deutschland) GmbH	0.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilientreuhand (Deutschland) GmbH	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99900
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00100
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000

16

Company	Domicile	Ownership	%
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich Italy S.p.A.	ITA	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Legacy Solutions Services (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Life Preparatory Japan Co. Ltd.	JPN	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich LiveWell Services and Solutions AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00100
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99900
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053

17

Company	Domicile	Ownership	%
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Schweiz Services AG	CHE	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	0.00286
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00100
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18000
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81600
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000
Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Vorsorge-Beratungs und Vertriebs GmbH (Deutschland)	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000
Zurich Workplace Solutions (Middle East) Limited	ARE	Zurich International Life Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

18

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
10433 Ella Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
12225 NE 60th Way, LLC	DE	Truck Insurance Exchange	100.00000
14001 Rosencrans Avenue, LLC	DE	Farmers Insurance Exchange	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
American Federation Insurance Company	TX	21st Century Insurance Group	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Economy Fire & Casualty Company	IL	Farmers Property and Casualty Insurance Company	100.00000
Economy Preferred Insurance Company	IL	Economy Fire & Casualty Company	100.00000
Economy Premier Assurance Company	IL	Economy Fire & Casualty Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Direct Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers General Insurance Agency, Inc.	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Group Property and Casualty Insurance Company	RI	Farmers Property and Casualty Insurance Company	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000
Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers Lloyds Insurance Company of Texas	TX	Farmers Lloyds, Inc.
Farmers Lloyds, Inc.	TX	Farmers Property and Casualty Insurance Company	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000

19

Company	Domicile	Ownership	%
Farmers Property and Casualty Insurance Company	RI	Farmers Insurance Exchange	80.00000
Farmers Property and Casualty Insurance Company	RI	Truck Insurance Exchange	10.00000
Farmers Property and Casualty Insurance Company	RI	Fire Insurance Exchange	10.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
MC Maple Tree, LLC	DE	Mid-Century Insurance Company	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Toggle Insurance Company	DE	Mid-Century Insurance Company	100.00000
Toggle Services, LLC	DE	Toggle Insurance Company	100.00000
Truck Insurance Exchange	CA	See Note 6
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 7: Farmers Lloyds Insurance Company of Texas is a Texas company managed by Farmers Lloyds, Inc.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden

20

BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director,Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self- interest (notwithstanding that other members ofthe quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

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RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriter

(a) Farmers Financial Solutions, LLC is the registrant’s principal underwriter. It is also the principal underwriter for Farmers Variable Life Separate Account A.

(b) Officers and Directors of Farmers Financial Solutions, LLC, and their addresses, are as follows

Name and Principal Address	Positions and Officers with FFS
Julio Areias Da Silva[1]	Director
Guy Meade Hanson[1]	Director
Ronald Lee Marrone[1]	Director
John Charles Mueting[1]	President
Taretha Ann Robinson[1]	Chief Compliance Officer
Joshua Alan Borkin[1]	Treasurer and Chief Financial Officer
Doren Eugene Hohl[2]	Secretary

1.	The principal business address is 31051 Agoura Road, Westlake Village, CA 91361

2.	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Farmers Financial Solutions, LLC	N/A	N/A	12,135,437	0

Location of Books and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave SE, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and at Infosys McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center Blvd SE, Suite 700, Atlanta, GA 30339.

Management Services

All management contracts are discussed in Part A or Part B.

22

Fee Representations

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

23

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on this 29th day of April, 2022.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Chris Flint
	Garrett B. Paddor		Chris Flint
	General Counsel and Corporate Secretary		President
	Farmers New World Life Insurance Company		Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Chris Flint	Director and President
Chris Flint

/s/ Jennie McGinnis	Interim Principal Financial Officer and Interim Controller
Jennie McGinnis

*	Director
David Travers

*	Director and Assistant Treasurer
Giles Harrison

*	Director and Chairman of the Board
Stephen McAnena

*	Director
Scott Stoll

*	Director
Annette Thompson

*	Director
Warren Tucker

*/s/ Chris Flint	*On April 29, 2022 as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment
*	by Chris Flint

1

EXHIBIT INDEX

Exhibit (h)(48)	Amendment to Participation Agreement with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Legg Mason Investor Services, LLC, and Farmers New World Life Insurance Company

Exhibit (j)(1)	Power of Attorney

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of Independent Registered Public Accounting Firm

Exhibit (n)(2)	Consent of PricewaterhouseCoopers LLP

Exhibit (r)	Form of Initial Summary Prospectus

2